                           MINING VENTURE AGREEMENT

                                    BETWEEN

                       GRANGES (U.S.), INC. ("GRANGES")

                                      AND

                 ATLAS CORPORATION, ATLAS PRECIOUS METALS INC.
               AND ATLAS GOLD MINING INC. (COLLECTIVELY "ATLAS")

                        DATED AS OF SEPTEMBER 29, 1995

                               TABLE OF CONTENTS

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MINING VENTURE AGREEMENT                                                                                  PAGE

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RECITALS                                                                                                   1
   Article I
          Definitions                                                                                      1
                    1.1  "Access"                                                                          1
                    1.2  "Accounting Procedure"........................................................    1
                    1.3  "Affiliate"...................................................................    2
                    1.4  "Agreement"...................................................................    2
                    1.5  "Area of Interest"............................................................    2
                    1.6  "Assets"                                                                          2
                    1.7  "Atlas Gold Bar Property".....................................................    2
                    1.8  "Atlas Mill Complex"..........................................................    2
                    1.9  "Budget"                                                                          2
                   1.10  "Development".................................................................    2
                   1.11  "Environmental Laws"..........................................................    2
                   1.12  "Exploration".................................................................    3
                   1.13  "Exploration and Development Expenditures"....................................    3
                   1.14  "Hazardous Materials".........................................................    5
                   1.15  "Initial Contribution"........................................................    5
                   1.16  "Joint Account"...............................................................    5
                   1.17  "Indemnification Procedure"...................................................    5
                   1.18  "Management Committee"........................................................    7
                   1.19  "Manager".....................................................................    7
                   1.20  "Mining"                                                                          7
                   1.21  "Net Profits".................................................................    7
                   1.22  "Net Smelter Returns".........................................................    7
                   1.23  "Operations"..................................................................    7
                   1.24  "Participant" and "Participants"..............................................    7
                   1.25  "Participating Interest"......................................................    7
                   1.26  "Prime Rate"..................................................................    7
                   1.27  "Products"....................................................................    7
                   1.28  "Program".....................................................................    7
                   1.29  "Properties"..................................................................    7
                   1.30  "Transfer"....................................................................    8
                   1.31  "Venture".....................................................................    8
                   1.32  "$" ..........................................................................    8
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                                       i
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Article II
        Representations and Warranties; Title to Assets...................................     8
        2.1  Capacity of Participants.....................................................     8
        2.2  Representations and Warranties...............................................     9
        2.3  Disclosures..................................................................    11
        2.4  Record Title.................................................................    11
        2.5  Joint Loss of Title..........................................................    12
Article III
        Name, Purposes and Term...........................................................    12
        3.1  General......................................................................    12
        3.2  Name.........................................................................    12
        3.3  Purposes.....................................................................    12
        3.4  Limitation...................................................................    13
        3.5  Effective Date and Term......................................................    13
Article IV
        Relationship of The Participants..................................................    13
        4.1  No Partnership...............................................................    13
        4.2  Federal Tax Elections and Allocations........................................    13
        4.3  State Income Tax.............................................................    14
        4.4  Tax Returns..................................................................    14
        4.5  Other Business Opportunities.................................................    14
        4.6  Waiver of Right to Partition.................................................    14
        4.7  Transfer or Termination of Rights to Properties..............................    14
        4.8  Implied Covenants............................................................    14
        4.9  Relationship of Entities Comprising ATLAS....................................    15
Article V
        Contributions by Participants and Additional Agreements...........................    15
        5.1  Participants' Initial Contributions and Activities During Evaluation Period..    15
        5.2  Failure of GRANGES to Make Initial Contribution..............................    23
        5.3  Additional Cash Contributions................................................    23
        5.4  Personnel....................................................................    24
        5.5  Toll Milling of Products at the Atlas Mill Complex...........................    24
        5.6  Preemptive Right to Include Additional Property..............................    29
        5.7  Reserved Royalty.............................................................    30
        5.8  Maintenance of Claims by GRANGES.............................................    30
        5.9  Revision of Mining Law.......................................................    31
Article VI
         Interests of Participants........................................................    31
        6.1  Initial Participating Interests..............................................    31
        6.2  Changes in Participating Interests...........................................    32
        6.3  Voluntary Reduction in Participation.........................................    32

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                    6.4  Default in Making Contributions................................................. 32
                    6.5  Elimination of Minority Interest................................................ 34
                    6.6  Continuing Liabilities Upon Adjustments of Participating Interests.............. 34
                    6.7  Recovery of Participating Interest.............................................. 35
Article VII
                    Management Committee................................................................. 35
                    7.1  Organization and Composition.................................................... 36
                    7.2  Decisions....................................................................... 36
                    7.3  Meetings........................................................................ 37
                    7.4  Action Without Meeting.......................................................... 38
                    7.5  Matters Requiring Approval...................................................... 38
Article VIII
                    Manager                                                                               38
                    8.1  Appointment..................................................................... 38
                    8.2  Powers and Duties of Manager.................................................... 38
                    8.3  Standard of Care................................................................ 42
                    8.4  Resignation Deemed Offer to Resign.............................................. 42
                    8.5  Payments to Manager............................................................. 43
                    8.6  Transactions With Affiliates.................................................... 43
                    8.7  Activities During Deadlock...................................................... 43
Article IX
                    Programs and Budgets................................................................. 44
                    9.1  [This section intentionally left blank.]........................................ 44
                    9.2  Operations Pursuant to Programs and Budgets..................................... 44
                    9.3  Presentation of Programs and Budgets............................................ 44
                    9.4  Review and Approval of Proposed Programs and Budgets............................ 44
                    9.5  Election to Participate......................................................... 45
                    9.6  Deadlock on Proposed Programs and Budgets....................................... 45
                    9.7  Budget Overruns; Program Changes................................................ 45
                    9.8  Emergency or Unexpected Expenditures............................................ 46
                    9.9  Reclamation Fund................................................................ 46
Article X
                   Accounts and Settlements.............................................................. 47
                   10.1  Monthly Statements.............................................................. 47
                   10.2  Cash Calls...................................................................... 47
                   10.3  Failure to Meet Cash Calls...................................................... 47
                   10.4  Audits.......................................................................... 48
Article XI
                   Disposition of Production............................................................. 48
                   11.1  Taking In Kind.................................................................. 48
                   11.2  Failure of Participant to Take in Kind.......................................... 49

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                                      iii
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Article XII
                   Withdrawal and Termination............................................................ 49
                   12.1  Termination..................................................................... 49
                   12.2  Withdrawal...................................................................... 50
                   12.3  Continuing Obligations.......................................................... 50
                   12.4  Disposition of Assets on Termination............................................ 50
                   12.5  Non-Compete Covenants........................................................... 51
                   12.6  Right to Data After Termination................................................. 51
                   12.7  Continuing Authority............................................................ 51
Article XIII
                   Acquisitions Within Area of Interest.................................................. 52
                   13.1  General......................................................................... 52
                   13.2  Notice to Nonacquiring Participant.............................................. 52
                   13.3  Option Exercised................................................................ 52
                   13.4  Option Not Exercised............................................................ 53
Article XIV
                   Abandonment and Surrender of Properties............................................... 53
                   14.1  Surrender or Abandonment of Property............................................ 53
                   14.2  Reacquisition................................................................... 53
Article XV
                   Transfer of Interest.................................................................. 54
                   15.1  General......................................................................... 54
                   15.2  Limitations on Free Transferability............................................. 54
                   15.3  Preemptive Right................................................................ 55
                   15.4  Exceptions to Preemptive Right.................................................. 56
                   15.5  Atlas Mill Complex.............................................................. 56
Article XVI
                   Disputes                                                                               57
                   16.1  Arbitration..................................................................... 57
Article XVII
                   Confidentiality....................................................................... 58
                   17.1  General......................................................................... 58
                   17.2  Exceptions...................................................................... 58
                   17.3  Duration of Confidentiality..................................................... 58
Article XVIII
                   General Provisions.................................................................... 59
                   18.1  Notices......................................................................... 59
                   18.2  Waiver.......................................................................... 59
                   18.3  Modification.................................................................... 59
                   18.4  Force Majeure................................................................... 59
                   18.5  Governing Law................................................................... 60
                   18.6  Rule Against Perpetuities....................................................... 60
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                                      iv
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                    18.7  Further Assurances..........................................................   61
                    18.8  Survival of Terms and Conditions............................................   61
                    18.9  Entire Agreement; Successors and Assigns....................................   61
                    18.10  Memorandum.................................................................   61
                    18.11  Public Announcements.......................................................   61
                    18.12  Counterparts...............................................................   62
                    18.13  Guaranty by Granges, Inc...................................................   62

EXHIBIT A           PROPERTIES AND TITLE EXCEPTIONS...................................................  A-1
                    PART 1    MINERAL ESTATE IN AND UNDERLYING THE ATLAS MILL COMPLEX.................  A-1
                    PART 2.   LEASED PROPERTIES.......................................................  A-7
                    PART 3.   LOCATED CLAIMS..........................................................  A-8
                    PART 4.   ACQUIRED CLAIMS:........................................................ A-34

EXHIBIT B           ACCOUNTING PROCEDURE..............................................................  B-1
      Article I
                    General Provisions................................................................  B-1
                    1.1  General Accounting Records...................................................  B-1
                    1.2  Bank Accounts................................................................  B-1
                    1.3  Statements and Billings......................................................  B-1
      Article II
                    Charges to Joint Account..........................................................  B-2
                    2.1  Rentals, Royalties and Other Payments........................................  B-2
                    2.2  Labor and Employee Benefits..................................................  B-2
                    2.3  Materials, Equipment and Supplies............................................  B-3
                    2.4  Equipment and Facilities Furnished by Manager................................  B-3
                    2.5  Transportation...............................................................  B-3
                    2.6  Contract Services and Utilities..............................................  B-3
                    2.7  Insurance Premiums...........................................................  B-3
                    2.8  Damages and Losses...........................................................  B-4
                    2.9  Legal and Regulatory Expense.................................................  B-4
                   2.10  Audit........................................................................  B-4
                   2.11  Taxes........................................................................  B-4
                   2.12  District and Camp Expense (Field Supervision and Camp Expenses)..............  B-4
                   2.13  Administrative Charge........................................................  B-5
                   2.14  Other Expenditures...........................................................  B-6
     Article III
                    A Basis of Charges to Joint Account...............................................  B-7
                    3.1  Purchases....................................................................  B-7
                    3.2  Material Furnished by or Transferred to the Manager or a Participant.........  B-7

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                    3.3  Premium Prices................................................................ B-8
                    3.4  Warranty of Material Furnished by the Manager or Participants................. B-8
Article IV
                    Disposal of Material............................................................... B-8
                    4.1  Disposition Generally......................................................... B-8
                    4.2  Distribution to Participants.................................................. B-8
                    4.3  Sales......................................................................... B-9
Article V
                    Inventories........................................................................ B-9
                    5.1  Periodic Inventories, Notice and Representations.............................. B-9
                    5.2  Reconciliation and Adjustment of Inventories.................................. B-9

EXHIBIT C           TAX MATTERS........................................................................ C-1
       ARTICLE 1
                    TAX MATTERS PARTNER................................................................ C-1
                    (a)  Designation of Tax Matters Partner............................................ C-1
                    (b)  Notice........................................................................ C-1
                    (c)  Inconsistent Treatment of Partnership Item.................................... C-1
                    (d)  Extensions of Limitation Periods.............................................. C-1
                    (e)  Requests for Administrative Adjustments....................................... C-1
                    (f)  Judicial Proceedings.......................................................... C-2
                    (g)  Settlements................................................................... C-2
                    (h)  Fees and Expenses............................................................. C-2
                    (i)  Survival...................................................................... C-3
       ARTICLE 2
                    TAX ELECTIONS AND ALLOCATIONS...................................................... C-3
                    (a)  Tax Partnership Election...................................................... C-3
                    (b)  Tax Elections................................................................. C-3
                    (c)  Allocations to Participants................................................... C-4
       ARTICLE 3
                    CAPITAL ACCOUNTS; LIQUIDATION...................................................... C-7
                    (a)  Capital Accounts.............................................................. C-7
                    (b)  Liquidation................................................................... C-8
       ARTICLE 4
                    SALE OR ASSIGNMENT                                                                             C-9
                    (a)  Agreement Not to Terminate.................................................... C-9

EXHIBIT D           NET PROFITS INTEREST CALCULATION................................................... D-1
                    1.   Calculation and Payment....................................................... D-1
                    2.   Successors in Interest........................................................ D-2
                    3.   Nature of Interest............................................................ D-2
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                                      vi
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EXHIBIT E    INSURANCE                             E-1

EXHIBIT F    INITIAL WORK PROGRAM AND BUDGET       F-1

EXHIBIT G    DEFINITION OF NET SMELTER RETURNS     G-1
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                                      vii

                           MINING VENTURE AGREEMENT

  This Agreement is made and entered into as of September 29, 1995, by and among Granges (U.S.), Inc., a Nevada corporation ("GRANGES"), and Atlas Corporation, a Delaware corporation, and its two wholly owned subsidiaries, Atlas Precious Metals Inc. and Atlas Gold Mining Inc., both of which are Nevada corporations (collectively "ATLAS").

                                   RECITALS
                                   --------

  A. ATLAS controls certain Properties in Eureka County, Nevada, which Properties are described in Parts 1-4 of Exhibit A attached hereto and incorporated herein by reference, and defined in Section 1.29.

  B. GRANGES wishes to participate with ATLAS in the exploration and evaluation, and, if warranted, development and mining of mineral resources within the Properties or any other properties acquired pursuant to the terms of this Agreement, and ATLAS is willing to grant such right to GRANGES.

  NOW, THEREFORE, in consideration of the covenants and agreements contained herein, ATLAS and GRANGES agree as follows:

                                   ARTICLE I
                                   ---------
                                  DEFINITIONS
                                 ------------

  1.1 "Access" shall mean the right to cross over, on or beneath the surface of property as a means of ingress and egress to and from other property for vehicles, conveyors or other materials transport systems, pipelines, utility lines, canals, ditches, and other forms of transportation or movement of people, matter, or things, and the right to construct, maintain and close roads, underground passageways, and other routes and ways, and to construct, maintain and remove equipment and facilities for such uses.

  1.2  "Accounting Procedure"  means the procedures set forth in Exhibit B.

  1.3 "Affiliate" means any person, partnership, joint venture, corporation or other form of enterprise which directly or indirectly controls, is controlled by, or is under common control with, a Participant. For purposes of the preceding sentence, "control" means possession, directly or indirectly, of the power to direct or cause direction of management and policies through ownership of voting securities, contract, voting trust or otherwise.

  1.4 "Agreement" means this Venture Agreement, including all amendments and modifications thereof, and all schedules and exhibits, which are incorporated herein by this reference.

  1.5 "Area of Interest" means the entire area encompassed within the exterior boundaries of the Properties and the Atlas Mill Complex, as depicted on the map appended to Exhibit A.

  1.6 "Assets" means the Properties, Products and all other real and personal property, tangible and intangible, held for the benefit of the Participants hereunder.

  1.7 "Atlas Gold Bar Property" means the properties identified as such on the map attached to Exhibit A.

  1.8 "Atlas Mill Complex" means the surface estate only of both the patented lode and millsite claims and unpatented millsite claims described in Part 1 of Exhibit A (which claims are also identified as the Atlas Mill Complex on the map appended to Exhibit A), together with all facilities, infrastructure, plants, tailings, slag, materials, stockpiles, dumps and other improvements and appurtenances on such surface estate.

  1.9 "Budget" means a detailed estimate of all costs to be incurred by the Participants with respect to a Program and a schedule of cash advances to be made by the Participants.

  1.10 "Development" means all preparation for the removal and recovery of Products, including the construction or installation of a mill, leaching facilities or any other improvements to be used for the mining, handling, milling, processing or other beneficiation of Products.

  1.11 "Environmental Laws" means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, requirement or rule of common law, now or previously in effect, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including, without limitation, the Comprehensive Environmental
Response, Compensation and Liability Act of 1980, as amended ("CERCLA"); the Resource Conservation and Recovery Act, 42 U.S.C. (S)(S) 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 6901 et seq.; the Clean Water Act, 33 U.S.C. (S)(S) 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601 et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300f et seq.; the Atomic Energy Act, 42 U.S.C. (S)(S) 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (S)(S) 136 et seq.; and the Federal Food, Drug and Cosmetic Act, 21 U.S.C. (S)(S) 301 et seq.

  1.12 "Exploration" means all activities directed toward ascertaining the existence, location, quantity, quality or commercial value of deposits of Products.

  1.13 "Exploration and Development Expenditures" means all costs, fees, expenses, payments, liabilities and charges incurred or accrued by GRANGES in connection with Exploration and Development or other associated, related or incidental Operations upon or for the benefit of the Properties, or in discharging or performing the duties or functions of the Manager prior to the completion of GRANGES' Initial Contribution, all to be calculated in accordance with the Accounting Procedure, including without limitation:

       (a) All costs and expenses incurred in conducting Exploration, including aerial and surface reconnaissance; geophysical and geochemical work; geological sampling and mapping; surveying; building, maintenance or repair of necessary access roads; drill-site preparation; exploration drilling; trenching; digging test pits; shaft sinking; acquiring, diverting, and/or transporting water necessary for exploration; logging of drill holes and drill core; completion and evaluation of geological geophysical, geochemical or other exploration data and preparation of interpretive reports; and laboratory work, including assays or metallurgical analyses and tests;

       (b) All costs and expenses incurred in conducting Development activities;

       (c) All costs, expenses and liabilities incurred or accrued in obtaining and satisfying governmental permits and approvals and in performing any environmental studies, reclamation, cleanup, compliance or restoration work;

       (d) Salaries, wages, and benefits of GRANGES' employees engaged in operations directly relating to the Properties, including salaries of those who are temporarily assigned to and directly employed on work relating to the Properties for the periods of time such employees are engaged in such activities;

       (e) Salaries, wages, expenses, benefits and other payments paid to third-party consultants hired by GRANGES and engaged in Operations relating to the Properties (including amounts reimbursed to ATLAS for the services of its staff geologists);

       (f) All costs and expenses incurred in the preparation of feasibility studies, economic analyses, and the Report (and any Non-Gold Report, as defined in Section 5.1(B)(5)) concerning the Properties, whether carried out by GRANGES or by third parties under contract to GRANGES;

       (g) Payments made by GRANGES for taxes and assessments, other than income taxes, assessed or levied upon or against the Properties or any improvements situate thereon;

       (h) Costs of material, equipment, and supplies acquired, leased or hired, for use in conducting Exploration or Development activities relating to the Properties; provided, however, that equipment owned and supplied by GRANGES shall be chargeable at rates no greater than the most favorable rates available in the area of the Properties;

       (i) Costs and expenses of establishing and maintaining necessary field offices, camps, and housing facilities;

       (j) Costs incurred by GRANGES in performing title studies and curing and defending title to the Properties; amending, relocating, remonumenting, and patenting of unpatented claims or otherwise in maintaining the Properties; satisfying surface use or damage obligations to landowners including reclamation; or making any payments or satisfying other obligations or other property payment obligations pertaining to the Properties, including without limitation, filing, recording, rental, and maintenance fees;

       (k) Costs and expenses of acquiring additional property within the Area of Interest or additional interests in the Properties; and

       (l) All costs and expenses to hold or maintain the Properties, including without limitation, payments to the Bureau of Land Management of the United States Department of the Interior and to private lessors, to the extent paid or incurred by GRANGES;

       (m) All costs, expenses and liabilities incurred or accrued by GRANGES in discharging or performing the duties, obligations or functions of the Manager;

       (n) All travel expenses incurred by GRANGES in connection with the foregoing activities and Operations; and

       (o) An administrative charge of three percent (3%) of the amount of all other Exploration and Development Expenditures, including without limitation those set forth above.

  1.14 "Hazardous Materials" means (a) petroleum and petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls, or (b) any other chemical, material or substance which is (i) designated as a "hazardous substance," pursuant to
Section 311 of the Clean Water Act ("CWA"), 33 U.S.C. (S) 1251, et seq. (33 U.S.C. (S) 1321) or listed pursuant to Section 307 of the CWA (33 U.S.C. (S) 1317, or (ii) defined as or included in the definition of a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. (S) 6901, et seq. (42 U.S.C. (S) 6903), or (iii) defined as or included in the definition of a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. (S) 9601, et seq., or (iv) defined as or included in the definition of a "pollutant" or "contaminant" pursuant to the CWA, RCRA, CERCLA, the Clean Air Act, 33 U.S.C. (S) 1251 et seq., or comparable state statutes or regulations.

  1.15 "Initial Contribution" means that contribution each Participant has made or agrees to make pursuant to Section 5.1.

  1.16 "Joint Account" means the account maintained in accordance with the Accounting Procedure showing the charges and credits accruing to the Participants.

  1.17 "Indemnification Procedure" means the following procedure by which indemnification shall take place. An indemnified Participant shall give written notice to the indemnifying

Participant promptly of any claim, suit, action, the commencement of any proceeding or demand of which such indemnified Participant has received written notice from a third party and as to which such indemnified Participant believes it may be entitled to indemnification or contribution under this Agreement (provided, however, that failure to give such notice which does not materially disadvantage the indemnifying Participant shall not relieve the indemnifying Participant from liability hereunder). The indemnifying Participant will not settle or compromise any such pending claim, action or suit, without (i) the prior written consent of the indemnified Participant, which consent shall not be unreasonably withheld, and (ii) obtaining a release of the indemnified Participant from all liability in respect thereof. The indemnifying Participant shall have the right to participate in or assume and direct the defense at its own expense against any such claim, suit or demand, in its name or in the name of the indemnified Participant, as the case may be, and with counsel selected by the indemnifying Participant; provided, however, that if (i) such claim, suit or demand seeks an order, injunction or other equitable relief against the indemnified Participant or (ii) the indemnified Participant shall have reasonably concluded that there is a substantial conflict of interest between the indemnifying Participant and the indemnified Participant in the conduct of the defense of such claim, suit or demand, then the indemnified Participant may employ separate counsel and participate in and direct the defense of such claim, suit or demand to the extent necessary to protect its interest, and the indemnifying Participant will pay the reasonable fees and disbursements of such separate counsel; provided, however, that the indemnifying Participant shall not be responsible for the fees and disbursements of more than one separate counsel for all indemnified Participants in any jurisdiction or in any single proceeding. Except as provided in the preceding sentence, after notice to the indemnified Participant of its election to assume the defense thereof, the indemnifying Participant shall not be liable to the indemnified Participant for any legal or other expense incurred by the indemnified Participant in connection with such claim. Such assumed defense shall be conducted expeditiously (but with regard to obtaining the most favorable outcome reasonably likely under the circumstances, taking into account costs) and the indemnified Participant shall be advised promptly of all significant developments. The indemnified Participant shall have the right to participate fully in the defense of any claim, suit or demand so assumed, with separate counsel selected by it and at its own expense. The indemnified Participant shall cooperate with the indemnifying Participant, and keep the indemnifying Participant reasonably informed, in its participation or defense of any such claim, suit or demand.

  1.18 "Management Committee"  means the committee established under Article
VII.

  1.19 "Manager" means the person or entity appointed under Article VIII to manage Operations, or any successor Manager.

  1.20 "Mining" means the mining, extracting, producing, handling, milling or other processing of Products.

  1.21 "Net Profits" means certain amounts calculated as provided in Exhibit D, which may be payable to a Participant under Section 6.4(b)(2) or 6.5.

  1.22 "Net Smelter Returns"  has the meaning set forth in Exhibit G.

  1.23 "Operations"  means the activities carried out under this Agreement.

  1.24 "Participant" and "Participants" mean the persons or entities that from time to time have Participating Interests.

  1.25 "Participating Interest" means the percentage interest representing the operating ownership interest of a Participant in Assets, and all other rights and obligations arising under this Agreement, as such interest may from time to time be adjusted hereunder. Participating Interests shall be calculated to three decimal places and rounded to two (e.g., 1.519% rounded to 1.52%).
                                         ----
Decimals of .005 or more shall be rounded up to .01, decimals of less than .005 shall be rounded down. The initial Participating Interests of the Participants are set forth in Section 6.1.

  1.26 "Prime Rate"  means the interest rate quoted as "Prime" by The Wall
                                                                  --------
Street Journal, as said rate may change from day to day (which quoted rate may
- --------------
not be the lowest rate at which banks loan funds).

  1.27 "Products" means all ores, minerals and mineral resources produced from the Properties under this Agreement.

  1.28 "Program" means a description in reasonable detail of Operations to be conducted and objectives to be accomplished by the Manager for a year or any longer period.

  1.29 "Properties" means those interests in real property described in Parts 1-4 of Exhibit A and all other interests in real property within the Area of Interest which are acquired and held subject to this Agreement. The Properties include, without limitation, the entire mineral estate in and underlying the Atlas Mill Complex, as described in Part 1 of Exhibit A, together with: (i) the right of Access across the surface of the Atlas Mill Complex and the right to use and consume so much of the surface of the Atlas Mill Complex as may be reasonably necessary or convenient to the Exploration, Development and Mining of such mineral estate, by whatever method is now known or subsequently developed, including without limitation by open pit or surface mining methods and; (ii) the right to use the surface of the Atlas Mill Complex for the conduct of Operations, including without limitation the treatment, processing, milling, leaching or beneficiation of Products and the disposal of tailings, overburden, waste, rock and other by-products and materials. Subject to the preceding sentence, the Atlas Mill Complex (as defined in Section 1.8) is expressly excluded from the Properties. Notwithstanding the foregoing, the Venture's right to use the surface of the Atlas Mill Complex shall not unreasonably interfere with ATLAS' operations at the Atlas Mill Complex, its use of the existing access road to the Atlas Mill Complex or ATLAS' existing haul road and ATLAS shall have the right to conduct such operations as it deems necessary at the Atlas Mill Complex.

  1.30 "Transfer" means sell, grant, assign, encumber, pledge or otherwise commit or dispose of.

  1.31 "Venture" means the business arrangement of the Participants under this Agreement.

  1.32 "$"  means US currency.

                                  ARTICLE II
                                  ----------

                REPRESENTATIONS AND WARRANTIES; TITLE TO ASSETS
               ------------------------------------------------

  2.1  Capacity of Participants.  Each of the Participants represents and
       -------------------------
warrants as follows:

       (a) that it is a corporation duly incorporated and in good standing in its state of incorporation and that it is qualified to do business and is in good standing in those states where necessary in order to carry out the purposes of this Agreement;

       (b) that it has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all corporate and other actions required to authorize it to enter into and perform this Agreement have been properly taken;

       (c) that it will not breach any other agreement or arrangement by entering into or performing this Agreement; and

       (d) that this Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms.

  2.2  Representations and Warranties .  ATLAS makes the following
       -------------------------------
representations and warranties effective the date hereof:

       (a) With respect to that portion of the Properties that ATLAS owns in fee simple, as set forth in Part 1.A. of Exhibit A, exclusive of the surface rights in and to the Atlas Mill Complex (which are not part of the Properties), ATLAS is in exclusive possession of and owns such portion of the Properties free and clear of all rights, titles and interests of third parties and of all liens, encumbrances or other burdens on production except those specifically identified in Part 1 of Exhibit A.

       (b) With respect to those portions of the Properties in which ATLAS holds an interest under leases or other contracts (the "Leased Properties"), as set forth in Part 2 of Exhibit A: (i) ATLAS is in exclusive possession of such Leased Properties; (ii) ATLAS has not received any notice of default of any of the terms or provisions of such contracts; (iii) ATLAS has the authority under such contracts to perform fully its obligations under this Agreement; (iv) to the best of ATLAS' knowledge and belief, such contracts are valid and are in good standing; and (v) to ATLAS' knowledge, the Leased Properties are free and clear of all rights, titles and interests of third parties (other than of the lessor) and of all liens, encumbrances or other burdens on production except for those specifically identified in Part 2 of Exhibit A or in such contracts.
ATLAS has delivered or made available to GRANGES all information concerning title to the Leased Properties in ATLAS' possession or control, including, but not limited to, true, correct and complete copies of all leases or other contracts relating to the Leased Properties of which ATLAS has knowledge, together with all amendments, modifications or supplements thereto, each of which is more particularly described in Part 2 of Exhibit A.

       (c) With respect to unpatented mining claims located by ATLAS or by an Affiliate of ATLAS that are included within the Properties (the "Located Claims"), as set forth in Part 1.B. and Part 3 of Exhibit A, except as provided in Part 1.B. and Part 3 of Exhibit A and subject to the paramount title of the United States: (i) the Located Claims were properly laid out and monumented;
(ii) all required location and validation work was properly performed thereon;
(iii) location notices and certificates covering the Located Claims were properly recorded and filed with appropriate governmental agencies; (iv) all assessment work required to hold the Located Claims has been performed in a manner consistent with that required of the Manager pursuant to Section 8.2(k) of this Agreement through the assessment year ending September 1, 1992; (v) all required state and federal filing fees, rental and maintenance fees have been timely paid for the assessment years ending September 1, 1993, 1994, 1995, and 1996; (vi) all affidavits of assessment work and other filings required to maintain the Located Claims in good standing have been properly and timely recorded or filed with appropriate governmental agencies; (vii) the claims are free and clear of all rights, titles and interests of third parties arising by, through or under ATLAS and of all liens, encumbrances or other burdens on production arising by, through or under ATLAS; and (viii) to ATLAS' knowledge, and except with respect to mining claims bordering upon the western and northern exterior boundaries of the Properties, the Located Claims are not in conflict with and do not overlap any claims held by third parties. With respect to those unpatented mining claims that were not located by ATLAS or by an Affiliate of ATLAS, but which constitute part of the Properties (whether held under lease, owned or otherwise controlled by ATLAS), ATLAS makes all of the foregoing representations and warranties (with the foregoing exceptions) to its knowledge.

       (d) Nothing in this Section 2.2 shall be deemed to be a representation or warranty by ATLAS that any of the Claims contains a discovery of valuable minerals. ATLAS makes no representations or warranties whatsoever with respect to the existence (or non-existence) of any overlaps or conflicts between claims constituting part of the Properties that are owned by ATLAS and claims constituting part of the Properties that are leased by ATLAS, nor with respect to the existence (or non-existence) of any overlaps or conflicts between claims constituting part of the Properties and claims otherwise owned or controlled by ATLAS as of the date of the Agreement which overlap the exterior boundary line of the Area of Interest.

       (e) With respect to each of the unpatented mining claims comprising a portion of the Properties, ATLAS represents that they have been remonumented as necessary, and that evidence of such remonumentation has been timely and properly recorded, all in compliance with the provisions of N.R.S. (S) 517.030.

       (f) To ATLAS' knowledge, with respect to the Properties, there are no pending or threatened actions, suits, claims or proceedings.

        The representations and warranties set forth above shall survive the execution and delivery of any documents of Transfer provided under this Agreement.

  2.3  Disclosures.   Each of the Participants represents and warrants that it
       -----------
is unaware of any material facts or circumstances which have not been disclosed in this Agreement, which should be disclosed to the other Participant in order to prevent the representations in this Article II from being materially misleading.

  2.4  Record Title.  Title to the Assets shall be held by GRANGES for the
       ------------
benefit of the Participants in accordance with the terms and conditions of this Agreement. Upon execution of this Agreement, ATLAS shall simultaneously execute and deliver to GRANGES for recordation and filing appropriate instruments of conveyance (i.e., a deed and assignment of leases) conveying the Assets to GRANGES, subject to the rights, titles and interests of the Participants under this Agreement. Such instruments of conveyance shall incorporate and preserve, by reference or otherwise, ATLAS' representations and warranties of title set forth in this Agreement. Such instruments of conveyance shall reserve ATLAS' rights of Access across the Properties set forth in Section 5.1.A. All fees for filing and recording of such instruments of conveyance, either to or from ATLAS, including without limitation fees payable to the Bureau of Land Management of the

United States Department of the Interior in connection with the filing of a notice of transfer of interest, shall be paid solely by GRANGES and shall be credited in full against GRANGES' minimum Exploration and Development Expenditure requirements under Section 5.1.B. Upon any withdrawal or deemed withdrawal of GRANGES from this Agreement, GRANGES shall promptly execute and deliver to ATLAS appropriate instruments of conveyance, suitable for filing and recordation, reconveying the Properties to ATLAS free and clear of all liens and encumbrances arising by or through GRANGES, other than liens and encumbrances to which ATLAS has given its written consent. Upon GRANGES' selection of the Selected Properties pursuant to Section 5.1.B.(5) or (6), GRANGES shall execute and deliver to ATLAS similar instruments of conveyance covering all of the Properties other than the Selected Properties.

  2.5  Joint Loss of Title.  Any failure or loss of title to the Assets, and
       -------------------
all costs of defending title, shall be charged to the Joint Account, except that all costs and losses arising out of or resulting from breach of the representations and warranties of ATLAS shall be charged to ATLAS.

                                  ARTICLE III
                                  -----------
                            NAME, PURPOSES AND TERM
                           ------------------------

  3.1  General.  ATLAS and GRANGES hereby enter into this Agreement for the
       -------
purposes hereinafter stated, and they agree that all of their rights and all of the Operations on or in connection with the Properties or the Area of Interest shall be subject to and governed by this Agreement.

  3.2  Name.  The name of this Venture shall be the Gold Bar Gold Venture.  The
       ----
Manager shall accomplish any registration required by applicable assumed or fictitious name statutes and similar statutes.

  3.3  Purposes.  This Agreement is entered into for the following purposes and
       --------
for no others, and shall serve as the exclusive means by which the Participants, or either of them, accomplish such purposes:

       (a) to conduct Exploration within the Area of Interest,
       (b) to acquire additional Properties within the Area of Interest,

       (c) to evaluate the possible Development of the Properties,
       (d) to engage in Development and Mining Operations on the Properties,
       (e) to engage in marketing Products, to the extent permitted by Article XI, and
       (f) to perform any other activity necessary, appropriate or incidental to any of the foregoing, including the performance of reclamation, cleanup, and restoration.

  3.4  Limitation.  Unless the Participants otherwise agree in writing, the
       -----------
Operations shall be limited to the purposes described in Section 3.3, and nothing in this Agreement shall be construed to enlarge such purposes.

  3.5  Effective Date and Term.  The effective date of this Agreement shall be
       ------------------------
September 29, 1995 and shall continue for a term of twenty (20) years and so long thereafter as Products are produced from the Properties, unless the Agreement is earlier terminated as herein provided.

                                  ARTICLE IV
                                  ----------
                       RELATIONSHIP OF THE PARTICIPANTS
                       ---------------------------------

  4.1  No Partnership.  Nothing contained in this Agreement shall be deemed to
       ---------------
constitute either Participant the partner of the other, nor, except as otherwise herein expressly provided, to constitute either Participant the agent or legal representative of the other, nor to create any fiduciary relationship between them. It is not the intention of the Participants to create, nor shall this Agreement be construed to create, any mining, commercial or other partnership. Neither Participant shall have any authority to act for or to assume any obligation or responsibility on behalf of the other Participant, except as otherwise expressly provided herein. The rights, duties, obligations and liabilities of the Participants shall be several and not joint or collective. Each Participant shall be responsible only for its obligations as herein set out and shall be liable only for its share of the costs and expenses as provided herein, it being the express purpose and intention of the Participants that their ownership of Assets and the rights acquired hereunder shall be as tenants in common. Each Participant shall indemnify, defend and hold harmless the other Participant, its directors, officers, employees, agents and attorneys from and against any and all losses, claims, damages and liabilities arising out of any act or any assumption of liability by the indemnifying

Participant, or any of its directors, officers, employees, agents and attorneys done or undertaken, or apparently done or undertaken, on behalf of the other Participant, except pursuant to the authority expressly granted herein or as otherwise agreed in writing between the Participants.

  4.2  Federal Tax Elections and Allocations.  Without changing the effect of
       --------------------------------------
Section 4.1, the Participants agree that their relationship shall constitute a tax partnership within the meaning of Section 761(a) of the United States Internal Revenue Code of 1986, as amended. Tax elections and allocations shall be made as set forth in Exhibit C.

  4.3  State Income Tax.  The Participants also agree that, to the extent
       -----------------
permissible under applicable law, their relationship shall be treated for state income tax purposes in the same manner as it is for federal income tax purposes.

  4.4  Tax Returns.  The Tax Matters Partner, as defined in Exhibit C, shall
       ------------
prepare and shall file, after approval of the Management Committee, any tax returns or other tax forms required.

  4.5  Other Business Opportunities.  Except as expressly provided in this
       -----------------------------
Agreement, each Participant shall have the right independently to engage in and receive full benefits from business activities, whether or not competitive with the Operations, without consulting the other. The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to any other activity, venture or operation of either Participant, and, except as otherwise provided in Section 12.6, neither Participant shall have any obligation to the other with respect to any opportunity to acquire any property outside the Area of Interest at any time, or within the Area of Interest after the termination of this Agreement. Except as otherwise specifically set forth in this Agreement, no Participant shall have any obligation to mill, beneficiate or otherwise treat any Products or any other Participant's share of Products in any facility owned or controlled by such Participant.

  4.6  Waiver of Right to Partition.  The Participants hereby waive and release
       -----------------------------
all rights of partition, or of sale in lieu thereof, or other division of Assets, including any such rights provided by statute.

  4.7  Transfer or Termination of Rights to Properties.  Except as otherwise
       ------------------------------------------------
provided in this Agreement, neither Participant shall Transfer all or any part of its interest in the Assets or this Agreement or otherwise permit or cause such interests to terminate.

  4.8  Implied Covenants.  There are no implied covenants contained in this
       ------------------
Agreement other than those of good faith and fair dealing. Except to the extent expressly set forth in this Agreement, GRANGES does not make or undertake any covenant or duty to conduct any Exploration, Development, Mining or other activities upon or with respect to the Properties. Whether or not any such activities shall at any time be conducted and the location, manner, extent, rate and timing of such activities shall be determined solely pursuant to the provisions and procedures set forth in this Agreement.

  4.9  Relationship of Entities Comprising ATLAS.  The liabilities and
       ------------------------------------------
obligations of ATLAS arising under this Agreement shall be the joint and several liabilities and obligations of each of Atlas Corporation, Atlas Precious Metals Inc. and Atlas Gold Mining Inc. Atlas Corporation shall act as the agent of all of the corporate entities comprising ATLAS for all purposes of this Agreement and shall have the exclusive right to exercise and enforce the rights and privileges of ATLAS arising under this Agreement, including without limitation the rights of ATLAS to provide and receive payments and notices, to vote Participating Interests, to be represented and cast votes on the Management Committee and otherwise to participate in the Venture. Any notice, writing, action or undertaking by Atlas Corporation shall be deemed to constitute the writing, action or undertaking of each of the corporate entities constituting ATLAS. Upon the provision of any payment or notice to Atlas Corporation (in accordance with Section 18.1), such payment or notice shall be deemed given to each of the corporate entities constituting ATLAS, and the provider thereof shall have no further responsibility, duty, obligation or liability for any further distribution thereof.

                                   ARTICLE V
                                   ---------
            CONTRIBUTIONS BY PARTICIPANTS AND ADDITIONAL AGREEMENTS
            -------------------------------------------------------
  5.1  Participants' Initial Contributions and Activities During Evaluation
       --------------------------------------------------------------------
       Period.
       -------

       A.   By ATLAS.  ATLAS, as its Initial Contribution, shall contribute and
             --------
does hereby contribute to the purposes of this Agreement the Properties, its knowledge concerning the Properties and all data, programs, maps, reports, analyses, samples, splits and other information, of all types and descriptions and in all media whatsoever, that are in ATLAS' possession or under ATLAS' control and that relate or pertain in any way to the Properties, including both factual and interpretive materials. ATLAS, as part of its Initial Contribution and to the extent that it is reasonably and legally able to do so, further contributes to the purposes of this Agreement all permits, consents, approvals and authorizations from governmental or private entities that are held or controlled by ATLAS and that relate to the Properties (collectively, "Permits") and hereby grants unto GRANGES and the Venture the right to conduct Operations under such Permits for a period of time not to exceed 180 days from and after September 29, 1995, to allow GRANGES time to obtain any required permits in its own name for its Operations hereunder and to place separate surety as may be required by state or federal agencies. Additionally, ATLAS, unless it is contractually prohibited from doing so, shall contribute and does hereby contribute to the Venture reasonable rights of Access across lands owned or controlled by ATLAS outside of the Properties to the extent that GRANGES (prior to completion of its Initial Contribution) or the Manager (thereafter) deems such Access reasonably necessary or convenient for Operations or the exercise of any right granted under this Agreement. ATLAS further contributes to the Venture such rights of Access with respect to lands in which ATLAS has contractually reserved or otherwise acquired such rights of Access. If ATLAS decides to relinquish or Transfer all or part of its ownership or control of such lands, it shall first use reasonable good-faith efforts to ensure that GRANGES' and the Venture's rights of Access are preserved. ATLAS agrees to execute appropriate documents in recordable form that will evidence the right of Access provided herein. ATLAS hereby reserves the reasonable right of Access across the Properties in order that it may continue to conduct exploration, development, mining, processing and reclamation operations on lands adjacent to or nearby the Area of Interest or at the Atlas Mill Complex, provided that the exercise of such right of Access shall not (except with respect to ATLAS' use of the existing access road to the Atlas Mill Complex and ATLAS' existing haul road, and except as set forth in the last sentence of Section 1.29) unreasonably interfere with or cause delays to Operations hereunder. With respect to leases held by ATLAS covering both Properties subject to this Agreement and other properties, ATLAS shall exercise its reasonable efforts to work with GRANGES to have such leases partitioned into separate leases with substantially the same terms and conditions. The value of ATLAS' initial contribution shall be deemed to be equal to the value of GRANGES' Initial Contribution, as described in Section 5.1 B. below.

       B.   By GRANGES.  GRANGES, as its Initial Contribution, hereby agrees to
            ----------
the following:

          (1) GRANGES, upon execution of this Agreement, shall pay to ATLAS $250,000 plus an additional sum of $109,450 as partial reimbursement for mining claim maintenance fees paid by ATLAS for the assessment year ending September 1, 1996. The $250,000 shall not be credited toward Exploration and Development Expenditures. The $109,450 payment shall be credited to Exploration and Development Expenditures incurred by GRANGES for Year 1. On or before September 29, 1996 (referred to as Year 1), GRANGES shall incur at least $625,000 in Exploration and Development Expenditures on or for the benefit of the Properties in order to keep this Agreement in full force and effect beyond Year 1. Subject to the last sentence of Section 5.1 C.(1), GRANGES' failure to incur such Exploration and Development Expenditures shall result in GRANGES' withdrawal from the Venture pursuant to Section 5.2. Exploration and Development Expenditures incurred by GRANGES prior to the date of execution of this Agreement, but subsequent to September 29, 1995, shall be credited in full against the minimum expenditure requirements for Year 1.

          (2) GRANGES shall incur at least an additional $625,000 in Exploration and Development Expenditures between September 30, 1996 and September 29, 1997, inclusive (referred to as Year 2) in order to keep this Agreement in full force and effect beyond Year 2. Subject to the last sentence of Section 5.1 C.(1), GRANGES' failure to incur such Exploration and Development Expenditures shall result in GRANGES' withdrawal from the Venture pursuant to Section 5.2.

          (3) GRANGES shall incur at least an additional $1,000,000 in Exploration and Development Expenditures between September 30, 1997 and September 29, 1998 inclusive (referred to as Year 3) in order to keep this Agreement in full force and effect beyond Year 3. Subject to the last sentence of Section 5.1 C.(1), GRANGES' failure to incur such Exploration and

Development Expenditures shall result in GRANGES' withdrawal from the Venture pursuant to Section 5.2.

          (4) Exploration and Development Expenditures that are in excess of the amounts required for Year 1, Year 2, Year 3 or any year during the Extended Term may be carried forward and applied as a credit against the requirements for any subsequent year.

          (5) If prior to September 29, 1998, GRANGES has not defaulted in the performance of the expenditure requirements for Year 1, 2 and 3, and has
                                                                 ---
delivered to ATLAS a completed report (the "Report") identifying an economic gold deposit which satisfies the United States Securities and Exchange Commission criteria for reporting reserves (the "Reserves"), using reasonable economic criteria and the Accounting Procedure contemplated under this Agreement, and recommending development of a mineral deposit containing proven or probable Reserves in excess of 300,000 ounces of gold, then GRANGES shall have satisfied its Initial Contribution and shall be entitled to retain on a vested basis its 50% Participating Interest in not more than 15 square miles of the Properties, which shall be selected by GRANGES in its sole discretion by written notice to ATLAS delivered not later than October 28, 1998; provided, however, that such selection shall consist of not more than three non-contiguous tracts (hereinafter the "Selected Properties"). If, prior to September 29, 1998, GRANGES has not defaulted in the performance of applicable expenditure requirements and has delivered to ATLAS a completed report (the "Non-Gold Report") identifying an economic deposit of any mineral or minerals other than gold, which satisfies the United States Securities and Exchange Commission criteria for reporting Reserves for such minerals, using reasonable economic criteria and the Accounting Procedure contemplated under this Agreement, and recommending development of the mineral deposit, GRANGES shall vest in a 50% Participating Interest in the portion of the Properties in which such deposit is situated, together with sufficient surrounding portions of the Properties as may be required or useful for the efficient Mining of the deposit (including applicable laybacks) and for treatment plants and other surface facilities and for on-going Exploration and Development of the deposit and associated geologic structures (collectively, the "Non-Gold Properties"), provided, however, that the total area of the Non-Gold Properties shall not exceed 640 acres, and GRANGES shall be deemed to have earned a vested 50% Participating Interest in those Non-Gold Properties. Expenditures incurred by GRANGES in preparing a Non-Gold Report, and GRANGES earning a 50% Participating Interest in any Non-Gold Properties, shall not have any impact on the obligations required of GRANGES to earn a 50% Participating Interest in the Selected Properties. Upon GRANGES earning a Participating Interest in any Non-Gold Property, the Participants shall enter into a joint venture agreement governing their Operations on the Non-Gold Properties on substantially the same terms and conditions set forth in this Agreement (exclusive of those set forth in Article V, except for Sections 5.1 A. and 5.7).

          (6) In the event that GRANGES expends those amounts required for Exploration and Development Expenditures during Year 1, 2 and 3, but fails to complete the Report, subject to its right of termination, it may continue to conduct Exploration and to evaluate the Properties under this Agreement for an additional two years (the "Extended Term"), provided that GRANGES shall incur Exploration and Development Expenditures of not less than $1,000,000 during each year of the Extended Term in order to keep the Agreement in full force and effect. Subject to the last sentence of Section 5.1 C.(1), GRANGES' failure to incur such Exploration and Development Expenditures shall result in GRANGES' withdrawal from the Venture pursuant to Section 5.2. If during such Extended Term GRANGES completes the Report, it shall earn an undivided 50% interest in not more than three square miles of the Properties (which shall be selected as set forth above by written notice to ATLAS not less than 30 days following completion of such Report and which shall also be referred to hereinafter as the "Selected Properties"). Failure by GRANGES to complete the Report prior to the end of the Extended Term shall result in termination of this Agreement. Exploration and Development Expenditures that are in excess of those amounts required for any year may be applied as a credit toward requirements for any future years. In the event that GRANGES discovers a non-gold deposit and completes a Non-Gold Report during the Extended Term, then GRANGES shall vest in a 50% Participating Interest in the Non-Gold Properties in accordance with
Section 5.1 C(5), notwithstanding any failure by GRANGES to complete its Initial Contribution including delivery of a Report concerning a gold deposit. The value of GRANGES' Initial Contribution shall be equal to the total of the Exploration and Development Expenditures incurred by GRANGES pursuant to this Section 5.1(B).

          (7) In the event that GRANGES completes a Report during Year 3 or during any Extended Term, GRANGES' Initial Contribution shall be deemed completed and GRANGES shall vest immediately in its 50% Participating Interest in the Selected Properties. Thereafter, GRANGES shall not be subject to any minimum Exploration and Development Expenditure requirements and the Participants shall fund Operations in accordance with their respective Participating Interests and in accordance with duly adopted Programs and Budgets.

     C.   Operations During Evaluation Period.
          -----------------------------------
               (1) Prior to the completion of its Initial Contribution (hereinafter the "Evaluation Period") and subject to GRANGES' rights of termination set forth in Section 12.1.B., GRANGES shall perform the duties and obligations of the Manager described in Article VIII, including without limitation those pertaining to maintaining title to the Properties and the performance and filing assessment work, and all costs thereof shall be credited toward required Exploration and Development Expenditures. Expenditures by GRANGES during the Evaluation Period shall not require the proposal or approval of any Program or Budget pursuant to Article IX. The Management Committee shall have no powers and shall not meet prior to the completion of GRANGES' Initial Contribution. Prior to the completion of its Initial Contribution, GRANGES shall conduct Operations as GRANGES deems appropriate, in its sole and absolute discretion, without the need for any consent, authorization or approval of ATLAS or the Management Committee; provided, however, that GRANGES shall consult with ATLAS prior to undertaking any title studies and any action to defend or cure title to the Properties. On or before December 15 of each calendar year prior to the completion of its Initial Contribution, GRANGES shall provide to Atlas a written report describing the results of its Operations conducted upon the Properties during the twelve months preceding September 29 of each calendar year and setting forth in reasonable detail the nature and amount of GRANGES' Exploration and Development Expenditures expended in connection therewith. The amount of such expenditures so claimed by GRANGES shall conclusively be deemed accepted by ATLAS unless ATLAS provides to GRANGES written notice of objection within sixty (60) days after the receipt by

ATLAS of GRANGES' annual written report. Prior to and in connection with the completion of its Initial Contribution, GRANGES shall have all of the rights, powers, authority and protections afforded to the Manager under this Agreement (provided that no approvals, directions, consents or authorizations from or notices or reports to the Management Committee shall be required). In the event that GRANGES fails to complete a monetary expenditure required for its Initial Contribution prior to a given deadline, GRANGES shall have the right, but not the obligation, for a period of thirty (30) days thereafter (or after receipt of notice from ATLAS if the deficiency is first raised as an objection by ATLAS and is acknowledged by GRANGES), to pay to ATLAS the difference between the amount so required and the amount actually expended by GRANGES on Exploration and Development Expenditures during the period in question, and upon making such payment GRANGES shall be deemed to have satisfied such requirement.

          (2) GRANGES during the Evaluation Period will comply fully with the provisions of the worker's compensation laws of the State of Nevada and will carry and maintain adequate and reasonable liability insurance for Operations in accordance with Exhibit E. GRANGES, in compliance with the Indemnification Procedure, shall defend, indemnify and hold ATLAS harmless from and against any loss, liability, claim, expense or damage, including reasonable attorney's fees, ATLAS may incur to third persons for injury or death of persons or other damages which arise out of or are the result of GRANGES conducting Operations under this Agreement on or with respect to the Properties during the Evaluation Period, unless such loss, liability, claim, expense or damage is caused by the actions or inactions of ATLAS, or by the breach of any of ATLAS' representations and warranties. In the event that this Agreement terminates prior to GRANGES' completion of its Initial Contribution, GRANGES shall be responsible to reclaim, in accordance with the requirements of applicable law and regulations, all portions of the Properties disturbed by GRANGES' activities hereunder (but only to the extent of damage caused by GRANGES' activities). In compliance with the Indemnification Procedure, GRANGES shall indemnify and hold ATLAS harmless from and against any loss, liability, claim, expense or damage, including reasonable attorneys' fees, that ATLAS may incur to third parties as a result of any violation by GRANGES of Environmental Law in connection with GRANGES' performance of Operations on the Properties. Notwithstanding the foregoing provisions of this Section 5.1 C(2), in the event that GRANGES completes its Initial Contribution, the Participants shall bear all responsibility and liability with respect to disturbances caused by GRANGES during the Evaluation Period, and the reclamation thereof, in accordance with and proportion to their respective Participating Interests, so long as such disturbances were not, when made, in violation of any Environmental Law. ATLAS, in compliance with the Indemnification Procedure, shall indemnify and hold GRANGES harmless from and against any loss, liability, claim, expense or damage, including reasonable attorneys' fees, incurred by GRANGES that arise out of or result from: (i) any breach of ATLAS' representations and warranties hereunder; (ii) any condition on or at the Properties existing on or before the date of this Agreement; or (iii) any operation or activity conducted by ATLAS on or with respect to the Properties on or before the date of this Agreement. The indemnifying Participant, in accordance with the Indemnification Procedure, agrees to defend any claims brought or actions filed against the other party with respect to the subject of the indemnifying Participant's indemnity, whether such claims or actions are rightfully or wrongfully filed. The provisions of this Section 5.1(C)(2) shall survive the termination of the Agreement.

          (3) During the Evaluation Period, GRANGES shall, during normal business hours and upon reasonable notice from ATLAS, make available for review by ATLAS at such place or places as they are normally maintained by GRANGES, all maps, samples, assays, drill logs, core tests, analytical reports, and other information and data accumulated hereunder, and all records, accounts, and documents in the possession of GRANGES or its authorized agents which pertain to
the Properties and this Agreement.   ATLAS shall have the right, at its sole
cost, to copy any such materials.

          (4) During the Evaluation Period, ATLAS and its authorized agents, at ATLAS' sole risk and expense, shall have the right, exercisable during regular business hours, and in a reasonable manner conforming to GRANGES' safety rules and regulations and so as not to unreasonably interfere with GRANGES' Operations, to go upon the Properties for the purpose of confirming that GRANGES is conducting its Operations in the manner required by this Agreement. ATLAS shall defend, indemnify and hold GRANGES, its employees, agents, and contractors harmless from all loss, liability, claim, expense or damage (including reasonable attorneys' fees) which they or any of them may incur or become subject to as a result of or arising out of any entry upon the Properties by ATLAS, its agents or employees, except with respect to any death, injury or damage that results from the negligence of GRANGES, its employees, agents or contractors. If requested by GRANGES, ATLAS, its agents and employees will confirm in writing their waiver of claims against GRANGES.

          (5) Notwithstanding the provisions of Article XV, during the Evaluation Period, either party shall have the right to assign its interest in this Agreement upon receipt of the prior written consent of the other party, which consent shall not be unreasonably withheld. Consent may be withheld only upon a reasonable determination by the withholding party that the proposed transferee is either not technically able or financially capable of assuming the assigning party's obligations and duties hereunder. Such consent shall not be required for assignments of interests in this Agreement by either party to an Affiliate during the Evaluation Period. Any assignment made hereunder shall be made expressly subject to all of the terms, conditions and covenants of this Agreement.

         (6) In the event GRANGES fails to complete its Initial Contribution or elects to terminate this Agreement prior to completion of its Initial Contribution, in addition to its other obligations hereunder, GRANGES shall promptly reclaim and restore the Properties to the extent disturbed by its Operations, in compliance with all applicable federal, state and local laws, rules and regulations, and shall have a right of reasonable access therefor if such activities are performed after termination of this Agreement. The provisions of this Section 5.1(c)(6) shall survive the termination of this Agreement.

  5.2  Failure of GRANGES to Make Initial Contribution.  GRANGES' failure to
       ------------------------------------------------
make its Initial Contribution in accordance with the provisions of Article V shall be deemed to be a withdrawal of GRANGES from this Agreement and the termination of its Participating Interest hereunder. Upon such withdrawal, GRANGES shall have no further right, title or interest in the Assets. GRANGES' withdrawal shall be effective upon such failure, but such withdrawal shall not relieve GRANGES of its obligation to fund and satisfy its share of liabilities to third persons (whether such accrues before or after such withdrawal) arising out of Operations conducted prior to GRANGES' withdrawal, or any other obligations of GRANGES which have occurred prior to such withdrawal. Promptly after such withdrawal, GRANGES agrees to execute and deliver to ATLAS a quitclaim deed or other form of instrument reasonably requested by ATLAS releasing to ATLAS all of GRANGES' interest in the Assets. Any such conveyance shall be free of all liens, claims or other encumbrances on the Assets arising by, through or under GRANGES. Except as set forth in this
Section 5.2, GRANGES shall have no liability or obligation whatsoever to ATLAS with respect to any failure by GRANGES to complete its Initial Contribution.

  5.3  Additional Cash Contributions.  At such time as GRANGES has satisfied
       ------------------------------
and completed the requirements for its Initial Contribution, the Participants, subject to any election permitted by Section 6.3, shall be obligated to contribute funds to adopted Programs in proportion to their respective Participating Interests.

  5.4  Personnel.  During Year 1, GRANGES may utilize up to fifty percent of
       ----------
the working time of Greg French and Terry Jennings, ATLAS' current staff geologists in Reno, Nevada (the exact percentage, up to fifty percent of such individuals full-time schedules, to be determined by GRANGES, in its discretion), in connection with the conduct of Operations on or for the benefit of the Properties, as contemplated by Exhibit F and as directed by GRANGES, provided that Messrs. French and Jennings remain in ATLAS' employ. ATLAS shall invoice GRANGES on a monthly basis for the actual costs to ATLAS of such geologists' time (proportionate share of salaries and benefits); GRANGES shall promptly pay such invoices and shall credit such payments against required Exploration and Development Expenditures. After Year 1, those geologists will perform additional services in connection with Operations as are mutually agreed to by the Participants.

  5.5  Toll Milling of Products at the Atlas Mill Complex.
       ---------------------------------------------------

       (a) Toll Milling Arrangement.  In accordance with the provisions of this
           ------------------------
Section 5.5, the Venture shall have the right to have Products that are extracted from the Selected Properties processed by ATLAS at the Atlas Mill Complex on a toll milling basis. The Venture shall have no liabilities, obligations or responsibilities whatsoever with respect to the Atlas Mill Complex, or the operation or reclamation thereof, other than the payment of the toll milling charges set forth herein. ATLAS, and not the Venture, shall be the sole owner and operator of the Atlas Mill Complex.

       (b) Selection of Percentage of Milling Capacity.  For a period of 180
           -------------------------------------------
days following completion of GRANGES' Initial Contribution, the Management Committee, on behalf of the Venture, shall have the right, by providing written notice to ATLAS, to select a percentage of the milling capacity at the Atlas Mill Complex for the processing of the Venture's Products (extracted from the Selected Properties) on a toll milling basis. Failure by the Venture within such 180 day period to select a percentage of the milling capacity shall cause such right to expire. The maximum percentage of such milling capacity that may be selected by the Venture for the toll milling of Products shall be determined based on a ratio, the numerator of which is the proven and probable Reserves of gold contained in the Selected Properties and the denominator of which is the total proven and probable Reserves of gold contained in both the Selected Properties and in the portions of the Atlas Gold Bar Property in which ATLAS then owns either a 100% working interests or the contractual right to process gold granted under another mining venture agreement. For example, and for purposes of illustration only, if the proven and probable Reserves in the Selected Properties total 400,000 ounces of gold and the proven and probable Reserves in the qualifying portions of the Atlas Gold Bar Property total 300,000 ounces of gold, then the Venture would be entitled to elect to have ATLAS dedicate up to 4/7 of the then existing capacity of the Atlas Mill Complex to the toll milling of the Venture's Products. However, in no event shall the percentage of milling capacity at the Atlas Mill Complex made available for selection by the Venture be less than 50%. The Management Committee shall have the right to select the percentage of milling capacity available to it, any lesser percentage or no percentage at all for a period of time not to exceed five years (the "Initial Period"). Within ten days after the Management Committee notifies ATLAS of the percentage of milling capacity that it elects to have dedicated to the toll milling of the Venture's Products, ATLAS will provide to the Management Committee a written notice setting forth the amount (if any) of the remaining mill capacity (the "Atlas Reserve Capacity") that ATLAS intends in good faith to utilize for its own purposes during the Initial Period. Within twenty days after receipt of ATLAS' notice, the Management Committee may elect, by written notice to ATLAS, to add all or any portion of the Atlas Reserve Capacity that ATLAS does not intend to utilize to the percentage of milling capacity dedicated to the toll milling of the Venture's Products. The total percentage of the milling capacity of the Atlas Mill Complex that is selected by the Management Committee for dedication to the toll processing of the Venture's Products is referred to hereinafter as the "Venture's Toll Percentage." Three months prior to expiration of the Initial Period (and of each subsequent period, if any), the Venture's Toll Percentage shall be redetermined for a period not to exceed three years in accordance with the procedures set forth in this Section 5.5(b). Notwithstanding any provision of this Agreement to the contrary, GRANGES shall control and decide all decisions and elections of the Management Committee relative to the selection of the percentage of milling capacity of the Atlas Mill Complex for the toll milling of the Venture's Products, including without limitation all decisions of the Management Committee set forth in this
Section 5.5(b).

       (c) Definitive Toll Milling Agreement.  Within 30 days after the
           ---------------------------------
completion of the process described in Section 5.5(b) above to determine the Venture's Toll Percentage, ATLAS and the Venture shall negotiate, prepare and enter into a definitive toll milling agreement governing ATLAS' toll milling of the Venture's Products at the Atlas Mill Complex (unless the Venture's Toll Percentage, as selected by the Management Committee, is 0%). Such agreement shall incorporate the terms and conditions set forth herein and shall provide for the operation of the Atlas Mill Complex by ATLAS in a manner that will maximize the efficiency of throughput of all ores to be milled at the Atlas Mill Complex. Such agreement shall also provide for periodic consultation between ATLAS and the Venture relative to the operation, maintenance and improvement (if any) of the Atlas Mill Complex.

       (d) Prohibition Against Commingling.  ATLAS shall not commingle the
           -------------------------------
Venture's Products with ore from other properties ("Other Ore"). The Venture's Products and Other Ore will be separately stockpiled and batched for processing and, for each two-month period, or longer as may be mutually agreed (a "Batch Period") the Atlas Mill Complex will be exclusively dedicated to either the processing of the Venture's Products or the processing of Other Ore. ATLAS will determine and keep accurate records, in accordance with prudent methods and standards employed by experienced and reputable operators in the mining industry, of all inventories of the Venture's Products and of Other Ore.

       (e) Toll Milling Charges.  The Venture shall pay the following charges to
           --------------------
 ATLAS for the toll milling of the Venture's Products at the Atlas Mill Complex:

            (i) Depreciation Charge.  A charge of $1.50 per ton of ore extracted
                -------------------
            from the Selected Properties and processed at the Atlas Mill Complex, to compensate ATLAS for depreciation of the existing plant and facilities at the Atlas Mill Complex;

            (ii) Operating Costs. All operating costs incurred by ATLAS
                 ---------------
            that are attributable to the milling of the Venture's Products at the Atlas Mill Complex, exclusive of overhead and general administrative expenses associated with ATLAS' head office in Denver, Colorado;

            (iii)  Throughput Fee.  A fee in the amount of three percent (3%) of
                   --------------
            the total of all charges to the Venture for operating costs with respect to the Atlas Mill Complex under clause (ii) above; however in no event shall such fee exceed $200,000 annually nor $2,000,000 in aggregate during the term of the definitive toll milling agreement;

            (iv)  Reclamation Charge.  A charge per ton of the Venture's
                  ------------------
            Products actually milled at the Atlas Mill Complex to reimburse ATLAS for the reasonably estimated and anticipated costs of reclamation attributable thereto. Such charge shall be estimated based upon the extent to which the tonnage of the Venture's Products processed at the Atlas Mill Complex bears to the tonnage of all ores processed at the Atlas Mill Complex; and

            (v) Capital Expenditures.  The Venture shall bear a
                --------------------
            portion of capital expenditures relating to the Atlas Mill Complex, but only to the extent that such capital expenditures are approved and authorized in advance and in writing by the Management Committee on behalf of the Venture and only to the extent that such expenditures benefit the Venture. The Management Committee shall not be obligated to approve or authorize any such capital expenditures and ATLAS shall not be required to make any capital expenditures solely for its account on behalf of the Venture. ATLAS may proceed with capital expenditures to the Atlas Mill Complex for the benefit of Other Ore, but may not charge the Venture for any portion of such expenditures. Prior to the making of any capital expenditure at the Atlas Mill Complex, with respect to which the Venture will bear a portion of the costs, the Management Committee (on behalf of the Venture) and ATLAS shall agree in writing to the amount and timing of any payments by the Venture to ATLAS in connection with such capital expenditures.

       (f)  Indemnification.  Except for toll milling charges to the Venture set
            ---------------
forth in Section 5.5(e), ATLAS shall indemnify and hold harmless GRANGES, its Affiliates and their respective officers, directors, employees and shareholders from all costs, expenses, losses, liabilities, obligations, claims, demands, and actions, including reasonable attorneys' fees, that they or any of them may incur or become subject to as a result or arising out of either the operation of the Atlas Mill Complex or any condition at or on the Atlas Mill Complex, whether existing on, before or after the date of this Agreement. Except for the toll milling charges set forth in Section 5.5(e), and except to the extent that GRANGES conducts activities hereunder with respect to the Atlas Mill Complex (including pursuant to the rights granted to the Venture under Section 1.29 above), GRANGES shall have no liability or responsibility whatsoever with respect to the Atlas Mill Complex or the reclamation, remediation or cleanup thereof or any violation of Environmental Law associated therewith.

       (g) Inspections and Audits.  In the event that ATLAS processes any of the
           ----------------------
Venture's Products at the Atlas Mill Complex, any Participant shall have the right to inspect, copy and/or audit any books, records, reports, data or other information in ATLAS' possession or under ATLAS' control relating to the Atlas Mill Complex including without limitation both operating records and reports and financial books and records.

       (h) Maintenance Obligations.  At all times during the term of this
           -----------------------
Agreement, ATLAS shall maintain the Atlas Mill Complex in good condition.

       (i) GRANGES' Appointment Rights.  In the event that, during the period in
           ---------------------------
which the Venture's Products are to be processed, ATLAS is unable, for whatever reason, to operate the Atlas Mill Complex in a prompt, diligent, dedicated, professional and competent manner, GRANGES shall have the right, but not the obligation, either to operate and manage the Atlas Mill Complex on behalf of the Venture or to appoint a third party of its selection to operate and manage the Atlas Mill Complex on behalf of the Venture, in either case in compliance with applicable permits and in accordance with the duties and obligations of the Manager set forth in Section 8.2. In that event, GRANGES shall have the right to charge the Venture all of the amounts set forth in Section 5.5(e) (ii) and
(v) of this Agreement and the Venture shall pay such amounts to GRANGES and the amounts set forth in Section 5.5(e)(i), (iii) and (iv) shall be paid by the Venture to ATLAS. At all times, ATLAS shall remain solely responsible and liable for the reclamation, remediation and cleanup of the Atlas Mill Complex, except to the extent that the Venture conducts activities with respect to the Atlas Mill Complex pursuant to rights granted to the Venture under Section 1.29 (with respect to which the Venture shall be responsible and with respect to which no reclamation charge is payable to ATLAS under Section 5.5(e)(iv)). Nothing in this Section 5.5(i) shall be construed so as to limit or abrogate in any way any of ATLAS' obligations, liabilities or indemnities set forth in this Agreement relative to the Atlas Mill Complex or the operation, condition or reclamation thereof.
       (j) ATLAS' Bonding Obligation.  At all times during the term of the
           -------------------------
definitive toll milling agreement, and at all times prior thereto, ATLAS shall maintain adequate surety, through a qualified and financially stable entity, to ensure complete reclamation of the Atlas Mill Complex, as required by applicable laws, regulations, leases (or other agreements) and permits. During the term set forth above, GRANGES shall have the right to audit, review and conduct such other activities as it desires to determine and confirm the adequacy of such surety. In the event that GRANGES reasonably determines at any time that such surety is not fully sufficient, it may: (i) require ATLAS to take all action necessary to render the surety fully sufficient; and (ii) pay all reclamation charges under Section 5.5(e)(iv) into escrow.

       (k) Venture's Right to Operate Its Own Facilities.  Nothing in this
           ---------------------------------------------
Section 5.5 shall be construed as limiting or abrogating in any way the rights of the Venture under Section 1.29 to construct, establish and operate its own facilities, plants and improvements on the surface of the Atlas Mill Complex, provided that such activities do not interfere unreasonably with ATLAS' operation of the Atlas Mill Complex.

  5.6  Preemptive Right to Include Additional Property.   ATLAS shall promptly
       ------------------------------------------------
provided to GRANGES written notice of any termination, in whole or in part, of that certain Exploration Agreement with Option to Joint Venture Agreement between ATLAS and Homestake Mining Company, a short form of which is recorded in Eureka County, Nevada in Book 276 at Page 046 (the "Homestake Agreement"). Within sixty (60) days after the provision of such a notice to GRANGES, GRANGES shall have the right, at its sole discretion, to elect to include in this Agreement the properties (the "Homestake Properties") included in the Homestake Agreement. GRANGES shall make such an election by written notice to ATLAS. Failure timely to provide such written notice shall be deemed an election by GRANGES not to include the Homestake Properties in this Agreement. In the event GRANGES elects to include the Homestake Properties in this Agreement, the following shall apply: (i) the Homestake Properties shall be treated as part of the Properties for all purposes of this Agreement; (ii) GRANGES shall be required to expend an additional $955,000 in Exploration and Development Expenditures on or for the benefit of the Properties by the later of September 29, 1998, the expiration of any Extended Term or a date two years after the date on which GRANGES elects to include the Homestake Properties in this Agreement;
(iii) the number of acres that GRANGES may select for inclusion in the Selected Properties pursuant to Section 5.1 B.(5) shall increase by an additional 4,028 acres and the number of acres that GRANGES may select for inclusion in the Selected Properties upon completion of the Report pursuant to Section 5.1 B.(6) shall increase by 806 acres; (iv) GRANGES' failure to complete the additional $955,000 in Exploration and Development Expenditures shall result in GRANGES' withdrawal from the Venture under Section 5.2, but GRANGES shall not otherwise be liable for such failure; and (v) the value of GRANGES' Initial Contribution to the Venture shall be increased by the amount of the additional Exploration and Development Expenditures incurred by it.

  5.7  Reserved Royalty. In accordance with Exhibit G, ATLAS will be entitled
       -----------------
to receive a two percent (2%) Net Smelter Returns royalty on production of Products from those portions of the Selected Properties that are not presently burdened by any royalty on production, as more particularly described in Parts 1 and 3 of Exhibit A. The production royalty payable to ATLAS pursuant to this
Section 5.7 shall survive the relinquishment by ATLAS of its Participating Interest in this Agreement pursuant to Section 6.5.

  5.8  Maintenance of Claims by GRANGES.  GRANGES, prior to completion of its
       ---------------------------------
Initial Contribution, and the Manager thereafter, unless GRANGES (or the Manager, as the case may be) withdraws from this Agreement on or before July 31 of any assessment year (i.e. noon on September 1 to noon of the following September 1), shall (i) timely pay to the United States of America (and promptly provide evidence thereof to the other Participant) such rentals and other fees and (ii) use good faith efforts to perform such additional acts and obligations as (with respect to all of the foregoing rentals, fees and other acts and obligations) are or shall be required to maintain each unpatented mining claim and mill site then constituting part of the Properties in good standing for such assessment year under applicable federal and state law, including but not limited to the United States Interior and Related Agencies Appropriations Act of 1993, as amended. For each assessment year that GRANGES or the Manager performs assessment work or such other acts or obligations or makes such payments, GRANGES (or the Manager, as the case may be) shall prepare and file such affidavits, other documents or evidence thereof as are required by state and federal law to maintain the Properties in good standing. All amounts expended by GRANGES in complying with this Section (prior to the completion of its Initial Contribution) shall be credited in full against GRANGES' minimum Exploration and Development Expenditures requirement. All amounts expended by the Manager in complying with this Section (subsequent to the completion of GRANGES' Initial Contribution) shall be a Venture expense chargeable to the Joint Venture.

  5.9  Revision of Mining Law.  If the Mining Law of 1872 should be amended or
       -----------------------
repealed during the term of this Agreement, GRANGES (prior to completion of its Initial Contribution) and the Manager (thereafter), unless it promptly withdraws from this Agreement, shall use its best efforts to protect the rights or interests of the parties in any unpatented mining claim or mill site then constituting part of the Properties and to acquire from the United States of America and maintain in effect rights to explore, develop and mine and otherwise use the ground covered by each such claim and site under such other forms of mineral tenure as may exist under any federal law hereafter enacted. Any such rights, interests, and other forms or mineral tenure obtained with respect to the ground covered by any such claim or site shall be part of the Properties for all purposes of this Agreement. All amounts expended by GRANGES in complying with this Section (prior to completion of its Initial Contribution) shall be credited in full against GRANGES' minimum Exploration and Development Expenditures requirement. All amounts expended by the Manager in complying with this Section (subsequent to the completion of GRANGES' Initial Contribution) shall be a Venture expense chargeable to the Joint Venture.

                                  ARTICLE VI
                                  ----------
                           INTERESTS OF PARTICIPANTS
                          --------------------------

  6.1  Initial Participating Interests.  The Participants shall have the
       --------------------------------
following initial Participating Interests:

       ATLAS - 50%
       GRANGES - 50%

  6.2  Changes in Participating Interests.  A Participant's Participating
       -----------------------------------
Interest shall be changed as follows:

       (a)  As provided in Section 6.5; or

       (b) Upon an election by a Participant pursuant to Section 6.3 to contribute less to an adopted Program and Budget than the percentage reflected by its Participating Interest; or

       (c) In the event of default by a Participant in making its agreed-upon contribution to an adopted Program and Budget, followed by an election by the other Participant to invoke Section 6.4(b); or

       (d) Transfer by a Participant of less than all its Participating Interest in accordance with Article XV; or

       (e) Acquisition of less than all of the Participating Interest of the other Participant, however arising.

  6.3  Voluntary Reduction in Participation.  Except with respect to a
       -------------------------------------
Participant's obligation to make its Initial Contribution, as to which no election is permitted, a Participant may elect to limit its contributions to an adopted Program and Budget as follows:

       (a) To some lesser amount than its respective Participating Interest; or

       (b)  Not at all.

If a Participant elects to contribute to an adopted Program and Budget some lesser amount than its respective Participating Interest, or not at all, the Participating Interest of that Participant shall be recalculated at the time of election by dividing: (i) the sum of (a) the agreed value of that Participant's Initial Contribution under Section 5.1, (b) the total of all of that Participant's contributions under Section 5.3, and (c) the amount, if any, that Participant elects to contribute to the adopted Program and Budget; by (ii) the sum of (a), (b) and (c) above for all Participants; and then multiplying the result by one hundred. The Participating Interest of the other Participant shall thereupon become the difference between 100% and the recalculated Participating Interest.

  6.4  Default in Making Contributions.
       --------------------------------
       (a) If a Participant defaults in making a contribution or cash call required by an approved Program and Budget, the nondefaulting Participant may advance the defaulted contribution on behalf of the defaulting Participant and treat the same, together with any accrued interest, as a demand loan bearing interest from the date of the advance at the rate provided in Section 10.3. The failure to repay said loan upon demand shall be a default. Each Participant hereby grants to the other a lien upon its interest in the Properties and a security interest in its rights under this Agreement and in its Participating Interest in other Assets, and the proceeds therefrom, to secure any loan made hereunder, including interest thereon, reasonable attorneys' fees and all other reasonable costs and expenses incurred in recovering the loan with interest and in enforcing such lien or security interest, or both. A nondefaulting Participant may elect the applicable remedy under this Section 6.4(a) or under 6.4(b), or, to the extent a Participant has a lien or security interest under applicable law, it shall be entitled to its rights and remedies at law and in equity. All such remedies shall be cumulative. The election of one or more remedies shall not waive the election of any other remedies. Each Participant hereby irrevocably appoints the other its attorney-in-fact to execute, file and record all instruments necessary to perfect oreffectuate the provisions hereof.

       (b) The Participants acknowledge that if a Participant defaults in making a contribution, or a cash call, or in repaying a loan, as required hereunder, it will be difficult to measure the damages resulting from such default. In the event of such default, as reasonable liquidated damages, the non-defaulting Participant may, with respect to any such default not cured within 30 days after notice to the defaulting Participant of such default, elect one of the following remedies by giving notice to the defaulting Participant:

          (1) For a default relating exclusively to an Exploration Program and Budget, the nondefaulting Participant may elect to have the defaulting Participant's Participating Interest permanently reduced as provided in Section 6.3, and further reduced by multiplying the result by 50%. Amounts treated as a loan pursuant to Section 6.4(a) and interest thereon shall be included in the calculation of the defaulting Participant's reduced Participating Interest. The nondefaulting Participant's Participating Interest shall, at such time, become the difference between 100% and the further reduced Participating Interest.
Such reductions shall be effective as of the date of the default.

          (2) For a default relating to a Program and Budget covering in whole or in part Development or Mining, at the nondefaulting Participant's election, the defaulting Participant shall be deemed to have withdrawn from the Venture and to have automatically relinquished its Participating Interest to the nondefaulting Participant; provided, however, the defaulting Participant shall have the right to receive only from 5% of Net Profits (which shall be calculated as set forth in Exhibit D), if any, and not from any other source, an amount equal to the defaulting Participant's aggregate contributions pursuant to Sections 5.1 and 5.3. Except with respect to Atlas as set forth in Section 5.7, upon receipt of such amount, the defaulting Participant shall thereafter have no further right, title or interest in Assets or under this Agreement.

  6.5  Elimination of Minority Interest.  Upon the reduction of its
       ---------------------------------
Participating Interest to less than 10%, a Participant shall be deemed to have withdrawn from this Agreement and shall relinquish its entire Participating Interest. Such relinquished Participating Interest shall be deemed to have accrued automatically to the other Participant. Upon such a deemed withdrawal, the withdrawing Participant shall be entitled to a five percent (5%) Net Profits Interest until it has recovered an amount equal to its aggregate contributions to the Venture, as set forth in Section 6.4(b)(2).

  6.6  Continuing Liabilities Upon Adjustments of Participating Interests.  Any
       -------------------------------------------------------------------
reduction of a Participant's Participating Interest under this Article VI shall not relieve such Participant of its share of any liability, whether it accrues before or after such reduction, arising out of Operations conducted prior to such reduction. For purposes of this Article VI, such Participant's share of such liability shall be equal to its Participating Interest at the time such liability was incurred. The increased Participating Interest accruing to a Participant as a result of the reduction of the other Participant's Participating Interest shall be free of royalties, liens or other encumbrances arising by, through or under such other Participant, other than those existing at the time the Properties were acquired or those to which both Participants have given their written consent. An adjustment to a Participating Interest need not be evidenced during the term of this Agreement by the execution and recording of appropriate instruments, but each Participant's Participating Interest shall be shown in the books of the Manager. However, either Participant, at any time upon the request of the other Participant, shall execute and acknowledge instruments necessary to evidence such adjustment in form sufficient for recording in the jurisdiction where the Properties are located.

  6.7  Recovery of Participating Interest. Following the dilution of a
       -----------------------------------
Participant's Participating Interest pursuant to Section 6.3 and subject to the terms and conditions of this Section 6.7, that Participant (the "Diluted Participant") shall have the right to reacquire that portion (the "Diluted Portion") of its Participating Interest that was transferred to the other Participant pursuant to Section 6.3. The Diluted Participant shall have a period of 180 days following completion of the Program and Budget (the "Diluting Program and Budget") in which it elected (the "Dilution Election") to participate in some lesser amount than its respective Participating Interest or not at all, in which to contribute to the Joint Venture, for Operations to be conducted under approved Programs and Budgets subsequent to the completion of the Diluting Program and Budget, an amount (the "Make-Up Amount") equal to the following: (a) an amount equal to the Diluted Participant's share of the actual expenditures incurred under the Diluting Program and Budget, which share shall be based upon the Diluted Participant's Participating Interest immediately prior to its making the Dilution Election, less (b) an amount equal to the funds, if any, contributed by the Diluted Participant to the Diluting Program and Budget, plus
(c) an amount (the "Liquidated Damages Amount") equal to twenty five percent (25%) of the difference between (a) and (b) above. Upon funding the Make-Up amount, the Participating Interests of the Participants shall be readjusted pursuant to subsection 6.3(b). In readjusting the Diluted Participant's Participating Interest pursuant to subsection 6.3(b), the Liquidated Damages Amount shall not be included as a contribution by the Diluted Participant in either the numerator or the denominator of the calculation. Notwithstanding the provisions of Article XV, the rights of the Diluted Participant under this
Section 6.7 are personal unto GRANGES and ATLAS and may not be Transferred to any other person or entity, except to an Affiliate in connection with a Transfer of Participating Interests otherwise permitted hereunder.

                                  ARTICLE VII
                                  -----------
                             MANAGEMENT COMMITTEE
                             ---------------------

  7.1  Organization and Composition.  The Participants hereby establish a
       -----------------------------
Management Committee to determine overall policies, objectives, procedures, methods and actions under this Agreement. The Management Committee shall consist of one member appointed by ATLAS and one member appointed by GRANGES. Each Participant may appoint one or more alternates to act in the absence of a regular member. Any alternate so acting shall be deemed a member. Appointments shall be made or changed by written notice to the other Participant.

  7.2  Decisions.
       ---------
       (a) Each Participant, acting through its appointed member shall have one vote on the Management Committee. Unless otherwise provided in this Agreement, the vote of the Participant with a Participating Interest over 50% shall determine the decisions of the Management Committee.

In the event of an inability to break a deadlock on any vote (other than votes regarding the Venture's Toll Percentage, which shall be determined by GRANGES), an independent third party shall cast the deciding vote (the "Referee"). The Participants hereby agree that the Referee shall be Mineral Resources Development, Inc., located in San Mateo, California (or its successor in interest, collectively referred to hereinafter as "MRDI"). Costs for MRDI's services (or the service of the alternate Referee described below) in reviewing materials and casting deciding votes shall be Venture costs chargeable to the Joint Account. If as to any particular issue MRDI is unable or unwilling to cast the deciding vote, each Participant shall select an independent third party and those third parties will jointly select an additional independent third party. That three-person panel shall then cast the deciding vote as Referee. The Manager agrees promptly to provide to MRDI or the panel acting as Referee all materials requested by them for their view in casting any deciding vote. By unanimous agreement, in writing, the Participants may at any time replace MRDI as Referee. The Referee shall make its decisions and cast its votes as it deems best for the probable net financial return to the Venture as a whole, without regard to the particular circumstances, financial or otherwise, of the individual Participants.

       (b) The following actions by the Venture shall require the unanimous approval of the Participants: (i) acquisition or disposition of any Asset of the Venture, the acquisition or disposition of which would materially impair or change the conduct of the ordinary business of the Venture as contemplated by this Agreement; (ii) acquisition of any interest in real property outside the Area of Interest for the benefit of the Venture; (iii) except as set forth in
Section 9.6, a call for a cash contribution from the Participants not previously approved as part of a Program and Budget; and (iv) assumption, guarantee or approval of the incurrence of any obligation for borrowed money on behalf of or in the name of the Venture including (A) any obligation owed for all or any part of the purchase price of the Properties or other assets or for the cost of Properties or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchased in the ordinary course of business, and (B) any obligation for borrowed money secured by any encumbrance in respect of the Venture (but not including Transfers of the kind described in Section 15.2 (g)), even though the Venture has not assumed or become liable for the payment of such obligation.

  7.3  Meetings.  The Management Committee shall hold regular meetings at least
       ---------
annually in Reno, Nevada or at other mutually agreed places. The Manager shall give 30 days' notice to the Participants of such regular meetings.
Additionally, either Participant may call a special meeting upon ten days' notice to the Manager and the other Participant. In case of emergency, reasonable notice of a special meeting shall suffice. There shall be a quorum if at least one member representing each Participant is present. Each notice of a meeting shall include an itemized agenda prepared by the Manager in the case of a regular meeting, or by the Participant calling the meeting in the case of a special meeting, but any matters may be considered with the consent of all Participants. The Manager shall prepare minutes of all meetings and shall distribute copies of such minutes to the Participants within 15 days after the meeting. The minutes, when signed by all Participants, shall be the official record of the decisions made by the Management Committee and shall be binding on the Manager and the Participants. The Manager's minutes of a Management Committee meeting shall be deemed accepted by all Participants if not objected to in writing within 20 days after circulation by the Manager. If personnel employed in Operations are required to attend a Management Committee meeting, reasonable costs incurred in connection with such attendance shall be a Venture cost. All other costs shall be paid by the Participants individually.

  7.4  Action Without Meeting.  In lieu of meetings, the Management Committee
       -----------------------
may hold telephone conferences, so long as all decisions are immediately confirmed in writing by the Participants.

  7.5  Matters Requiring Approval.  Except as otherwise delegated to the
       ---------------------------
Manager in Section 8.2, and except with respect to periods prior to the completion of GRANGES' Initial Contribution, the Management Committee shall have exclusive authority to determine all management matters related to this Agreement.

                                 ARTICLE VIII
                                 ------------
                                    MANAGER
                                   --------

  8.1  Appointment.  The Participants hereby appoint GRANGES as the Manager
       ------------
with overall management responsibility for Operations, which appointment shall last through completion by GRANGES of its Initial Contribution. Upon such completion, ATLAS shall serve as Manager, and hereby agrees to serve until it resigns as provided in Section 8.4.

  8.2  Powers and Duties of Manager.  Subject to the terms and provisions of
       -----------------------------
this Agreement, the Manager shall have the following powers and duties which, other than prior to the completion of GRANGES' Initial Contribution, shall be discharged in accordance with adopted Programs and Budgets:

       (a) The Manager shall manage, direct and control Operations.

       (b) The Manager shall implement the decisions of the Management Committee, shall make all expenditures necessary to carry out adopted Programs, and shall promptly advise the Management Committee if it lacks sufficient funds to carry out its responsibilities under this Agreement.

       (c) The Manager shall: (i) purchase or otherwise acquire all material, supplies, equipment, water, utility and transportation services required for Operations, such purchases and acquisitions to be made on the best terms available, taking into account all of the circumstances; (ii) obtain such customary warranties and guarantees as are available in connection with such purchases and acquisitions; and (iii) keep the Assets free and clear of all liens and encumbrances, except for those existing at the time of, or created concurrent with, the acquisition of such Assets, or mechanic's or materialmen's liens, which shall be released or discharged in a diligent manner, or liens and encumbrances specifically approved by the Management Committee.

       (d) The Manager shall conduct such title examinations and cure such title defects as may be advisable in the reasonable judgment of the Manager.

       (e) Subject to the provisions of Section 5.1 C.(1), the Manager shall:
(i) make or arrange for all payments required by leases, licenses, permits, contracts and other agreements related to the Assets; (ii) pay all taxes, assessments and like charges on Operations and Assets except taxes determined or measured by a Participant's sales revenue or net income. If authorized by the Management Committee, the Manager shall have the right to contest in the courts or otherwise the validity or amount of any taxes, assessments or charges if the Manager deems them to be unlawful, unjust, unequal or excessive, or to undertake such other steps or proceedings as the Manager may deem reasonably necessary to secure a cancellation, reduction, readjustment or equalization thereof before the Manager shall be required to pay them, but in no event shall the Manager permit or allow title to the Assets to be lost as the result of the nonpayment of any taxes, assessments or like charges; and (iii) shall do all other acts reasonably necessary to maintain the Assets.

       (f) The Manager shall: (i) apply for all necessary permits, licenses and approvals; (ii) comply with applicable federal, state and local laws and regulations; (iii) notify promptly the Management Committee of any allegations of substantial violation thereof; and (iv) prepare and file all reports or notices required for Operations. The Manager shall not be in breach of this provision if a violation has occurred in spite of the Manager's good faith efforts to comply, and the Manager has timely cured or disposed of such violation through performance, or payment of fines and penalties.

       (g) The Manager shall prosecute and defend, but shall not initiate without consent of the Management Committee, all litigation or administrative proceedings arising out of Operations. The nonmanaging Participant shall have the right to participate, at its own expense, in such litigation or administrative proceedings. The nonmanaging Participant shall approve in advance any settlement involving payments, commitments or obligations in excess of $20,000 in cash or value.

       (h) The Manager shall provide insurance for the benefit of the Participants as provided in Exhibit E.

       (i) The Manager may dispose of Assets, whether by abandonment, surrender or Transfer in the ordinary course of business, except that Properties may be abandoned or surrendered only as provided in Article XIV. However, without prior authorization from the Management Committee, the Manager shall not: (i) dispose of Assets in any one transaction having a value in excess of $20,000;
(ii) enter into any sales contracts or commitments for

Products, except as permitted in Section 11.2; (iii) begin a liquidation of the Venture; or (iv) dispose of all or a substantial part of the Assets necessary to achieve the purposes of the Venture.

       (j) The Manager shall have the right to carry out its responsibilities hereunder through agents, Affiliates or independent contractors.

       (k) Subject to the provisions of Section 5.1 C.(1), the Manager shall perform or cause to be performed during the term of this Agreement all assessment and other work (or payment of fees) required by law in order to maintain the unpatented mining claims included within the Properties, and take all other necessary steps required to maintain title to the Properties, including any such steps required as the result of amendments to or required by the General Mining Law of 1872 Mining Law. The Manager shall have the right to perform the assessment work required hereunder pursuant to a common plan of exploration and continued actual occupancy of such claims and sites shall not be required. The Manager shall not be liable on account of any determination by any court or governmental agency that the work performed by Manager does not constitute the required annual assessment work or occupancy for the purposes of preserving or maintaining ownership of the claims, provided that the work done is in accordance with standards acceptable in the mining industry and the adopted Program and Budget. The Manager shall timely record with the appropriate county and file with the appropriate United States agency affidavits in proper form attesting to the performance of assessment work (or payment of fees in lieu thereof) or notices of intent to hold in proper form, and allocating therein, to or for the benefit of each claim, at least the minimum amount required by law to maintain such claim or site.

       (l) If authorized by the Management Committee, the Manager may: (i) locate, amend or relocate any unpatented mining claim or mill site or tunnel site, (ii) locate any fractions resulting from such amendment or relocation,
(iii) apply for patents or mining leases or other forms of mineral tenure for any such unpatented claims or sites, (iv) abandon any unpatented mining claims for the purpose of locating mill sites or otherwise acquiring from the United States rights to the ground covered thereby, (v) abandon any unpatented mill sites for the purpose of locating mining claims or otherwise acquiring from the United States rights to the ground covered thereby, (vi) exchange with or convey to the United States any of the Properties for the purpose of acquiring rights to the ground covered thereby or other adjacent ground, and (vii) convert any unpatented claims or mill sites into one or more leases or other forms of mineral tenure pursuant to any federal law hereafter enacted.

       (m) The Manager shall keep and maintain all required accounting and financial records pursuant to the Accounting Procedure and in accordance with customary cost accounting practices in the mining industry.

       (n) The Manager shall keep the Management Committee advised of all Operations by submitting in writing to the Management Committee: (i) monthly progress reports which include statements of expenditures and comparisons of such expenditures to the adopted Budget; (ii) periodic summaries of data acquired; (iii) copies of reports concerning Operations; (iv) a detailed final report within 60 days after completion of each Program and Budget, which shall include comparisons between actual and budgeted expenditures and comparisons between the objectives and results of Programs; and (v) such other reports as the Management Committee may reasonably request. At all reasonable times the Manager shall provide the Management Committee or the representative of any Participant, upon the request of any member of the Management Committee, access to, and the right to inspect and copy, all maps, drill logs, core tests, reports, surveys, assays, analyses, production reports, operations, technical, accounting and financial records, and other information acquired in Operations. In addition, the Manager shall allow the nonmanaging Participant, at the latter's sole risk and expense, and subject to reasonable safety regulations, to inspect the Assets and Operations at all reasonable times, so long as the inspecting Participant does not unreasonably interfere with Operations.

       (o) The Manager shall undertake all other activities reasonably necessary to fulfill the foregoing. The Manager shall not be in default of any duty under this Section 8.2 if its failure to perform results from the failure of the nonmanaging Participant to perform acts or to contribute amounts required of it by this Agreement.

  8.3  Standard of Care.   The Manager shall conduct all Operations in a good,
       ----------------
workmanlike and efficient manner, in accordance with sound mining and other applicable industry standards and practices, and in accordance with the terms and provisions of leases, licenses, permits, contracts and other agreements pertaining to Assets. The Manager shall not be liable to the nonmanaging Participant for any act or omission resulting in damage or loss except to the extent caused by or attributable to the Manager's willful misconduct or gross negligence.

  8.4  Resignation Deemed Offer to Resign.  Except for GRANGES, which may not
       -----------------------------------
resign as Manager as long as this Agreement remains in effect and it has not completed its Initial Contribution, the Manager may resign upon three months' prior notice to the other Participant, in which case the other Participant may elect to become the new Manager by notice to the resigning Participant within 30 days after receipt of the notice of resignation. If any of the following shall occur, the Manager shall be deemed to have offered to resign, which offer shall be accepted by the other Participant, if at all, within 90 days following such deemed offer:

       (a) The Participating Interest of the Manager becomes less than 50%; or

       (b) The Manager fails to perform a material obligation imposed upon it under this Agreement and such failure continues for a period of 60 days after notice from the other Participant demanding performance; or

       (c) The Manager fails to pay or contest in good faith its bills within 60 days after they are due (unless the vendor has agreed to an extension); or

       (d) A receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for a substantial part of its assets is appointed and such appointment is neither made ineffective nor discharged within 60 days after the making thereof, or such appointment is consented to, requested by or acquiesced in by the Manager; or

       (e) The Manager commences a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect; or consents to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of any substantial part of its assets; or makes a general assignment for the benefit of creditors; or fails generally to pay its or Venture debts as such debts become due; or takes corporate or other action in furtherance of any of the foregoing; or

       (f) Entry is made against the Manager of a judgment, decree or order for relief affecting a substantial part of its assets by a court of competent jurisdiction in an involuntary case commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect.

  8.5  Payments to Manager.  Upon completion of the Participants' Initial
       --------------------
Contributions, the Manager shall be compensated for its services and reimbursed for its costs hereunder in accordance with the Accounting Procedure.

  8.6  Transactions With Affiliates.  If the Manager engages Affiliates to
       -----------------------------
provide services hereunder it shall do so on terms no less favorable than would be the case with unrelated persons in arm's-length transactions.

  8.7  Activities During Deadlock.  If the Management Committee for any reason
       ---------------------------
fails to adopt a Program and Budget, subject to the contrary direction of the Management Committee and to the receipt of necessary funds, the Manager shall continue Operations sufficient to maintain the Assets, including without limitation performance of the obligations of the Manager set forth in Sections 8.2(c)-(o). For purposes of determining the required contributions of the Participants and their respective Participating Interests after the preceding Program and Budget is completed and while Operations are being conducted pursuant to this Section 8.7, such Operations shall be funded by the Participants in accordance with their Respective Participating Interests as of the date of completion of the preceding Program and Budget.

                                  ARTICLE IX
                                  ----------
                             PROGRAMS AND BUDGETS
                             ---------------------

  9.1  [This section intentionally left blank.]

  9.2  Operations Pursuant to Programs and Budgets.  Except as otherwise
       --------------------------------------------
provided in Sections 5.1(C)(1), 8.7, 9.6, 9.7 and Article XIII, Operations shall be conducted, expenses shall be incurred and Assets shall be acquired only pursuant to approved Programs and Budgets.

  9.3  Presentation of Programs and Budgets.  Proposed Programs and Budgets
       -------------------------------------
shall be prepared by the Manager for a period of one year or any longer period. Each adopted Program and

Budget, regardless of length, shall be reviewed at least once a year at the annual meeting of the Management Committee. During the period encompassed by any Program and Budget, and at least two months prior to its expiration, a proposed Program and Budget for the succeeding period shall be prepared by the Manager and submitted to the Participants. Each such proposed Program and Budget shall be in a form and reasonable degree of detail as determined by the Management Committee.

  9.4  Review and Approval of Proposed Programs and Budgets.  Within 15 days
       -----------------------------------------------------
after submission of a proposed Program and Budget, each Participant shall submit to the Management Committee:

       (a) Notice that the Participant approves the proposed Program and Budget; or
       (b) Proposed modifications of the proposed Program and Budget; or

       (c) Notice that the Participant rejects the proposed Program and Budget. If a Participant fails to give any of the foregoing responses within the allotted time, the failure shall be deemed to be an approval by the Participant of the Manager's proposed Program and Budget. If a Participant makes a timely submission to the Management Committee pursuant to Section 9.4(b) or (c), then the Management Committee shall seek to develop a Program and Budget acceptable to the Participants, provided that neither Participant shall be obligated to vote in favor of modifications proposed by another Participant. Following such efforts, the Management Committee shall vote on all proposed Programs and Budgets and proposed modifications thereto, and any deadlocked decision shall be referred to the Referee for decision pursuant to Section 7.2(a).

     9.5  Election to Participate.  By notice to the Management Committee
          ------------------------
within 20 days after the final vote adopting a Program and Budget, a Participant may elect to contribute to such Program and Budget in some lesser amount than its respective Participating Interest, or not at all, in which case its Participating Interest shall be recalculated as provided in Article VI. If a Participant fails to so notify the Management Committee, the Participant shall be deemed to have elected to contribute to such Program and Budget in proportion to its respective Participating Interest as of the beginning of the period covered by the Program and Budget. Notwithstanding the foregoing, the initial Programs and Budgets for activities after completion and presentation of the

Report, or any other Programs and Budgets for which the total expenditure for all Participants would exceed $2,500,000, will allow 180 days for the parties to obtain financing, after approval and before any contribution election is required to be made by either Participant. Either Participant may proceed with implementation of such an approved Program and Budget prior to the end of the 180 day period and fund the other Participant's share, which will be promptly repaid at the Prime Rate plus 2% when the other Participant elects to participate. If the other Participant does not elect to participate, it shall have its interest diluted in accordance with Section 6.4 taking into account the amount funded beforehand by the other Participant (including interest charges). The Participant that elects to proceed with implementation of such a Program shall be the Manager during the term of that Program.

  9.6  Deadlock on Proposed Programs and Budgets.  If the Participants, acting
       ------------------------------------------
through the Management Committee, fail to approve a Program and Budget by the beginning of the period to which the proposed Program and Budget applies, the provisions of Sections 7.2(a) and 8.7 shall apply.

  9.7  Budget Overruns; Program Changes.  The Manager shall immediately notify
       ---------------------------------
the Management Committee of any material departure from an adopted Program and Budget. If the Manager exceeds an adopted Budget by more than 10%, then the excess over 10%, unless directly caused by an emergency or unexpected expenditure made pursuant to Section 9.8 or unless otherwise authorized by the Management Committee, shall be for the sole account of the Manager and such excess shall not be included in the calculations of the Participating Interests. Budget overruns of 10% or less shall be borne by the Participants in proportion to their respective Participating Interests as of the time the overrun occurs.

  9.8  Emergency or Unexpected Expenditures.   In case of emergency, the Manager
       ------------------------------------
may take any reasonable action it deems necessary to protect life, limb or property, to protect the Assets or to comply with law or government regulation. The Manager may also make reasonable expenditures for unexpected events which are beyond its reasonable control and which do not result from a breach by it of its standard of care. The Manager shall promptly notify the Participants of the emergency or unexpected expenditure, and the Manager shall be reimbursed for all resulting costs by the Participants in proportion to their respective
Participating Interests at the time the emergency or unexpected expenditures are incurred.

     9.9  Reclamation Fund.  Prior to the commencement of Mining on the
          -----------------
Selected Properties and from time to time thereafter, upon such direction from the Management Committee, the Manager shall reasonably estimate (i) the total cost for reclamation, abandonment and long-term care and monitoring of the project area (collectively "Environmental Costs") and (ii) the life of
                            -------------------
commercially producible reserves in the orebody. In accordance with an approved Program and Budget, the Manager shall charge the Participants not less frequently than monthly after commencement of Mining for Environmental Costs on a basis, which taking into account the estimates in (i) and (ii) above (and interest earned on the amounts held in the Reclamation Fund) will result in the funding of such Environmental Costs over the life of commercially producible reserves through a uniform charge per unit of Products produced. The amounts so charged shall be deposited in an interest bearing escrow account with a bank mutually agreeable to all Participants (the "Reclamation Fund"), for use in
                                             ----------------
payment of the Environmental Costs.   Each Participant's share of such
Environmental Costs shall be in proportion to its Participating Interest at the time the liability is incurred. The Reclamation Fund shall be held by the bank serving as escrow agent pursuant to an escrow agreement between the escrow agent and the Participants, which agreement shall ensure that the Reclamation Fund is preserved and actually utilized for reclamation of the Properties. Amounts collected for such fund will be credited to accounts maintained by the Venture for each Participant. Interest actually earned on such fund will be credited quarterly in arrears to such account on the last day of each quarter. Such Reclamation Fund, including interest, shall be applied in payment of Environmental Costs as the Manager from time to time shall determine to be necessary or appropriate, and may be used as collateral for reclamation bonds upon approval of the Management Committee. After all reclamation, abandonment and long-term care and monitoring and all remediation, restoring, cleaning up and curing have been completed and/or all amounts paid in respect thereof, if there shall remain any portion (including interest) of the Reclamation Fund, it shall be distributed to the Participants in proportion to their respective contributions. If the Manager shall change, the resigning or terminating Manager shall deliver to the new Manager the Reclamation Fund, less any amounts previously expended in payment of

Environmental Costs. Nothing in this subsection shall limit a Participant's obligation to pay its share of such Environmental Costs in proportion to its Participating Interest. If the Reclamation Fund is not sufficient to meet all Environmental Costs, the Participants shall pay their proportionate shares of any shortfall pursuant to approved Programs and Budgets.

                                   ARTICLE X
                                   ---------
                           ACCOUNTS AND SETTLEMENTS
                           -------------------------

  10.1 Monthly Statements.  The Manager shall promptly submit to the Management
       -------------------
Committee monthly statements of account reflecting in reasonable detail the charges and credits to the Joint Account during the preceding month.

  10.2 Cash Calls.  On the basis of the adopted Program and Budget, the Manager
       -----------
shall submit to each Participant prior to the last day of each month a billing for estimated cash requirements for the next month. Within 10 days after receipt of each billing, each Participant shall advance to the Manager its proportionate share of the estimated amount. Time is of the essence of payment of such billings. The Manager shall at all times maintain a cash balance approximately equal to the rate of disbursement for up to 45 days. All funds in excess of immediate cash requirements shall be invested in interest-bearing accounts with a bank to be selected by the Manager for the benefit of the Joint Account.

  10.3 Failure to Meet Cash Calls.  A Participant that fails to meet cash calls
       ---------------------------
in the amount and at the times specified in Section 10.2 shall be in default, and the amounts of the defaulted cash call shall bear interest from the date due at an annual rate equal to two percentage points over the Prime Rate, but in no event shall said rate of interest exceed the maximum permitted by law. The nondefaulting Participant shall have those rights, remedies and elections specified in Section 6.4.

  10.4 Audits.  Upon request made by any Participant within 24 months following
       ------
the end of any calendar year (or, if the Management Committee has adopted an accounting period other than the calendar year, within 24 months after the end of such period), the Manager shall order an audit of the accounting and financial records for such calendar year (or other accounting period). All written exceptions to and claims upon the Manager for discrepancies disclosed by such audit shall be made not more than three months after receipt of the audit report. Failure to make any such exception or claim within the three month period shall mean the audit is correct and binding upon the Participants. The audits shall be conducted by a firm of certified public accountants selected by the Manager, unless otherwise agreed by the Management Committee.

                                  ARTICLE XI
                                  ----------
                           DISPOSITION OF PRODUCTION
                          --------------------------

     11.1 Taking In Kind.  Each Participant shall take in kind at the refinery,
          ---------------
if the Product is refined, or separately take its share of all Products that are not refined, in accordance with its Participating Interest. Delivery of refined Products to the Participants shall be deemed to have been made and possession shall be deemed to have begun at such time as such refined Product is segregated for the individual accounts of the Participants at the refinery. Title to such refined Product shall pass to the Participants upon delivery and, upon delivery, the Participants shall assume the risk of loss. Any extra expenditure incurred in the taking in kind or separate disposition by any Participant of its proportionate share of Products shall be borne by such Participant. Nothing in this Agreement shall be construed as providing, directly or indirectly, for any joint or cooperative marketing or selling of Products or permitting the processing of Products of any parties other than the Participants at any processing facilities constructed by the Participants pursuant to this Agreement. The Manager shall give the Participants notice at least ten (10) days in advance of the delivery date upon which their respective shares of Products will be available. If either Participant is delinquent in any cash contribution required of it pursuant to Section 10.2, the delinquent Participant shall not be permitted to take its share of production until the delinquent cash contribution has been made. If a Participant either elects not to contribute as provided in Section 6.4 or fails to contribute to a Program and Budget that provides for operating cost payments, then the production that would otherwise be that Participant's share of production shall instead be added to the Manager's share of production, and the proceeds therefrom shall be used to pay that Participant's share of costs. Any balance remaining from that Participant's share of proceeds shall be remitted to the noncontributing Participant. In the event of such sale by the Manager on behalf of that Participant, the Participant's Participating Interest shall not be reduced pursuant to Section 6.4 or 6.5, unless and only to the extent that the proceeds from such sale are insufficient to pay that Participant's share of operating costs. For purposes of this Section 11.1, "operating costs" shall not include any capital expenditures, other than replacement capital costs.

  11.2 Failure of Participant to Take in Kind.  If a Participant fails to take
       ---------------------------------------
in kind, the Manager shall have the right, but not the obligation, for a period of time consistent with the minimum needs of the industry, but not to exceed one year, to purchase the Participant's share for its own account or to sell such share as agent for the Participant at not less than the prevailing market price in the area. Subject to the terms of any such contracts of sale then outstanding, during any period that the Manager is purchasing or selling a Participant's share of production, the Participant may elect by notice to the Manager to take in kind. The Manager shall be entitled to deduct from proceeds of any sale by it for the account of a Participant reasonable expenses incurred in such a sale.

                                  ARTICLE XII
                                  -----------
                          WITHDRAWAL AND TERMINATION
                          ---------------------------
  12.1 Termination.

       A.   Termination by Expiration or Agreement.  This Agreement shall
            --------------------------------------
terminate as expressly provided in this Agreement, unless earlier terminated by written agreement.

       B.   Termination by GRANGES Prior to Completion of Its
            -------------------------------------------------
Initial Contribution.  At any time prior to completion of its Initial
- ------- ------------
Contribution, GRANGES may, at its election and sole discretion, surrender and terminate this Agreement. Termination pursuant to this Section 12.1.B shall constitute a withdrawal by GRANGES from this Agreement pursuant to Section 5.2, with such withdrawal effective as of the date of GRANGE's notice of termination. The sole consequences of termination pursuant to this Section 12.1.B and the sole liabilities and responsibilities of GRANGES resulting from or surviving such termination, shall be those set forth in Sections 5.1(C)(2) and(C)(6),
Section 5.2 and Section 5.8.

  12.2 Withdrawal.  A Participant may elect to withdraw as a Participant from
       -----------
this Agreement by giving notice to the other Participant of the effective date of withdrawal, which shall be the later of the end of the then current Program and Budget or at least 30 days after the date of the notice. Upon such withdrawal, this Agreement shall terminate, and the withdrawing Participant shall be deemed to have transferred to the remaining Participant, without cost and free and clear of royalties, liens or other encumbrances arising by, through or under such withdrawing Participant, except those exceptions to title described in Exhibit A and those to which both Participants have given their written consent after the date of this Agreement, all of its Participating Interest in the Assets, the Reclamation Fund and in this Agreement. Any withdrawal under this Section 12.2 shall not relieve the withdrawing Participant of its share of liabilities to third persons, including without limitation liabilities for Environmental Costs (whether such accrues before or after such withdrawal), arising out of Operations conducted prior to such withdrawal, except to the extent that the withdrawing Participant's share of the Reclamation Fund covers its share of such Environmental Costs. For purposes of this Section 12.2, the withdrawing Participant's share of such liabilities shall be equal to its Participating Interest at the time such liability was incurred.

  12.3 Continuing Obligations. On termination of this Agreement under Section
       -----------------------
12.1, the Participants shall remain liable for continuing obligations hereunder until final settlement of all accounts and for any liability, whether it accrues before or after termination, if it arises out of Operations during the term of the Agreement.

  12.4 Disposition of Assets on Termination.  Promptly after termination of
       -------------------------------------
this Agreement under Sections 12.1.A or 12.2, the Manager shall take all action necessary to wind up the activities of the Venture, and all costs and expenses incurred in connection with the termination of the Venture shall be expenses chargeable to the Venture. The following actions shall be taken in the sequence in which they are listed:

       (a) First, the Assets shall be paid, applied or distributed in satisfaction of all liabilities of the Venture to third parties. The Manager shall have the right to segregate amounts which, in the Manager's reasonable judgment, are necessary to discharge continuing obligations with respect to the Properties or to purchase, for the account of the Participants, bonds or other securities for the performance of such obligations. The foregoing shall not be construed to include repayment of any Participant's capital contributions or capital account balance;

       (b) Second, the Assets shall be paid, applied or distributed to satisfy debts, obligations or liabilities owed to the Participants; and

       (c) Third, the Assets shall be distributed to the Participants (in undivided interests unless otherwise agreed and in proportion to their respective Participating Interests, subject to any dilution, reduction or termination of such Participating Interests as may have occurred pursuant to the terms of this Agreement, and any Participant with a negative capital account shall restore such balance to zero, all as set forth in Exhibit C.

       Notwithstanding anything in this Section 12.4 or Exhibit C to the contrary, no Participant shall receive a distribution of any interest in Products or proceeds from the sales thereof if such Participant's Participating Interest has been terminated pursuant to this Agreement.

  12.5 Non-Compete Covenants.  A Participant that withdraws pursuant to Section
       ----------------------
12.2, or is deemed to have withdrawn pursuant to Section 6.5, shall not directly or indirectly acquire any interest in property within the Area of Interest for 12 months after the effective date of withdrawal. If a withdrawing Participant, or the Affiliate of a withdrawing Participant, breaches this Section 12.5, such Participant or Affiliate shall be obligated to offer to convey to the nonwithdrawing Participant, without cost, any such property or interest so acquired. Such offer shall be made in writing and can be accepted by the nonwithdrawing Participant at any time within 45 days after it is received by such nonwithdrawing Participant.

  12.6 Right to Data After Termination.  After termination of this Agreement
       --------------------------------
pursuant to Section 12.1, each Participant shall be entitled to copies of all information acquired hereunder before the effective date of termination not previously furnished to it, but a terminating or withdrawing Participant shall not be entitled to any such copies after any other termination or any withdrawal.

  12.7 Continuing Authority.  On termination of this Agreement under Section
       ---------------------
12.1 or 12.2 or the deemed withdrawal of a Participant pursuant to Section 5.2, 6.4(b)(2) or 6.5 or the withdrawal of a Participant pursuant to Section 12.2, the Manager shall have the power and authority, subject to control of the Management Committee, if any, to do all things on behalf of the Participants which are reasonably necessary or convenient to:

       (a)  Wind up Operations; and

       (b) Complete any transaction and satisfy any obligation, unfinished or unsatisfied, at the time of such termination or withdrawal, if the transaction or obligation arises out of Operations prior to such termination or withdrawal. The Manager shall have the power and authority to grant or receive extensions of time or change the method of payment of an already existing liability or obligation, prosecute and defend actions on behalf of the Participants and the Venture, mortgage Assets and take any other reasonable action in any matter with respect to which the former Participants continue to have, or appear or are alleged to have, a common interest or a common liability.

                                 ARTICLE XIII
                                 ------------
                     ACQUISITIONS WITHIN AREA OF INTEREST
                     -------------------------------------

  13.1 General.  Any interest or right to acquire any interest in real property
       --------
within the Area of Interest acquired during the term of this Agreement by or on behalf of a Participant or any Affiliate shall be subject to the terms and provisions of this Agreement.

  13.2 Notice to Nonacquiring Participant.  Within 15 days after the
       -----------------------------------
acquisition of any interest or the right to acquire any interest in real property wholly or partially within the Area of Interest (except real property acquired by the Manager pursuant to a Program), the acquiring Participant shall notify the other Participant of such acquisition. The acquiring Participant's notice shall describe in detail the acquisition, the lands and minerals covered thereby, the cost thereof and the reasons why the acquiring Participant believes that the acquisition of the interest is in the best interests of the Participants under this Agreement. In addition to such notice, the acquiring Participant shall make any and all information concerning the acquired interest available for inspection by the other Participant.

  13.3 Option Exercised.  If, within 30 days after receiving the acquiring
       -----------------
Participant's notice, the other Participant notifies the acquiring Participant of its election to accept a proportionate interest in the acquired interest equal to its Participating Interest, the acquiring Participant shall convey to the other Participant, by special warranty deed, such a proportionate undivided interest therein. The acquired interest shall become a part of the Properties for all purposes of this Agreement immediately upon the notice of such other Participant's election to accept the proportionate interest therein. Such other Participant shall promptly pay to the acquiring Participant its proportionate share of the latter's actual out-of-pocket acquisition costs.

  13.4 Option Not Exercised.  If the other Participant does not give such
       ---------------------
notice within the 30-day period set forth in Section 13.3, it shall have no interest in the acquired interest, and the acquired interest shall not be a part of the Properties or be subject to this Agreement.

                                  ARTICLE XIV
                                  -----------
                    ABANDONMENT AND SURRENDER OF PROPERTIES
                   ----------------------------------------

  14.1 Surrender or Abandonment of Property.  The Management Committee may
       -------------------------------------
authorize the Manager to surrender or abandon part or all of the Properties. If the Management Committee authorizes any such surrender or abandonment over the objection of a Participant, the Participant that desires to abandon or surrender shall assign to the objecting Participant, by special warranty deed and without cost to the surrendering Participant, all of the surrendering Participant's interest in the property to be abandoned or surrendered, and the abandoned or surrendered property shall cease to be part of the Properties.

  14.2 Reacquisition.  If any Properties are abandoned or surrendered under the
       --------------
provisions of this Article XIV, then, unless this Agreement is earlier terminated, neither Participant nor any Affiliate thereof shall acquire any interest in such Properties or a right to acquire such Properties for a period of one year following the date of such abandonment or surrender. If a Participant reacquires any Properties in violation of this Section 14.2, the other Participant may elect by notice to the reacquiring Participant within 45 days after it has actual notice of such reacquisition to have such properties made subject to the terms of this Agreement. In the event such an election is made, the reacquired properties shall thereafter be treated as Properties, and the costs of reacquisition shall be borne solely by the reacquiring Participant and shall not be included for purposes of calculating the Participants' respective Participating Interests.

                                  ARTICLE XV
                                  ----------
                             TRANSFER OF INTEREST
                             ---------------------

  15.1 General.  A Participant shall have the right to Transfer to any third
       --------
party all or any part of its interest in or to this Agreement, its Participating Interest or the Assets solely as provided in this Article XV.

  15.2 Limitations on Free Transferability.  The Transfer right of a
       ------------------------------------
Participant in Section 15.1 shall be subject to the following terms and conditions:

       (a) No transferee of all or any part of the interest of a Participant in this Agreement, any Participating Interest or the Assets shall have the rights of a Participant unless and until the transferring Participant has provided to the other Participant notice of the Transfer, and except as provided in Sections 15.2(g) and 15.2(h), the transferee, as of the effective date of the Transfer, has committed in writing to be bound by this Agreement to the same extent as the transferring Participant;

       (b) No Participant, without the consent of the other Participant, shall make a Transfer which shall cause termination of the tax partnership established by the provisions of Section 4.2;

       (c) No Transfer permitted by this Article XV shall relieve the transferring Participant of its share of any liability, whether accruing before or after such Transfer, which arises out of Operations conducted prior to such Transfer;

       (d) As provided in Exhibit C, Article IV, the transferring Participant and the transferee shall bear all tax consequences of the Transfer;

       (e) In the event of a Transfer of less than all of a Participating Interest, the transferring Participant and its transferee shall act and be treated as one Participant;

       (f) No Participant shall Transfer any interest in this Agreement or the Assets except by Transfer of part or all of its Participating Interest;

       (g) If the Transfer is the grant of a security interest by mortgage, deed of trust, pledge, lien or other encumbrance of any interest in this Agreement, any Participating Interest or the Assets to secure a loan or other indebtedness of a Participant in a bona fide transaction, such security interest shall be subordinate to the terms of this Agreement and the rights and interests of the other Participant hereunder. Upon any foreclosure or other enforcement of rights in the security interest, the acquiring third party shall be deemed to have assumed the position of the encumbering Participant with respect to this Agreement and the other Participant, and it shall comply with and be bound by the terms and conditions of this Agreement;

       (h) If a sale or other commitment or disposition of Products or proceeds from the sale of Products by a Participant upon distribution to it pursuant to
Article XI creates in a third party a security interest in Products or proceeds therefrom prior to such distribution, such sales, commitment or disposition shall be subject to the terms and conditions of this Agreement; and

       (i) If, contrary to Section 15.2(b), a Transfer is made which causes termination of the tax partnership established by Section 4.2, the transferring Participant shall indemnify, defend and hold harmless the other Participant from and against any and all loss, cost, expense or damage arising from such termination.

       (j) Only United States currency shall be used for Transfers for consideration.

  15.3 Preemptive Right.  Except as otherwise provided in Section 15.4, if a
       -----------------
Participant desires to Transfer all or any part of its interest in this Agreement, any Participating Interest or the Assets, the other Participant shall have a preemptive right to acquire such interests as provided in this Section 15.3.

       (a) A Participant intending to Transfer all or any part of its interest in this Agreement, any Participating Interest or the Assets shall promptly notify the other Participant of its intentions. The notice shall state the price and all other pertinent terms and conditions of the intended Transfer. The other Participant shall have 45 days from the date such notice is delivered to notify the transferring Participant whether it elects to acquire the offered interest at the same price and on the same terms and conditions as set forth in the notice. If it does so elect, the Transfer shall be consummated promptly after notice of such election is delivered to the transferring Participant.

       (b) If the other Participant fails to so elect within the period provided for in Section 15.3(a), the transferring Participant shall have 90 days following the expiration of such period to consummate the Transfer to a third party at a price and on terms no less favorable to the transferring Participant than those offered by the transferring Participant to the other Participant in the notice required in Section 15.3(a).

       (c) If the transferring Participant fails to consummate the Transfer to a third party within the period set forth in Section 15.3(b), the preemptive right of the other Participant in such offered interest shall be deemed to be revived. Any subsequent proposal to Transfer such interest shall be conducted in accordance with all of the procedures set forth in this Section 15.3.

  15.4 Exceptions to Preemptive Right.  Section 15.3 shall not apply to the
       -------------------------------
following:

       (a) Transfer by a Participant of all or any part of its interest in this Agreement, any Participating Interest or the Assets to an Affiliate;

       (b) Incorporation of a Participant, or corporate merger, consolidation, amalgamation or reorganization of a Participant by which the surviving entity shall possess substantially all of the stock, or all of the property rights and interests, and be subject to substantially all of the liabilities and obligations of that Participant;

       (c) The grant by a Participant of a security interest in any interest in this Agreement, any Participating Interest, or the Assets by mortgage, deed of trust, pledge, lien or other encumbrance; or

       (d) A sale or other commitment or disposition of Products or proceeds from sale of Products by a Participant upon distribution to it pursuant to
Article XI.

  15.5 Atlas Mill Complex.  The Venture's rights with respect to the Atlas Mill
       -------------------
Complex, as set forth in Section 5.5 and elsewhere in this Agreement, shall be deemed to run with the land and shall be binding upon ATLAS, its successors and assigns. No Transfer by ATLAS to any third party, of any right, title or interest in or to the Atlas Mill Complex shall be valid or effective unless and until such third party transferee has executed a written undertaking, in form and substance reasonably satisfactory to GRANGES, agreeing to be bound in all respects by this Agreement and the Venture's and GRANGES' rights hereunder with respect to the Atlas Mill Complex and the milling of the Venture's Products at the Atlas Mill Complex. Additionally, in the event that ATLAS sells, conveys, transfers or assigns its ownership or operating rights in the Atlas Mill Complex to a third party who is not (or does not at the same time become) the Manager of the

Venture, GRANGES shall have all of the rights set forth in Section 5.5(i) to operate the Atlas Mill Complex on behalf of the Venture or to appoint a third
party to operate the Atlas Mill Complex on behalf of the Venture.   The
preceding sentence shall not apply to the grant of a security interest in the
Atlas Mill Complex.   The provisions of this Section 15.5 shall apply only
during the term of the definitive toll milling agreement and at all times prior thereto.

                                  ARTICLE XVI
                                  -----------
                                   DISPUTES
                                   ---------
    16.1  Arbitration.
          ------------
          (a) Any disagreement or dispute arising out of or relating to this Agreement, its existence, interpretation, performance or enforcement not the subject of Section 7.2 and not resolved by the Participant within fifty days after the date on which one party notifies the other of any such disagreement or dispute shall be settled by arbitration in accordance with this Section 16.

          (b) Matters subject to arbitration shall be settled by arbitration before a panel of three arbitrators in Reno, Nevada, in accordance with the commercial arbitration rules of the American Arbitration Association in effect at the time of arbitration. In the event of a conflict between those commercial arbitration rules and this Section 16, this Section 16 shall control. The judgment of the arbitrators as to such matters shall be binding upon the parties to this Agreement, and judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction under the provisions of the Nevada Revised Statutes pertaining to arbitration and award as they may be amended from time to time.

          (c) To demand arbitration any Participant (the "demanding party") shall give written notice to the other Participant (the "responding party"). Such notice shall specify the nature of the issues in dispute, the amount involved, and the remedy requested. Within twenty days of the receipt of the notice, the responding party shall answer the demand in writing, specifying the issues that party disputes. The parties shall thereupon each select one arbitrator, who shall be qualified by skill and experience in the subject matter under dispute. Within fifteen days thereafter, the two appointed arbitrators shall jointly select a third arbitrator similarly qualified.

       (d) Within twenty days after the third arbitrator has been selected or appointed, each party to the dispute shall submit to the arbitrators a written statement of its position as to the matter being arbitrated, including its position on the necessity for discovery or a formal hearing. The arbitrators shall, within fifteen days after submission of statements, establish a schedule for the arbitration proceedings and issues orders relating to the conduct of such proceedings, governing, among other matters, the extent and nature of any discovery to be allowed and the necessity of a formal hearing. If a hearing is held, the arbitrators shall issue a decision as to the resolution of the dispute within fifteen days after the hearing. A majority ruling by the arbitrators shall be binding on the parties. All costs, expenses and fees, plus reasonable attorneys' fees, shall be recoverable by or paid to the substantially prevailing party in any dispute resolved by arbitration.

                                 ARTICLE XVII
                                 ------------
                                CONFIDENTIALITY
                               ----------------

  17.1 General.  The financial terms of this Agreement and all information
       --------
obtained in connection with the performance of this Agreement shall be the exclusive property of the Participants and, except as provided in Section 17.2, shall not be disclosed to any third party or the public without the prior written consent of the other Participant, which consent shall not be unreasonably withheld.

  17.2 Exceptions.  The consent required by Section 17.1 shall not apply to a
       -----------
disclosure:

       (a) To an Affiliate, consultant, contractor or subcontractor that has a bona fide need to be informed;

       (b) To any third party to whom the disclosing Participant contemplates a Transfer of all or any part of its interest in or to this Agreement, its Participating Interest, or the Assets; or

       (c) To a governmental agency or to the public which the disclosing Participant believes in good faith is required by pertinent law or regulation or the rules of any stock exchange.

In any case to which this Section 17.2 is applicable, the disclosing Participant shall give notice to the other Participant concurrently with the making of such disclosure. As to any disclosure pursuant to Section 17.2(a) or (b), only such confidential information as such third party shall have a legitimate business need to know shall be disclosed and such third party shall first agree in writing to protect the confidential information from further disclosure to the same extent as the Participants are obligated under this Article XVII.

 17.3  Duration of Confidentiality. The provisions of this Article XVII shall
       ---------------------------
apply during the term of this Agreement and for two years following termination of this Agreement pursuant to Section 12.1 or 12.2, and shall continue to apply to any Participant who withdraws, who is deemed to have withdrawn or who Transfers its Participating Interest, for two years following the date of such occurrence.

                                 ARTICLE XVIII
                          ---------------------------
                              GENERAL PROVISIONS
                          ---------------------------

  18.1  Notices. All notices, payments and other required communications
        -------
("Notices") to the Participants shall be in writing, and shall be addressed respectively as follows:

          ATLAS                        GRANGES
          -----                        -------
  Atlas Corporation            Granges (U.S.) Inc.
  370 17th Street, #3150       350 S. Rock Blvd., #E
  Denver, CO  80202            Reno, NV  89502
  Ph:  303-825-1200            Ph:  702-856-2722
  Fax:  303-892-8808           Fax:  702-856-1186
  Attn:  Land Department       Attn:  Exploration Manager

All Notices shall be given (i) by personal delivery to the Participant, or (ii) by electronic communication, with a confirmation sent by registered or certified mail, return receipt requested, or (iii) by registered or certified mail, return receipt requested. All Notices shall be effective and shall be deemed delivered
(i) if by personal delivery on the date of delivery if delivered during normal business hours, and, if not delivered during normal business hours, on the next business day following delivery, (ii) if by electronic communication, on the next business day following receipt of the electronic communication, and (iii) if solely by mail, on the next business day after actual receipt. A Participant may change its address by Notice to the other Participant.

  18.2  Waiver.  The failure of a Participant to insist on the strict
        -------
performance of any provision of this Agreement, or to exercise any right, power or remedy upon a breach hereof, shall not constitute a waiver of any provision of this Agreement or limit the Participant's right thereafter to enforce any provision or exercise any right.

  18.3 Modification.  No modification of this Agreement shall be valid unless
       -------------
made in writing and duly executed by the Participants.

  18.4 Force Majeure.  Except for the obligation to make payments when due
       --------------
hereunder, the obligations of a Participant shall be suspended to the extent and for the period that performance is prevented by any cause, whether foreseeable or unforeseeable, beyond its reasonable control, including, without limitation, labor disputes (however arising and whether or not employee demands are reasonable or within the power of the Participant to grant); acts of God; laws, regulations, orders, proclamations, instructions or requests of any government or governmental entity; judgments or orders of any court; inability to obtain, on reasonably acceptable terms, any public or private license, permit or other authorization; curtailment or suspension of activities to remedy or avoid an actual or alleged, present or prospective violation of federal, state or local environmental standards; acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot, civil strife, insurrection or rebellion; fire, explosion, earthquake, storm, flood, sink holes, drought or other adverse weather condition; delay or failure by suppliers or transporters of materials, parts, supplies, services or equipment or by contractors' or subcontractors' shortage of, or inability to obtain, labor, transportation, materials, machinery, equipment, supplies, utilities or services; accidents; breakdown of equipment, machinery or facilities; or any other cause, whether similar or dissimilar to the foregoing. The affected Participant shall promptly give notice to the other Participant of the suspension of performance, stating therein the nature of the suspension, the reasons therefor, and the expected duration thereof. The affected Participant shall resume performance as soon as reasonably possible. During the period of suspension, the obligations of the Participants to advance funds pursuant to
Section 10.2 shall be reduced to levels consistent with Operations. The periods allowed for the performance of obligations other than the payment of money arising under this Agreement ("Performance Periods") shall be extended for a period equal to the duration of any force majeure occurring during such Performance Period.

  18.5 Governing Law.  This Agreement shall be governed by and interpreted in
       --------------
accordance with the laws of the State of Nevada, except for its rules pertaining to conflicts of laws.

  18.6 Rule Against Perpetuities.  Any right or option to acquire any interest
       --------------------------
in real or personal property under this Agreement must be exercised, if at all, so as to vest such interest in the acquirer within 21 years after the effective date of this Agreement.

  18.7 Further Assurances.  Each of the Participants agrees to take, from time
        -------------------
to time, such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

  18.8 Survival of Terms and Conditions.  The following Sections shall survive
       ---------------------------------
the termination of this Agreement to the full extent necessary for their enforcement and the protection of the Participant in whose favor they run:
Sections 2.2, 4.5, 5.1(C)(2), 6.4, 6.6, 10.3, 12.2, 12.3, 12.4, 12.5, 12.6 and
12.7.

   18.9 Entire Agreement; Successors and Assigns.  This  Agreement contains the
        -----------------------------------------
entire understanding of the Participants and supersedes all prior agreements and understandings between the Participants relating to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Participants. In the event of any conflict between this Agreement and any Exhibit attached hereto, the terms of this Agreement shall be controlling.

  18.10  Memorandum.  At the request of either Participant, a Memorandum of
         -----------
this Agreement, in form and substance satisfactory to both Participants, shall be executed and recorded. This Agreement shall not be recorded.

  18.11  Public Announcements.  The Participants shall, in advance of making or
         ---------------------
its parent making, a public announcement to a stock exchange or otherwise, advise the other Participant of the text of the proposed report and provide the other Participant with the opportunity to make comment upon the form and content thereof before the same is issued, provided, however, that a Participant may make a public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning the publicly traded securities of its direct or indirect parent (in which case the disclosing Participant will use its reasonable best efforts to advise the other Participant prior to the disclosure). If the other Participant does not respond within forty-eight hours (excluding weekends and holidays) or such lesser time specified as the maximum by the issuing Participant the announcement or report may be issued. The final text of same, and timing, manner, and mode of release shall be the sole responsibility of the issuing Participant who shall indemnify, defend, and hold the other Participant harmless in respect of any third party claims arising therefrom.

  18.12  Counterparts.  This Agreement may be executed in counterparts, all of
         -------------
which taken together shall constitute a single valid and fully effective agreement. Delivery of execution pages may be accomplished by FAX and shall be followed promptly by delivery of hard copy.

  18.13  Guaranty by Granges, Inc.   For good and valuable consideration, the
         --------------------------
receipt and sufficiency of which are hereby acknowledged, Granges Inc., a British Columbia corporation and the sole shareholder of GRANGES ("Granges Inc.") guarantees unto ATLAS its permitted successors and assigns the full performance by GRANGES of GRANGES' obligations, covenants, undertakings, indemnities, representations and warranties (collectively, the "Obligations") set forth in this Agreement, in accordance with and subject to the terms, conditions, limitations and qualifications set forth in this Agreement, as it may be amended from time to time by GRANGES and ATLAS. In the event that GRANGES does not fully perform any such Obligations, Granges Inc. agrees to perform such Obligations as if it were the primary obligor therefor.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                            ATLAS CORPORATION

                            By:      __________________________________
                                     Gary E. Davis
                                     President

                            Attest:  __________________________________
                                     Jerome C. Cain
                                     Secretary

                            ATLAS PRECIOUS METALS INC.

                            By:      __________________________________
                                     President

                            Attest:  __________________________________
                                     Secretary


                            ATLAS GOLD MINING INC.

                            By:      __________________________________
                                     President


                            GRANGES (U.S.) INC.

                            By:      __________________________________
                                     President

                            By:      __________________________________
                                     Treasurer


                            GRANGES,  INC. (as to Section 18.13 only)

                            By:      __________________________________
                                     President


                            By:      __________________________________
                                     Vice President, Finance

                                   EXHIBIT A
                                   ---------
                        PROPERTIES AND TITLE EXCEPTIONS
                        -------------------------------

PART 1.  MINERAL ESTATE IN AND UNDERLYING THE ATLAS MILL COMPLEX :
- -------  ---------------------------------------------------------

The entire mineral estate in any underlying the patented lode and millsite claims described below in Part A of this Part 1 and the entire mineral estate in and underlying the unpatented millsite claims described below in Part B of this
Part 1, together with: (i) the right of Access across the surface of such claims and the right to use and consume so much of the surface of such claims as may be reasonably necessary or convenient to the Exploration, Development and Mining of such mineral estate, by whatever method is now known or subsequently developed, including without limitation by open pit or surface mining methods; and (ii) the right to use the surface of such claims for the conduct of Operations, including without limitation the treatment, processing, milling, leaching or beneficiation of Products and the disposal of tailings, overburden, waste, rock and other by-products and materials. Subject to the preceding sentence, the Atlas Mill Complex (as defined in Section 1.8 of the Agreement) is expressly excluded from the Properties. Notwithstanding the foregoing, the Venture's right to use the surface of such claims shall not interfere unreasonably with ATLAS' operations at the Atlas Mill Complex, its use of the existing access road to the Atlas Mill Complex or ATLAS' existing haul road and ATLAS shall have the right to conduct such operations as it deems necessary at the Atlas Mill Complex.

  A.  Patent Claims (Fee Lands).  The mineral estate and other rights described
       -------------------------
above in and to the following patented lode claims located in Sections 22, 23, 26, and 27, Township 22 North, Range 49 East, M.D.M., Eureka County, Nevada:


Claim Name                 Mineral Survey Number                 Patent Number
- ----------                 ---------------------                 -------------
WAH 29                             5004                            27-89-0038
WAH 31                             5004                            27-89-0038
WAH 33                             5004                            27-89-0038
WAH 35                             5004                            27-89-0038
WAH 37                             5004                            27-89-0038
WAH 39                             5004                            27-89-0038

The mineral estate and other rights described above in and to the following patented millsite claims located in Sections 26, 27, and 28, Township 22 North, Range 49 East, M.D.M., Eureka County, Nevada:


Claim Name                 Mineral Survey Number                 Patent Number
- ----------                 ---------------------                 -------------
AM 107                             5005                            27-89-0038
AM 108                             5005                            27-89-0038
AM 109                             5005                            27-89-0038


Claim Name                    Mineral Survey Number             Patent Number
- ----------                    ---------------------             -------------
AM 115                                5005                        27-89-0038
AM 116                                5005                        27-89-0038
AM 117                                5005                        27-89-0038
AM 162                                5006                        27-89-0038
AM 209                                5007                        27-89-0038

  B.  Unpatented Millsite Claims.  The mineral estate and other rights described
      --------------------------
above in and to the following unpatented millsite claims located in Sections 26-28, 33, and 34, Township 22 North, Range 49 East, M.D.M., Eureka County, Nevada:


                    RECORDING                AMENDMENT
CLAIM NAME          BOOK PAGE                BOOK PAGE            BLM NMC NO.
- ----------          ---- ----                ---- ----            -----------
AM  65              134  480                                       NMC 338635
AM  66              134  481                                       NMC 338636
AM  67              134  482                                       NMC 338637
AM  68              134  483                                       NMC 338638
AM  69              134  484                                       NMC 338639
AM  71              134  486                                       NMC 338641
AM  72              134  487                                       NMC 338642
AM  73              134  488                                       NMC 338643
AM  74              134  489                                       NMC 338644
AM  75              134  490                                       NMC 338645
AM  76              134  491                                       NMC 338646
AM  77              134  492                                       NMC 338647
AM  78              134  493                                       NMC 338648
AM  79              134  494                                       NMC 338649
AM  80              134  495                                       NMC 338650
AM  81              134  496                                       NMC 338651
AM  82              134  497                                       NMC 338652
AM  83              134  498                                       NMC 338653
AM  84              134  499                                       NMC 338654
AM  85              134  500                                       NMC 338655
AM  86              134  501                                       NMC 338656
AM  87              134  502                                       NMC 338657
AM  88              134  503                                       NMC 338658
AM  89              134  504                                       NMC 338659
AM  90              134  505                                       NMC 338660
AM  91              134  506                                       NMC 338661
AM  92              134  507                                       NMC 338662
AM  93              134  508                                       NMC 338663
AM  94              134  509                                       NMC 338664


                     RECORDING          AMENDMENT
CLAIM NAME           BOOK RATE          BOOK RATE             BLM NMC NO.
- ----------           ---- ----          ---- ----             -----------
AM  95               134  510           143  118              NMC 338665
AM  96               134  511                                 NMC 338666
AM  97               134  512                                 NMC 338667
AM  98               134  513                                 NMC 338668
AM  99               134  514           143  119              NMC 338669
AM 100               134  515                                 NMC 338670
AM 101               134  516                                 NMC 338671
AM 102               134  517                                 NMC 338672
AM 103               134  518                                 NMC 338673
AM 104               134  519                                 NMC 338674
AM 105               134  520                                 NMC 338675
AM 106               134  521                                 NMC 338676
AM 110               134  525                                 NMC 338680
AM 111               134  526                                 NMC 338681
AM 112               134  527                                 NMC 338682
AM 113               134  528                                 NMC 338683
AM 114               134  529                                 NMC 338684
AM 118               134  533                                 NMC 338688
AM 119               134  534                                 NMC 338689
AM 120               134  535                                 NMC 338690
AM 121               134  536                                 NMC 338691
AM 122               134  537                                 NMC 338692
AM 123               134  538                                 NMC 338693
AM 124               134  539                                 NMC 338694
AM 125               134  540                                 NMC 338695
AM 126               134  541                                 NMC 338696
AM 127               134  542                                 NMC 338697
AM 128               134  543                                 NMC 338698
AM 129               134  544                                 NMC 338699
AM 130               134  545                                 NMC 338700
AM 131               134  546                                 NMC 338701
AM 132               134  547                                 NMC 338702
AM 133               134  548                                 NMC 338703
AM 134               134  549                                 NMC 388704
AM 135               134  550                                 NMC 338705
AM 136               134  551                                 NMC 338706
AM 137               134  552                                 NMC 338707
AM 138               134  553                                 NMC 338708
AM 139               134  554                                 NMC 338709
AM 140               134  555                                 NMC 338710


                    RECORDING         AMENDMENT
CLAIM NAME          BOOK RATE         BOOK RATE             BLM NMC NO.
- ----------          ---- ----         ---- ----             -----------
AM 141              134  556                                 NMC 338711
AM 142              134  557                                 NMC 338712
AM 143              134  558                                 NMC 338713
AM 144              134  559                                 NMC 338714
AM 145              134  560                                 NMC 338715
AM 146              134  561                                 NMC 338716
AM 147              134  562                                 NMC 338717
AM 148              134  563                                 NMC 338718
AM 149              134  564                                 NMC 338719
AM 150              134  565                                 NMC 338720
AM 151              134  566                                 NMC 338721
AM 152              134  567                                 NMC 338722
AM 153              134  568                                 NMC 338723
AM 154              134  569                                 NMC 338724
AM 155              136  037                                 NMC 340362
AM 156              136  038                                 NMC 340363
AM 157              136  039                                 NMC 340364
AM 158              136  040                                 NMC 340365
AM 159              136  041                                 NMC 340366
AM 160              136  042                                 NMC 340367
AM 161              136  043                                 NMC 340368
AM 163              136  045                                 NMC 340370
AM 164              136  046                                 NMC 340371
AM 165              136  047                                 NMC 340372
AM 166              136  048                                 NMC 340373
AM 167              136  049                                 NMC 340374
AM 168              136  050                                 NMC 340375
AM 169              136  051                                 NMC 340376
AM 170              136  052                                 NMC 340377
AM 171              136  053                                 NMC 340378
AM 172              136  054                                 NMC 340379
AM 173              136  055                                 NMC 340380
AM 174              136  056                                 NMC 340381
AM 175              136  057                                 NMC 340382
AM 176              136  058                                 NMC 340383
AM 177              136  059                                 NMC 340384
AM 178              136  060                                 NMC 340385
AM 179              136  061                                 NMC 340386
AM 180              136  062                                 NMC 340387
AM 181              136  063                                 NMC 340388


                  RECORDING         AMENDMENT
CLAIM NAME        BOOK RATE         BOOK RATE          BLM NMC NO.
- ----------        ---- ----         ---- ----          -----------
AM 182            136  064                             NMC 340389
AM 183            136  065                             NMC 340390
AM 184            136  066                             NMC 340391
AM 185            136  067                             NMC 340392
AM 186            136  068                             NMC 340393
AM 187            136  069                             NMC 340394
AM 188            136  070                             NMC 340395
AM 189            136  071                             NMC 340396
AM 190            136  072                             NMC 340397
AM 191            136  073                             NMC 340398
AM 192            136  074                             NMC 340399
AM 193            136  075                             NMC 340400
AM 194            136  076                             NMC 340401
AM 195            136  077                             NMC 340402
AM 196            136  078                             NMC 340403
AM 197            136  079                             NMC 340404
AM 198            136  080                             NMC 340405
AM 199            136  081                             NMC 340406
AM 200            136  082                             NMC 340407
AM 201            136  083                             NMC 340408
AM 202            136  084                             NMC 340409
AM 203            136  085                             NMC 340410
AM 204            136  086                             NMC 340411
AM 205            136  087                             NMC 340412
AM 206            136  088                             NMC 340413
AM 207            136  089                             NMC 340414
AM 208            136  090                             NMC 340415
AM 210            139  006          143 153            NMC 348562
AM 211            139  007          143 154            NMC 348563
AM 212            139  008          143 155            NMC 348564
AM 213            139  009          143 156            NMC 348565
AM 214            139  010          143 157            NMC 348566
AM 215            143  199                             NMC 363945
AM 216            143  200                             NMC 363946
AM 217            143  201                             NMC 363947
AM 218            143  202                             NMC 363948
AM 219            143  203                             NMC 363949
AM 220            143  204                             NMC 363950
AM 221            143  205                             NMC 363951
AM 210            178  204                             NMC 485110


                            RECORDING       AMENDMENT
CLAIM NAME                  BOOK PAGE       BOOK PAGE          BLM NMC NO.
- ----------                  ---- ----       ---- ----          -----------
 Amended to be AM 222                       181  353
AM 211                      178  205                            NMC 485111
 Amended to be AM 223                       181  354
AM 212                      178  206                            NMC 485112
 Amended to be AM 224                       181  355
AM 213                      178  207                            NMC 485113
 Amended to be AM 225                       181  356
AM 214                      178  208                            NMC 485114
 Amended to be AM 226                       181  357
AM 215                      178  209                            NMC 485115
 Amended to be AM 227                       181  358
AM 216                      178  210                            NMC 485116
 Amended to be AM 228                       181  359
AM 217                      178  211                            NMC 485117
 Amended to be AM 229                       181  360
AM 218                      178  212                            NMC 485118
 Amended to be AM 230                       181  361
AM 231                      211  337                            NMC 600579
AM 232                      211  338                            NMC 600580
AM 233                      211  339                            NMC 600581
AM 234                      211  340                            NMC 600582
AM 235                      211  341                            NMC 600583
AM 236                      211  342                            NMC 600584
AM 237                      211  343                            NMC 600585
AM 238                      211  344                            NMC 600586
AM 239                      211  345                            NMC 600587
AM 240                      211  346                            NMC 600588
AM 241                      211  347                            NMC 600589
AM 242                      211  348                            NMC 600590
AM 243                      211  349                            NMC 600591
AM 244                      211  350                            NMC 600592
AM 245                      211  351                            NMC 600593
AM 246                      211  352                            NMC 600594
AM 247                      211  353                            NMC 600595
AM 248                      211  354                            NMC 600596
AM 249                      211  355                            NMC 600597
AM 250                      211  356                            NMC 600598
AM 251                      211  357                            NMC 600599
AM 252                      211  358                            NMC 600600
AM 253                      211  359                            NMC 600601


                  RECORDING           AMENDMENT
CLAIM NAME        BOOK RATE           BOOK RATE         BLM NMC NO.
- ----------        ---- ----           ---- ----         -----------
AM 254            211  360                               NMC 600602

                         PART 2.  LEASED PROPERTIES:
                         ---------------------------

A. Mining Lease dated July 5, 1994, by and between Eureka Livestock Company, a California partnership, et al, Lessor, and Atlas Precious Metals Inc., a Nevada corporation, Lessee, a short form of which is recorded in Book 284, Page 187, of the Official Records of Eureka County, Nevada, covering, in part, the following fee lands:

THREE BARS RANCH
A 100% interest in the Surface estate and a 66.67% interest in the Mineral estate:


Township 22 North, Range 49 East, M.D.M.
- ----------------------------------------
Section 4:      N/2 NW/4, SE/4 NW/4, W/2 NE/4, SE/4 NE/4, W/2 SE/4, NE/4 SW/4
Section 9:      W/2 NE/4, W/2 SE/4
Section 16:     NW/4 NE/4

Township 23 North, Range 49 East, M.D.M.
- ----------------------------------------
Section 33:     S/2 NW/4 SE/4, E/2 SW/4, SW/4 SW/4

Comprising approximately 700 acres.

MARE'S FIELD
A 100% interest in the Surface estate and a 66.67% interest in the Mineral estate:

Township 22 North, Range 49 East, M.D.M.
- ----------------------------------------
Section 8:       S/2 SE/4
Section 17:      N/2 NE/4, SE/4 NE/4

Comprising approximately 200 acres.

B. Mining Lease and Option to Purchase, dated August 8, 1990, as amended, between Lana Resources (U.S.) Inc., Lessor, and Atlas Precious Metals Inc., Lessee, recorded in Book 213, Page 253 of the Official Records of Eureka County, Nevada, covering, in part, the following unpatented lode mining claims located in Sections 11-13, Township 22 North, Range 49 East, M.D.M., Eureka County,
Nevada:


                   RECORDING            AMENDMENT
CLAIM NAME         BOOK RATE            BOOK RATE       BLM NMC NO.
- ----------         ---- ----            ---- ----       -----------
Golden Clam  1     111  543                             NMC 273622
Golden Clam  2     111  544                             NMC 273623
Golden Clam  3     111  545                             NMC 273624
Golden Clam  4     111  546                             NMC 273625
Golden Clam  5     111  547                             NMC 273626
Golden Clam  6     111  548                             NMC 273627
Golden Clam  7     111  549                             NMC 273628
Golden Clam  8     111  550                             NMC 273629
Golden Clam  9     111  551                             NMC 273630
Golden Clam 10     111  552                             NMC 273631
Golden Clam 11     111  553                             NMC 273632
Golden Clam 12     111  554                             NMC 273633
Golden Clam 13     111  555                             NMC 273634
Golden Clam 14     111  556                             NMC 273635
Golden Clam 15     111  557                             NMC 273636
Golden Clam 16     111  558                             NMC 273637
Golden Clam 17     111  559                             NMC 273638
Golden Clam 18     111  560                             NMC 273639
Golden Clam 19     111  561                             NMC 273640
Golden Clam 20     111  562                             NMC 273641


                          PART 3.   LOCATED CLAIMS:
                          ------- -----------------

A. The following unpatented lode mining claims located in Sections 2-4, 9-16, 18, 19, 22-27, 29, 30, 33, and 34, Township 22 North, Range 9 East, M.D.M., and
Sections 7, 8, 16-22, 26-30, 33, and 34, Township 22 North, Range 50 East, M.D.M., Eureka County, Nevada:



                   RECORDING            AMENDMENT
CLAIM NAME         BOOK RATE            BOOK RATE       BLM NMC NO.
- ----------         ---- ----            ---- ----       -----------
Jasper 0           119  126                             NMC 294904
Jasper 1           115  539                             NMC 288224
Jasper lA          132  209                             NMC 329948
Jasper 2           115  540                             NMC 288225
Jasper 3           115  541                             NMC 288226
Jasper 3A          132  210                             NMC 329949
Jasper 4           115  542                             NMC 288227


                 RECORDING         AMENDMENT
CLAIM NAME       BOOK PAGE         BOOK PAGE      BLM NMC NO.
- ----------       ---- ----         ---- ----      -----------
Jasper 5         115  543                         NMC 288228
Jasper 5A        132  211                         NMC 329950
Jasper 6         115  544                         NMC 288229
Jasper 7         115  545                         NMC 288230
Jasper 8         115  546                         NMC 288231
Jasper 9         115  547                         NMC 288232
Jasper 10        115  548                         NMC 288233
Jasper 11        115  549                         NMC 288234
Jasper 12        115  550                         NMC 288235
Jasper 13        115  551                         NMC 288236
Jasper 14        115  552                         NMC 288237
Jasper 15        115  553                         NMC 288238
Jasper 16        115  554                         NMC 288239
Jasper 17        115  555                         NMC 288240
Jasper 18        115  556                         NMC 288241
Jasper 19        115  557                         NMC 288242
Jasper 20        115  558                         NMC 288243
Jasper 21        115  559                         NMC 288244
Jasper 22        115  560                         NMC 288245
Jasper 23        115  561                         NMC 288246
Jasper 24        115  562                         NMC 288247
Jasper 25        115  563                         NMC 288248
Jasper 26        115  564                         NMC 288249
Jasper 27        115  565                         NMC 288250
Jasper 28        115  566                         NMC 288251
Jasper 29        115  567                         NMC 288252
Jasper 30        115  568                         NMC 288253
Jasper 31        115  569                         NMC 288254
Jasper 32        115  570                         NMC 288255
Jasper 33        115  571                         NMC 288256
Jasper 34        115  572                         NMC 288257
Jasper 35        115  573                         NMC 288258
Jasper 36        115  574                         NMC 288259
Jasper 37        115  575                         NMC 288260
Jasper 38        115  576                         NMC 288261
Jasper 39        115  577                         NMC 288262
Jasper 40        115  578                         NMC 288263
Jasper 41        115  579                         NMC 288264
Jasper 42        115  580                         NMC 288265


               RECORDING         AMENDMENT
CLAIM NAME     BOOK PAGE         BOOK PAGE       BLM NMC NO.
- ----------     ---- ----         ---- ----       -----------
Jasper 43      115  581                          NMC 288266
Jasper 44      115  582                          NMC 288267
Jasper 45      115  583                          NMC 288268
Jasper 46      115  584                          NMC 288269
Jasper 47      115  585                          NMC 288270
Jasper 48      115  586                          NMC 288271
Jasper 49      115  587                          NMC 288272
Jasper 50      115  588                          NMC 288273
Jasper 51      115  589                          NMC 288274
Jasper 52      115  590                          NMC 288275
Jasper 53      115  591                          NMC 288276
Jasper 54      115  592                          NMC 288277
Jasper 55      115  593                          NMC 288278
Jasper 56      115  594                          NMC 288279
Jasper 57      115  595                          NMC 288280
Jasper 58      115  596                          NMC 288281
Jasper 59      115  597                          NMC 288282
Jasper 60      115  598                          NMC 288283
Jasper 61      115  599                          NMC 288284
Jasper 62      115  600                          NMC 288285
Jasper 62A     132  212                          NMC 329951
Jasper 63      116  001                          NMC 288286
Jasper 63A     132  213                          NMC 329952
Jasper 64      116  002                          NMC 288287
Jasper 64A     132  214                          NMC 329953
Jasper 65      116  003                          NMC 288288
Jasper 66      116  004                          NMC 288289
Jasper 67      116  005                          NMC 288290
Jasper 68      116  006                          NMC 288291
Jasper 69      116  007                          NMC 288292
Jasper 70      116  008                          NMC 288293
Jasper 71      116  009                          NMC 288294
Jasper 72      116  010                          NMC 288295
Jasper 73      116  011                          NMC 288296
Jasper 102     116  040                          NMC 288325
Jasper 103     116  041                          NMC 288326
Jasper 104     116  042                          NMC 288327
Jasper 105     116  043                          NMC 288328
Jasper 106     116  044                          NMC 288329


                   RECORDING       AMENDMENT
CLAIM NAME         BOOK PAGE       BOOK PAGE         BLM NMC NO.
- ----------         ---- ----       ---- ----         -----------
Jasper 107         116  045                          NMC 288330
Jasper 108         116  046                          NMC 288331
Jasper 111         119  127                          NMC 294905
Jasper 112         119  128                          NMC 294906
Jasper 113         119  129                          NMC 294907
Jasper 114         119  130                          NMC 294908
Jasper 115         119  131                          NMC 294909
Jasper 116         119  132                          NMC 294910
Jasper 117         119  133                          NMC 294911
Jasper 118         119  134                          NMC 294912
Jasper 119         119  135                          NMC 294913
Jasper 120         119  136                          NMC 294914
Jasper 121         119  137                          NMC 294915
Jasper 122         119  138                          NMC 294916
Jasper 123         119  139                          NMC 294917
Jasper 124         119  140                          NMC 294918
Jasper 125         119  141                          NMC 294919
Jasper 126         119  142                          NMC 294920
Jasper 127F        119  144                          NMC 294922
Jasper 128         119  145                          NMC 294923
Jasper 129         119  146                          NMC 294924
Jasper 130         119  147                          NMC 294925
Jasper 131         119  148                          NMC 294926
Jasper 132         119  149                          NMC 294927
Jasper 133         119  150                          NMC 294928
Jasper 134         119  151                          NMC 294929
Jasper 135         119  152                          NMC 294930
Jasper 136         119  153                          NMC 294931
Jasper 137         119  154                          NMC 294932
Jasper 138         119  155                          NMC 294933
Jasper 139         119  156                          NMC 294934
Jasper 140         119  157                          NMC 294935
Jasper 141         119  158                          NMC 294936
Jasper 142         119  159                          NMC 294937
Jasper 143         119  160                          NMC 294938
Jasper 144         119  161                          NMC 294939
Jasper 145         119  162                          NMC 294940
Jasper 146         119  163                          NMC 294941
Jasper 147         119  164                          NMC 294942

                  RECORDING        AMENDMENT
CLAIM NAME       BOOK    PAGE     BOOK     PAGE     BLM NMC NO.
- ----------       ----    ----     ----     ----     -----------
Jasper 148       119     165                        NMC 294943
Jasper 149       119     166                        NMC 294944
Jasper 150       119     167                        NMC 294945
Jasper 151       119     168                        NMC 294946
Jasper 152       119     169                        NMC 294947
Jasper 153       119     170                        NMC 294948
Jasper 154       119     171                        NMC 294949
Jasper 155       119     172                        NMC 294950
Jasper 156       119     173                        NMC 294951
Jasper 158       119     175                        NMC 294953
Jasper 160       119     177                        NMC 294955
Jasper 162       119     179                        NMC 294957
Jasper 163       119     180                        NMC 294958
Jasper 164       119     181                        NMC 294959
Jasper 166       119     183                        NMC 294961
Jasper 170       119     187                        NMC 294965
Jasper 172       119     189                        NMC 294967
Jasper 200       119     206                        NMC 294984
Jasper 201       119     207                        NMC 294985
Jasper 202       119     208                        NMC 294986
Jasper 203       119     209                        NMC 294987
Jasper 204       119     210                        NMC 294988
Jasper 205       119     211                        NMC 294989
Jasper 206       119     212                        NMC 294990
Jasper 211       119     217                        NMC 294995
Jasper 212       119     218                        NMC 294996
Jasper 213       119     219                        NMC 294997
Jasper 214       119     220                        NMC 294998
Jasper 215       119     221                        NMC 294999
Jasper 216       119     222                        NMC 295000
Jasper 217       119     223                        NMC 295001
Jasper 218       119     224                        NMC 295002
Jasper 219       119     225                        NMC 295003
Jasper 220       119     226                        NMC 295004

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
Jasper 221     119      227                        NMC 295005
Jasper 222     119      228                        NMC 295006
Jasper 223     119      229                        NMC 295007
Jasper 224     119      230                        NMC 295008
Jasper 225     119      231                        NMC 295009
Jasper 226     119      232                        NMC 295010
Jasper 227     119      233                        NMC 295011
Jasper 228     119      234                        NMC 295012
Jasper 229     119      235                        NMC 295013
Jasper 230     119      236                        NMC 295014
Jasper 231     119      237                        NMC 295015
Jasper 232     119      238                        NMC 295016
Jasper 233     119      239                        NMC 295017
Jasper 234     120      005                        NMC 296352
Jasper 235     120      006                        NMC 296353
Jasper 236     120      007                        NMC 296354
Jasper 237     120      008                        NMC 296355
Jasper 238     120      009                        NMC 296356
Jasper 239     120      010                        NMC 296357
Jasper 240     120      011                        NMC 296358
Jasper 241     120      012                        NMC 296359
Jasper 242     120      013                        NMC 296360
Jasper 243     120      014                        NMC 296361
Jasper 244     120      015                        NMC 296362
Jasper 245     120      016                        NMC 296363
Jasper 246     120      017                        NMC 296364
Jasper 247     120      018                        NMC 296365
Jasper 248     120      019                        NMC 296366
Jasper 249     120      020                        NMC 296367
Jasper 250     120      021                        NMC 296368
Jasper 251     120      022                        NMC 296369
Jasper 252     120      023                        NMC 296370
Jasper 253     120      024                        NMC 296371
Jasper 254     120      025                        NMC 296372
Jasper 255     120      026                        NMC 296373
Jasper 256     120      027                        NMC 296374
Jasper 257     120      028                        NMC 296375
Jasper 258     120      029                        NMC 296376
Jasper 259     120      030                        NMC 296377

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
Jasper 260     120      031                        NMC 296378
Jasper 261     120      032                        NMC 296379
Jasper 262     120      033                        NMC 296380
Jasper 263     120      034                        NMC 296381
Jasper 264     120      035                        NMC 296382
Jasper 265     120      036                        NMC 296383
Jasper 266     120      037                        NMC 296384
Jasper 267     120      038                        NMC 296385
Jasper 268     120      039                        NMC 296386
Jasper 269     120      040                        NMC 296387
Jasper 270     120      041      141      587      NMC 296388
Jasper 271     120      042      135      052      NMC 296389
  Jasper 271 (2nd amendment)     143      162
Jasper 272     120      043      135      054      NMC 296390
  Jasper 272 (2nd amendment)     143      164
Jasper 273     120      044      135      056      NMC 296391
Jasper 274     120      045      135      058      MC 296392
  Jasper 274 (2nd amendment)     143      166
Jasper 275     120      046      135      060      NMC 296393
Jasper 276     120      047      135      062      NMC 296394
  Jasper 276 (2nd amendment)     143      168
Jasper 277     120      048      135      064      NMC 296395
Jasper 278     120      049      135      066      NMC 296396
  Jasper 278 (2nd amendment)     143      170
Jasper 279     120      050      135      068      NMC 296397
Jasper 280     120      051      135      070      NMC 296398
  Jasper 280 (2nd amendment)     143      172
Jasper 281     120      052                        NMC 296399
Jasper 281A    125      126      135      072      NMC 314798
Jasper 282     120      053                        NMC 296400
Jasper 282A    125      127      135      074      NMC 314799
Jasper 283     120      054      135      076      NMC 296401
Jasper 283A    135      078                        NMC 339282
Jasper 284     120      055      141      588      NMC 296402
Jasper 285     120      056      135      080      NMC 296403
Jasper 286     120      057      141      589      NMC 296404
Jasper 287     120      058      135      082      NMC 296405
Jasper 288     120      059                        NMC 296406
Jasper 289     120      060      135      084      NMC 296407
                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
Jasper 289A    135      086                        NMC 339283
Jasper 290     120      061                        NMC 296408
Jasper 291     120      062                        NMC 296409
Jasper 292     120      063                        NMC 296410
Jasper 293     120      064                        NMC 296411
Jasper 294     120      065                        NMC 296412
Jasper 295     120      066                        NMC 296413
Jasper 296     120      067                        NMC 296414
Jasper 297     120      068                        NMC 296415
Jasper 298     120      069                        NMC 296416
Jasper 299     120      070                        NMC 296417
Jasper 300     120      071                        NMC 296418
Jasper 301     120      072                        NMC 296419
Jasper 302     120      073                        NMC 296420
Jasper 303     120      074                        NMC 296421
Jasper 304     120      075                        NMC 296422
Jasper 305     120      076                        NMC 296423
Jasper 306     120      077                        NMC 296424
Jasper 307     120      078                        NMC 296425
Jasper 308     120      079                        NMC 296426
Jasper 309     120      080                        NMC 296427
Jasper 310     120      081      143      174      NMC 296428
Jasper 311     120      082                        NMC 296429
Jasper 312     120      083      135      088      NMC 296430
  Jasper 312 (2nd amendment)     143      176
Jasper 313     120      084      135      090      NMC 296431
Jasper 314     120      085      135      092      NMC 296432
Jasper 314A    135      094      143      178      NMC 339284
Jasper 315     120      086      135      096      NMC 296433
Jasper 316     120      087      135      098      NMC 296434
Jasper 316A    125      128      135      100      NMC 314800
Jasper 317     120      088      135      102      NMC 296435
Jasper 318     120      089      135      104      NMC 296436
Jasper 319     120      090      135      106      NMC 296437
Jasper 320     120      091      135      108      NMC 296438
Jasper 322     120      092      135      110      NMC 296439
Jasper 323     120      093      135      112      NMC 296440
Jasper 323A    135      114                        NMC 339285
Jasper 324     120      094                        NMC 296441

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
Jasper 325     120      095                        NMC 296442
Jasper 326     120      096                        NMC 296443
Jasper 327     120      097                        NMC 296444
Jasper 328     120      098                        NMC 296445
Jasper 329     120      099                        NMC 296446
Jasper 330     120      100                        NMC 296447
Jasper 331     120      101                        NMC 296448
Jasper 332     120      102                        NMC 296449
Jasper 333     120      103                        NMC 296450
Jasper 334     120      104                        NMC 296451
Jasper 335     120      105                        NMC 296452
Jasper 336     120      106                        NMC 296453
Jasper 337     120      107                        NMC 296454
Jasper 338     120      108                        NMC 296455
Jasper 339     120      109                        NMC 296456
Jasper 340     120      110                        NMC 296457
Jasper 341     120      111                        NMC 296458
Jasper 342     120      112                        NMC 296459
Jasper 343     120      113                        NMC 296460
Jasper 344     120      114                        NMC 296461
Jasper 345     120      115                        NMC 296462
Jasper 346     120      116                        NMC 296463
Jasper 347     120      117                        NMC 296464
Jasper 348     120      118                        NMC 296465
Jasper 349     120      119                        NMC 296466
Jasper 350     120      120                        NMC 296467
Jasper 351     120      121     141     590        NMC 296468
Jasper 352     120      122     143     179        NMC 296469
Jasper 353     120      123     143     181        NMC 296470
Jasper 354     120      124                        NMC 296471
Jasper 355     120      125                        NMC 296472
Jasper 356     120      126                        NMC 296473
Jasper 357     120      127                        NMC 296474
Jasper 358     120      128     135     116        NMC 296475
Jasper 358 (2nd amendment)      141     591
Jasper 359     120      129     141     593        NMC 296476
Jasper 360     120      130     135     118        NMC 296477
Jasper 362     120      132     135     120        NMC 296479
Jasper 364     120      134     135     122        NMC 296481

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
Jasper 364A    125      129      135      124      NMC 314801
Jasper 370     120      140                        NMC 296487
Jasper 372     120      142                        NMC 296489
Jasper 374     120      144                        NMC 296491
Jasper 376     120      146                        NMC 296493
Jasper 378     120      148                        NMC 296495
Jasper 380     120      150                        NMC 296497
Jasper 382     120      152                        NMC 296499
Jasper 384     120      154                        NMC 296501
Jasper 386     120      156                        NMC 296503
Jasper 388     120      158                        NMC 296505
Jasper 390     120      160                        NMC 296507
Jasper 392     120      162                        NMC 296509
Jasper 393     120      163                        NMC 296510
Jasper 394     120      164                        NMC 296511
Jasper 395     120      165                        NMC 296512
Jasper 396     120      166                        NMC 296513
Jasper 397     120      167                        NMC 296514
Jasper 398     120      168                        NMC 296515
Jasper 440     125      130                        NMC 314802
Jasper 440A    120      210                        NMC 296557
Jasper 442     120      212                        NMC 296559
Jasper 444     120      214                        NMC 296561
Jasper 446     120      216                        NMC 296563
Jasper 448     120      218                        NMC 296565
Jasper 450     120      220                        NMC 296567
Jasper 452     120      222                        NMC 296569
Jasper 454     120      224                        NMC 296571
Jasper 456     120      226                        NMC 296573
Jasper 458     120      228                        NMC 296575
Jasper 460     120      230                        NMC 296577
Jasper 462     120      232                        NMC 296579
Jasper 464     120      234                        NMC 296581
Jasper 466     120      236                        NMC 296583
Jasper 468     120      238                        NMC 296585
Jasper 470     120      240                        NMC 296587
Jasper 472     120      242                        NMC 295589
Jasper 670     120      311                        NMC 296658
Jasper 671     120      312                        NMC 296659

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
Jasper 672     120      313                        NMC 296660
Jasper 673     120      314                        NMC 296661
Jasper 674     120      315                        NMC 296662
Jasper 675     120      316                        NMC 296663
Jasper 676     120      317                        NMC 296664
Jasper 677     120      318                        NMC 296665
Jasper 678     120      319                        NMC 296666
Jasper 679     120      320                        NMC 296667
Jasper 680     120      321                        NMC 296668
Jasper 681     120      322                        NMC 296669
Jasper 682     120      323                        NMC 296670
Jasper 683     120      324                        NMC 296671
Jasper 684     120      325                        NMC 296672
Jasper 685     120      326                        NMC 296673
Jasper 686     120      327                        NMC 296674
Jasper 687     120      328                        NMC 296675
Jasper 688     120      329                        NMC 296676
Jasper 689     120      330                        NMC 296677
Jasper 690     120      331                        NMC 296678
Jasper 691     120      332                        NMC 296679
Jasper 692     120      333                        NMC 296680
Jasper 693     120      334                        NMC 296681
Jasper 694     120      335                        NMC 296682
Jasper 695     120      336                        NMC 296683
Jasper 696     120      337                        NMC 296684
Jasper 697     120      338                        NMC 296685
Jasper 698     120      339                        NMC 296686
Jasper 699     120      340                        NMC 296687
Jasper 700     120      341                        NMC 296688
Jasper 701     120      342                        NMC 296689
Jasper 702     120      343                        NMC 296690
Jasper 703     120      344                        NMC 296691
Jasper 704     120      345                        NMC 296692
Jasper 705     120      346                        NMC 296693
Jasper 706     120      347                        NMC 296694
Jasper 707     120      348                        NMC 296695
Jasper 708     125      262                        NMC 314934
Jasper 709     120      349                        NMC 296696
Jasper 710     125      263                        NMC 314935


              RECORDING       AMENDMENT
CLAIM NAME    BOOK PAGE       BOOK PAGE     BLM NMC NO.
- ----------    ---- ----       ---- ----     -----------
Jasper 711    120  350                      NMC 296697
Jasper 712    125  264                      NMC 314936
Jasper 713    120  351                      NMC 296698
Jasper 714    125  265                      NMC 314937
Jasper 715    125  266                      NMC 314938
Jasper 716    125  267                      NMC 314939
Jasper 717    125  268                      NMC 314940
Jasper 718    125  269                      NMC 314941
Jasper 719    125  270                      NMC 314942
Jasper 720    125  271                      NMC 314943
Jasper 721    125  272                      NMC 314944
Jasper 722    125  273                      NMC 314945
Jasper 723    125  274                      NMC 314946
Jasper 724    125  275                      NMC 314947
Jasper 725    125  276                      NMC 314948
Jasper 726    125  277                      NMC 314949
Jasper 727    125  278                      NMC 314950
Jasper 728    125  279                      NMC 319951
Jasper 729    125  280                      NMC 319952
Jasper 730    125  281                      NMC 314953
Jasper 731    125  282                      NMC 314954
Jasper 732    125  283                      NMC 314955
Jasper 732A   209  484                      NMC 593926
Jasper 733A   125  284                      NMC 314956
Jasper 734    125  285                      NMC 314957
Jasper 735A   125  286                      NMC 314958
Jasper 736    125  287                      NMC 314959
Jasper 737A   125  288                      NMC 314960
Jasper 738    125  289                      NMC 314961
Jasper 739A   125  290                      NMC 314962
Jasper 748    125  299                      NMC 314971
Jasper 749    125  300                      NMC 314972
Jasper 750    125  301                      NMC 314973
Jasper 751    125  302                      NMC 314974
Jasper 752    125  303                      NMC 314975
Jasper 753    125  304                      NMC 314976
Jasper 754    125  305                      NMC 314977
Jasper 755    125  306                      NMC 314978
Jasper 756    125  307                      NMC 314979


               RECORDING      AMENDMENT
CLAIM NAME     BOOK PAGE      BOOK PAGE      BLM NMC NO.
- ----------     ---- ----      ---- ----      -----------
Jasper 757     125  308                      NMC 314980
Jasper 758     125  309                      NMC 314981
Jasper 759     125  310                      NMC 314982
Jasper 760     125  311                      NMC 314983
Jasper 761     125  312                      NMC 314984
Jasper 762     125  313                      NMC 314985
Jasper 763     125  314                      NMC 314986
Jasper 764     125  315                      NMC 314987
Jasper 765     125  316                      NMC 314988
Jasper 766     125  317                      NMC 314989
Jasper 767     125  318                      NMC 314990
Jasper 768     125  319                      NMC 314991
Jasper 769     125  320                      NMC 314992
Jasper 770     125  321                      NMC 314993
Jasper 771     125  322                      NMC 314994
Jasper 773     125  323                      NMC 314995
Jasper 774     125  324                      NMC 314996
Jasper 775     125  325                      NMC 314997
Jasper 782     125  326                      NMC 314998
Jasper 783     125  327                      NMC 314999
Jasper 784     125  328                      NMC 315000
Jasper 785     125  329                      NMC 315001
Jasper 786     125  330                      NMC 315002
Jasper 787     125  331                      NMC 315003
Jasper 788     125  332                      NMC 315004
Jasper 789     125  333                      NMC 315005
Jasper 790     125  334                      NMC 315006
Jasper 791     125  335                      NMC 315007
Jasper 792     125  336                      NMC 315008
Jasper 793     125  337                      NMC 315009
Jasper 795     125  338                      NMC 315010
Jasper 796     125  339                      NMC 315011
Jasper 797     125  340                      NMC 315012
Jasper 799     125  352                      NMC 296699
Jasper 800     120  353                      NMC 296700
Jasper 801     120  354                      NMC 296701
Jasper 802     120  355                      NMC 296702
Jasper 803     125  341                      NMC 315013
Jasper 804     125  342                      NMC 315014


               RECORDING    AMENDMENT
CLAIM NAME     BOOK PAGE    BOOK PAGE     BLM NMC NO.
- ----------     ---- ----    ---- ----     -----------
Jasper 805     125  343     143  183      NMC 315015
JASPER 806     125  344                   NMC 315016
Jasper 807     125  345                   NMC 315017
Jasper 808     125  346     143  185      NMC 315018
Jasper 809     125  347                   NMC 315019
Jasper 810     125  348     143  187      NMC 315020
Jasper 811     125  349     143  189      NMC 315021
Jasper 812     125  350     143  191      NMC 315022
Jasper 813     125  351                   NMC 315023
Jasper 814     125  352                   NMC 315024
Jasper 815     125  353                   NMC 315025
Jasper 816     125  354                   NMC 315026
Jasper 817     125  355                   NMC 315027
Jasper 819     125  357                   NMC 315029
Jasper 821     125  359                   NMC 315031
Jasper 823     125  361                   NMC 315033
Jasper 861     125  399                   NMC 315071
Jasper 863     125  401                   NMC 315073
Jasper 978     126  098                   NMC 315795
Jasper 979     126  099                   NMC 315796
Jasper 980     126  100                   NMC 315797
Jasper 981     126  101                   NMC 315798
Jasper 982     126  102                   NMC 315799
Jasper 983     126  103                   NMC 315800
Jasper 984     126  104                   NMC 315801
Jasper 985     126  105                   NMC 315802
Jasper 986     126  106                   NMC 315803
Jasper 987     126  107                   NMC 315804
Jasper 988     126  108                   NMC 315805
Jasper 989     126  109                   NMC 315806
Jasper 990     126  110                   NMC 315807
Jasper 991     126  111                   NMC 315808
Jasper 992     126  112                   NMC 315809
Jasper 993     126  113                   NMC 315810
Jasper 994     126  114                   NMC 315811
Jasper 995     126  115                   NMC 315812
Jasper 996     126  116                   NMC 315813
Jasper 997     126  117                   NMC 315814
Jasper 998     126  118                   NMC 315815


                RECORDING       AMENDMENT
CLAIM NAME      BOOK PAGE       BOOK PAGE     BLM NMC NO.
- ----------      ---- ----       ---- ----     -----------
Jasper 999      126  119                      NMC 315816
Jasper 1000     126  120                      NMC 315817
Jasper 1001     126  121                      NMC 315818
Jasper 1002     126  122                      NMC 315819
Jasper 1003     126  123                      NMC 315820
Jasper 1004     126  124                      NMC 315821
Jasper 1005     126  125                      NMC 315822
Jasper 1006     126  126                      NMC 315823
Jasper 1007     126  127                      NMC 315824
Jasper 1008     126  128                      NMC 315825
Jasper 1009     126  129                      NMC 315826
Jasper 1010     126  130                      NMC 315827
Jasper 1011     126  131                      NMC 315828
Jasper 1012     126  132                      NMC 315829
Jasper 1013     126  133                      NMC 315830
Jasper 1014     126  134                      NMC 315831
Jasper 1015     126  135                      NMC 315832
Jasper 1016     126  136                      NMC 315833
Jasper 1017     126  137                      NMC 315834
Jasper 1018     126  138                      NMC 315835
Jasper 1019     126  139                      NMC 315836
Jasper 1020     126  140                      NMC 315837
Jasper 1021     126  141                      NMC 315838
Jasper 1022     126  142                      NMC 315839
Jasper 1023     126  143                      NMC 315840
Jasper 1024     126  144                      NMC 315841
Jasper 1025     126  145                      NMC 315842
Jasper 1026     126  146                      NMC 315843
Jasper 1027     126  147                      NMC 315844
Jasper 1028     126  148                      NMC 315845
Jasper 1029     126  149                      NMC 315846
Jasper 1030     126  150                      NMC 315847
Jasper 1031     126  151                      NMC 315848
Jasper 1032     126  152                      NMC 315849
Jasper 1033     126  153                      NMC 315850
Jasper 1034     126  154                      NMC 315851
Jasper 1035     126  155                      NMC 315852
Jasper 1036     126  156                      NMC 315853
Jasper 1037     126  157                      NMC 315854


               RECORDING           AMENDMENT
CLAIM NAME     BOOK PAGE           BOOK PAGE     BLM NMC NO.
- ----------     ---- ----           ---- ----     -----------
Jasper 1038    126  158                          NMC 315855
Jasper 1039    126  159                          NMC 315856
Jasper 1040    126  160                          NMC 315857
Jasper 1041    126  161                          NMC 315858
Jasper 1042    126  162                          NMC 315859
Jasper 1043    126  163                          NMC 315860
Jasper 1044    126  164                          NMC 315861
Jasper 1045    126  165                          NMC 315862
Jasper 1046    126  166                          NMC 315863
Jasper 1047    126  167                          NMC 315864
Jasper 1048    126  168                          NMC 315865
Jasper 1049    126  169                          NMC 315866
Jasper 1050    126  170                          NMC 315867
Jasper 1051    126  171                          NMC 315868
Jasper 1052    126  172                          NMC 315869
Jasper 1053    126  173                          NMC 315870
Jasper 1054    126  174                          NMC 315871
Jasper 1055    126  175                          NMC 315872
Jasper 1056    126  176                          NMC 315873
Jasper 1067    126  187                          NMC 315884
Jasper 1068    126  188                          NMC 315885
Jasper 1069    126  189                          NMC 315886
Jasper 1070    126  190                          NMC 315887
Jasper 1071    126  191                          NMC 315888
Jasper 1072    126  192                          NMC 315889
Jasper 1073    126  193                          NMC 315890
Jasper 1074    126  194                          NMC 315891
Jasper 1075    126  195                          NMC 315892
Jasper 1076    126  196                          NMC 315893
Jasper 1077    126  197                          NMC 315894
Jasper 1078    126  198                          NMC 315895
Jasper 1079    126  199                          NMC 315896
Jasper 1080    126  200                          NMC 315897
Jasper 1081    126  201                          NMC 315898
Jasper 1082    126  202                          NMC 315899
Jasper 1083    126  203                          NMC 315900
Jasper 1084    126  204                          NMC 315901
Jasper 1085    126  205                          NMC 315902
Jasper 1086    126  206                          NMC 315903


               RECORDING     AMENDMENT
CLAIM NAME     BOOK PAGE     BOOK PAGE      BLM NMC NO.
- ----------     ---- ----     ---- ----      -----------
Jasper 1087    126  207                     NMC 315904
Jasper 1088    126  208                     NMC 315905
Jasper 1089    126  209                     NMC 315906
Jasper 1090    126  210                     NMC 315907
Jasper 1091    126  211                     NMC 315908
Jasper 1092    126  212                     NMC 315909
Jasper 1095    126  213                     NMC 315910
Jasper 1096    126  214                     NMC 315911
Jasper 1097    126  215                     NMC 315912
Jasper 1098    126  216                     NMC 315913
Jasper 1099    126  217                     NMC 315914
Jasper 1100    126  218                     NMC 315915
Jasper 1463    127  354                     NMC 317837
Jasper 1464    127  355                     NMC 317838
Jasper 1465    127  356                     NMC 317839
Jasper 1466    127  357                     NMC 317840
Jasper 1467    127  358                     NMC 317841
Jasper 1468    127  359                     NMC 317842
Jasper 1487    127  360                     NMC 317843
Jasper 1488    127  361                     NMC 317844
Jasper 1489    127  362                     NMC 317845
Jasper 1490    127  363                     NMC 317846
Jasper 1491    127  364                     NMC 317847
Jasper 1492    127  365                     NMC 317848
Jasper 1493    127  366                     NMC 317849
Jasper 1494    127  367                     NMC 317850
Jasper 1495    127  368                     NMC 317851
Jasper 1496    127  369                     NMC 317852
Jasper 1497    127  370                     NMC 317853
Jasper 1498    127  371                     NMC 317854
Jasper 1499    127  372                     NMC 317855
Jasper 1500    127  373                     NMC 317856
Jasper 1501    127  374                     NMC 317857
Jasper 1502    127  375                     NMC 317858
Jasper 1503    127  376                     NMC 317859
Jasper 1504    127  377                     NMC 317860
Jasper 1505    127  378                     NMC 317861
Jasper 1506    127  379                     NMC 317862
Jasper 1507    127  380                     NMC 317863


               RECORDING     AMENDMENT
CLAIM NAME     BOOK PAGE     BOOK PAGE    BLM NMC NO.
- ----------     ---- ----     ---- ----    -----------
Jasper 1508    127  381                   NMC 317864
Jasper 1509    127  382                   NMC 317865
Jasper 1510    127  383                   NMC 317866
Jasper 1511    127  384                   NMC 317867
Jasper 1512    127  385                   NMC 317868
Jasper 1513    127  386                   NMC 317869
Jasper 1514    127  387                   NMC 317870
Jasper 1515    127  388                   NMC 317871
Jasper 1516    127  389                   NMC 317872
Jasper 1517    127  390                   NMC 317873
Jasper 1518    127  391                   NMC 317874
Jasper 1519    127  392                   NMC 317875
Jasper 1520    127  393                   NMC 317876
Jasper 1521    127  394                   NMC 317877
Jasper 1522    127  395                   NMC 317878
Jasper 1523    127  396                   NMC 317879
Jasper 1524    127  397                   NMC 317880
Jasper 1525    127  398                   NMC 317881
Jasper 1544    127  399                   NMC 317882
Jasper 1545    127  400                   NMC 317883
Jasper 1546    127  401                   NMC 317884
Jasper 1547    127  402                   NMC 317885
Jasper 1548    127  403                   NMC 317886
Jasper 1549    127  404                   NMC 317887
Jasper 1550    127  405                   NMC 317888
Jasper 1551    127  406                   NMC 317889
Jasper 1552    127  407                   NMC 317890
Jasper 1553    127  408                   NMC 317891
Jasper 1639    135  037      143  193     NMC 339286
Jasper 1640    135  038      143  195     NMC 339287
Jasper 1641    135  039                   NMC 339288
Jasper 1642    135  040      143  197     NMC 339289
Jasper 1643    135  041                   NMC 339290
Jasper 1644    135  042                   NMC 339291
Jasper 1645    135  043                   NMC 339292
Jasper 1646    135  044                   NMC 339293
Jasper 1647    135  045                   NMC 339294
Jasper 1648    135  046                   NMC 339295
Jasper 1649    135  047                   NMC 339296

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
Jasper 1650    135      048                        NMC 339297
Jasper 1651    135      049                        NMC 339298
Jasper 1652    135      050                        NMC 339299
Jasper 1653    135      051                        NMC 339300
Jasper 1658    156      536                        NMC 410407
Jasper 1659    156      537                        NMC 410408
Jasper 1660    156      538                        NMC 410409
Jasper 1661    156      539                        NMC 410410
Jasper 1662    156      540                        NMC 410411
Jasper 1663    156      541                        NMC 410412
Jasper 1664    156      542                        NMC 410413
Jasper 1665    156      543                        NMC 410414
Jasper 1666    156      544                        NMC 410415
Jasper 1667    156      545                        NMC 410416
Jasper 1668    156      546                        NMC 410417
Jasper 1669    156      547                        NMC 410418
Jasper 1670    156      548                        NMC 410419
Jasper 1671    156      549                        NMC 410420

B. The following unpatented lode mining claims located Sections 27, 28, and 33, Township 22 North, Range 49 East, M.D.M., Eureka County, Nevada:

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
Tail 1         255      215                        NMC 684348
Tail 2         255      216                        NMC 684349
Tail 3         255      217                        NMC 684350
Tail 4         255      218                        NMC 684351
Tail 5         255      219                        NMC 684352
Tail 6         255      220                        NMC 684353
Tail 7         255      221                        NMC 684354
Tail 8         255      222                        NMC 684355
Tail 9         255      223                        NMC 684356
Tail 10        255      224                        NMC 684357
Tail 11        255      225                        NMC 684358

C. The following unpatented mining claims located in Sections 12, 22, 23, 26, 27, and 35 in Township 22 North, Range 49 East, M.D.M., Eureka County, Nevada:

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
WAH 1          118      457                        NMC 293546
WAH 2          118      458                        NMC 293547
WAH 3          118      459                        NMC 293548
WAH 4          118      460                        NMC 293549
WAH 10         118      468                        NMC 293557
WAH 11         118      470                        NMC 293559
WAH 12         118      471                        NMC 293560
WAH 13         118      472                        NMC 293561
WAH 18         118      477                        NMC 293566
WAH 19         118      478                        NMC 293567
WAH 20         118      479       128      295     NMC 293568
WAH 21         118      480       128      296     NMC 293569
WAH 22         118      481       128      297     NMC 293570
WAH 23         118      482       128      298     NMC 293571
WAH 24         118      483       128      299     NMC 293572
WAH 25         118      484       128      300     NMC 293573
WAH 26         118      485       128      301     NMC 293574
WAH 27         118      486       128      302     NMC 293575
WAH 28         118      487       128      303     NMC 293576
WAH 30         118      489       128      305     NMC 293578
WAH 32         118      491       128      307     NMC 293580
WAH 34         118      493       128      309     NMC 293582
WAH 36         118      495       128      311     NMC 293584
WAH 38         118      497       128      313     NMC 293586
WAH 40         118      499       128      315     NMC 293588
WAH 41         118      500       128      316     NMC 293589

D. The following unpatented lode mining claims located Sections 4-9, 16, 17, 20-22, and 28, Township 22 North, Range 49 East, Sections 25 and 36, Township 23 North, Range 48 East, M.D.M., and Sections 28-33, Township 23 North, Range 49 East, M.D.M., Eureka County, Nevada:

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
WS 1           265      130                        NMC 695324

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
WS 2           265      131                        NMC 695325
WS 3           265      132                        NMC 695326
WS 4           265      133                        NMC 695327
WS 5           265      134                        NMC 695328
WS 6           265      135                        NMC 695329
WS 7           265      136                        NMC 695330
WS 8           265      137                        NMC 695331
WS 9           265      138                        NMC 695332
WS 10          265      139                        NMC 695333
WS 11          265      140                        NMC 695334
WS 12          265      141                        NMC 695335
WS 13          265      142                        NMC 695336
WS 14          265      143                        NMC 695337
WS 15          265      144                        NMC 695338
WS 16          265      145                        NMC 695339
WS 17          265      146                        NMC 695340
WS 18          265      147                        NMC 695341
WS 19          265      148                        NMC 695342
WS 20          265      149                        NMC 695343
WS 21          265      150                        NMC 695344
WS 22          265      151                        NMC 695345
WS 23          265      152                        NMC 695346
WS 24          265      153                        NMC 695347
WS 25          265      154                        NMC 695348
WS 26          265      155                        NMC 695349
WS 27          265      156                        NMC 695350
WS 28          265      157                        NMC 695351
WS 29          265      158                        NMC 695352
WS 30          265      159                        NMC 695353
WS 31          265      160                        NMC 695354
WS 32          265      161                        NMC 695355
WS 33          265      162                        NMC 695356
WS 34          265      163                        NMC 695357
WS 35          265      164                        NMC 695358
WS 36          265      165                        NMC 695359
WS 37          265      166                        NMC 695360
WS 38          265      167                        NMC 695361
WS 39          265      168                        NMC 695362
WS 40          265      169                        NMC 695363

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
WS 41          265      170                        NMC 695364
WS 42          265      171                        NMC 695365
WS 43          265      172                        NMC 695366
WS 44          265      173                        NMC 695367
WS 45          265      174                        NMC 695368
WS 46          267      001                        NMC 697296
WS 47          265      175                        NMC 695369
WS 48          267      002                        NMC 697297
WS 49          265      176                        NMC 695370
WS 50          267      003                        NMC 697298
WS 51          265      177                        NMC 695371
WS 52          267      004                        NMC 697299
WS 53          265      178                        NMC 695372
WS 54          267      005                        NMC 697300
WS 55          265      179                        NMC 695373
WS 57          265      180                        NMC 695374
WS 59          265      181                        NMC 695375
WS 61          265      182                        NMC 695376
WS 63          265      183                        NMC 695377
WS 65          265      184                        NMC 695378
WS 67          265      185                        NMC 695379
WS 69          265      186                        NMC 695380
WS 71          265      187                        NMC 695381
WS 72          265      188                        NMC 695382
WS 73          265      189                        NMC 695383
WS 74          265      190                        NMC 695384
WS 75          265      191                        NMC 695385
WS 76          265      192                        NMC 695386
WS 77          265      193                        NMC 695387
WS 78          265      194                        NMC 695388
WS 79          265      195                        NMC 695389
WS 80          265      296                        NMC 695390
WS 81          265      197                        NMC 695391
WS 82          265      198                        NMC 695392
WS 83          265      199                        NMC 695393
WS 84          265      200                        NMC 695394
WS 85          265      201                        NMC 695395
WS 86          265      202                        NMC 695396
WS 87          265      203                        NMC 695397

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
WS 88          265      204                        NMC 695398
WS 89          265      205                        NMC 695399
WS 90          265      206                        NMC 695400
WS 91          265      207                        NMC 695401
WS 92          265      208                        NMC 695402
WS 93          265      209                        NMC 695403
WS 94          265      210                        NMC 695404
WS 95          265      211                        NMC 695405
WS 96          265      212                        NMC 695406
WS 97          265      213                        NMC 695407
WS 98          265      214                        NMC 695408
WS 99          265      215                        NMC 695409
WS 100         265      216                        NMC 695410
WS 101         265      217                        NMC 695411
WS 102         267      457                        NMC 697946
WS 103         267      458                        NMC 697947
WS 104         267      459                        NMC 697948
WS 105         267      460                        NMC 697949
WS 106         267      461                        NMC 697950
WS 107         267      462                        NMC 697951
WS 108         267      463                        NMC 697952
WS 109         267      464                        NMC 697953
WS 110         267      465                        NMC 697954
WS 111         267      466                        NMC 697955
WS 112         267      467                        NMC 697956
WS 113         468      468                        NMC 697957
WS 114         267      469                        NMC 697958
WS 115         267      470                        NMC 697959
WS 116         267      471                        NMC 697960
WS 117         267      472                        NMC 697961
WS 118         267      473                        NMC 697962
WS 119         267      474                        NMC 697963
WS 120         267      475                        NMC 697964
WS 121         267      476                        NMC 697965
WS 122         267      477                        NMC 697966
WS 123         267      478                        NMC 697967
WS 124         267      479                        NMC 697968
WS 125         267      480                        NMC 697969
WS 126         267      481                        NMC 697970

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------

WS 127         267      482                        NMC 697971
WS 128         267      483                        NMC 697972
WS 129         267      484                        NMC 697973
WS 130         267      485                        NMC 697974
WS 131         267      486                        NMC 697975
WS 132         267      487                        NMC 697976
WS 133         267      488                        NMC 697977
WS 134         267      489                        NMC 697978
WS 135         267      490                        NMC 697979
WS 136         267      491                        NMC 697980
WS 137         267      492                        NMC 697981
WS 138         267      493                        NMC 697982
WS 139         267      494                        NMC 697983
WS 140         267      495                        NMC 697984
WS 141         267      496                        NMC 697985
WS 142         267      497                        NMC 697986
WS 143         267      498                        NMC 697987
WS 144         267      499                        NMC 697988
WS 145         267      500                        NMC 697989
WS 146         267      501                        NMC 697990
WS 147         267      502                        NMC 697991
WS 148         267      503                        NMC 697992
WS 149         267      504                        NMC 697993
WS 150         267      505                        NMC 697994
WS 151         267      506                        NMC 697995
WS 152         267      507                        NMC 697996
WS 153         267      508                        NMC 697997
WS 154         267      509                        NMC 697998
WS 155         267      510                        NMC 697999
WS 156         267      511                        NMC 698000
WS 157         267      512                        NMC 698001
WS 158         267      513                        NMC 698002
WS 159         267      514                        NMC 698003
WS 160         267      515                        NMC 698004
WS 161         267      516                        NMC 698005
WS 162         267      517                        NMC 698006
WS 163         267      518                        NMC 698007
WS 164         267      519                        NMC 698008
WS 165         267      520                        NMC 698009

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
WS 166         267      521                        NMC 698010
WS 167         267      522                        NMC 698011
WS 168         267      523                        NMC 698012
WS 169         267      524                        NMC 698013
WS 170         267      525                        NMC 698014
WS 172         267      526                        NMC 698015
WS 174         267      527                        NMC 698016
WS 176         267      528                        NMC 698017
WS 178         267      529                        NMC 698018
WS 179         267      530                        NMC 698019
WS 180         267      531                        NMC 698020
WS 181         267      532                        NMC 698021
WS 182         267      533                        NMC 698022
WS 183         267      534                        NMC 698023
WS 184         267      535                        NMC 698024
WS 185         267      536                        NMC 698025
WS 186         267      537                        NMC 698026
WS 187         267      538                        NMC 698027
WS 188         267      539                        NMC 698028
WS 189         267      540                        NMC 698029
WS 190         267      541                        NMC 698030
WS 191         267      542                        NMC 698031
WS 192         267      543                        NMC 698032
WS 193         267      544                        NMC 698033
WS 194         267      545                        NMC 698034
WS 195         267      546                        NMC 698035
WS 196         267      547                        NMC 698036
WS 197         267      548                        NMC 698037
WS 198         267      549                        NMC 698038
WS 199         267      550                        NMC 698039
WS 200         267      551                        NMC 698040
WS 201         267      552                        NMC 698041
WS 202         267      553                        NMC 698042
WS 203         267      554                        NMC 698043
WS 204         268      215                        NMC 698526
WS 205         268      216                        NMC 698527
WS 206         268      217                        NMC 698528
WS 207         268      218                        NMC 698529
WS 208         268      219                        NMC 698530

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
WS 209         268      220                        NMC 698531
WS 210         268      221                        NMC 698532
WS 211         268      222                        NMC 698533
WS 212         268      223                        NMC 698534
WS 213         268      224                        NMC 698535
WS 214         268      225                        NMC 698536
WS 215         268      226                        NMC 698537
WS 216         268      227                        NMC 698538
WS 217         268      228                        NMC 698539
WS 218         268      229                        NMC 698540
WS 219         268      230                        NMC 698541
WS 220         268      231                        NMC 698542
WS 221         268      232                        NMC 698543
WS 222         268      233                        NMC 698544
WS 223         268      234                        NMC 698545
WS 224         268      235                        NMC 698546
WS 225         268      236                        NMC 698547
WS 226         268      237                        NMC 698548
WS 227         268      238                        NMC 698549
WS 228         268      239                        NMC 698550
WS 229         268      240                        NMC 698551
WS 230         268      241                        NMC 698552
WS 231         268      242                        NMC 698553
WS 232         268      243                        NMC 698554
WS 233         268      244                        NMC 698555
WS 234         268      245                        NMC 698556
WS 235         268      246                        NMC 698557
WS 236         268      247                        NMC 698558
WS 237         268      248                        NMC 698559
WS 238         268      249                        NMC 698560
WS 239         268      250                        NMC 698561
WS 240         268      251                        NMC 698562
WS 241         268      252                        NMC 698563
WS 242         268      253                        NMC 698564
WS 243         268      254                        NMC 698565
WS 244         268      255                        NMC 698566
WS 245         268      256                        NMC 698567
WS 246         268      257                        NMC 698568
WS 247         268      258                        NMC 698569

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
WS 248         268      259                        NMC 698570
WS 249         268      260                        NMC 698571
WS 250         268      261                        NMC 698572
WS 251         268      262                        NMC 698573
WS 252         268      263                        NMC 698574
WS 253         268      264                        NMC 698575
WS 254         268      265                        NMC 698576
WS 255         268      266                        NMC 698577
WS 256         268      267                        NMC 698578
WS 257         268      268                        NMC 698579
WS 258         268      269                        NMC 698580
WS 259         268      270                        NMC 698581
WS 260         268      271                        NMC 698582
WS 261         268      272                        NMC 698583
WS 262         268      273                        NMC 698584
WS 263         268      274                        NMC 698585
WS 264         268      275                        NMC 698586
WS 265         268      276                        NMC 698587
WS 266         268      277                        NMC 698588
WS 267         268      278                        NMC 698589
WS 268         268      279                        NMC 698590
WS 269         268      280                        NMC 698591
WS 270         269      054                        NMC 699527
WS 271         269      055                        NMC 699528
WS 272         269      056                        NMC 699529
WS 273         269      057                        NMC 699530
WS 274         269      058                        NMC 699531
WS 275         269      059                        NMC 699532
WS 276         269      060                        NMC 699533
WS 277         269      061                        NMC 699534
WS 278         269      062                        NMC 699535
WS 279         269      063                        NMC 699536
WS 280         269      064                        NMC 699537
WS 281         269      065                        NMC 699538
WS 282         269      066                        NMC 699539
WS 283         269      067                        NMC 699540
WS 284         269      068                        NMC 699541
WS 285         269      069                        NMC 699542
WS 286         269      070                        NMC 699543

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
WS 287         269      071                        NMC 699544

                         PART 4.     ACQUIRED CLAIMS:
                         ---------   ---------------

The following unpatented lode mining claims, subject to the Special Warranty Deed and Assignment dated May 17, 1991, by and between NERCO Exploration Company, an Alaska corporation, Grantor, and Atlas Corporation, a Delaware corporation, Grantee, which is recorded in Book 222, Page 584 of the Official Records of Eureka County, Nevada:

A. Unpatented lode mining claims, located in Sections 7 and 18, Township 22 North, Range 50 East, M.D.M., and in Sections 12 and 13, Township 22 North, Range 49 East, M.D.M., Eureka County, Nevada:

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------

COTTON  1      118      327                        NMC 291906
COTTON  2      118      328                        NMC 291907
COTTON  3      118      329                        NMC 291908
COTTON  4      118      330                        NMC 291909
COTTON  5      118      331                        NMC 291910
COTTON  6      118      332                        NMC 291911
COTTON  7      118      333                        NMC 291912
COTTON  8      118      334                        NMC 291913
COTTON  9      118      335                        NMC 291914
COTTON 10      118      336                        NMC 291915
COTTON 11      118      337                        NMC 291916
COTTON 12      118      338                        NMC 291917
COTTON 13      118      339                        NMC 291918
COTTON 14      118      340                        NMC 291919
COTTON 15      118      341                        NMC 291920
COTTON 16      118      342                        NMC 291921
COTTON 17      118      343                        NMC 291922
COTTON 18      118      344                        NMC 291923
COTTON 19      118      345                        NMC 291924
COTTON 20      118      346                        NMC 291925
COTTON 21      118      347                        NMC 291926
COTTON 22      118      348                        NMC 291927

B. Unpatented lode mining claims located in Sections 5-9, 14-17, 21-23, and 27, Township 22 North, Range 50 East, M.D.M., Eureka County, Nevada:

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
JAM #1         117      090                        NMC 288528
JAM #2         117      091                        NMC 288529
JAM #3         117      092                        NMC 288530
JAM #4         117      093                        NMC 288531
JAM #5         117      094                        NMC 288532
JAM #6         117      095                        NMC 288533
JAM #7         117      096                        NMC 288534
JAM #8         117      097                        NMC 288535
JAM #9         117      098                        NMC 288536
JAM #10        117      099                        NMC 288537
JAM #11        117      100                        NMC 288538
JAM #12        117      101                        NMC 288539
JAM #13        117      102                        NMC 288540
JAM #14        117      103                        NMC 288541
JAM #15        117      104                        NMC 288542
JAM #16        117      105                        NMC 288543
JAM #17        117      106                        NMC 288544
JAM #18        117      107                        NMC 288545
JAM #19        117      108                        NMC 288546
JAM #20        117      109                        NMC 288547
JAM #21        117      110                        NMC 288548
JAM #22        117      111                        NMC 288549
JAM #23        117      112                        NMC 288550
JAM #24        117      113                        NMC 288551
JAM #25        117      114                        NMC 288552
JAM #26        117      115                        NMC 288553
JAM #27        117      116                        NMC 288554
JAM #28        117      117                        NMC 288555
JAM #29        117      118                        NMC 288556
JAM #30        117      119                        NMC 288557
JAM #31        117      120                        NMC 288558
JAM #32        117      121                        NMC 288559
JAM #33        117      122                        NMC 288560
JAM #34        117      123                        NMC 288561
JAM #35        117      124                        NMC 288562
JAM #36        117      125                        NMC 288563

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
JAM #37        117      126                        NMC 288564
JAM #38        117      127                        NMC 288565
JAM #39        117      128                        NMC 288566
JAM #40        117      129                        NMC 288567
JAM #41        117      130                        NMC 288568
JAM #42        117      131                        NMC 288569
JAM #43        117      132                        NMC 288570
JAM #44        117      133                        NMC 288571
JAM #45        117      134                        NMC 288572
JAM #46        117      135                        NMC 288573
JAM #47        117      136                        NMC 288574
JAM #48        117      137                        NMC 288575
JAM #49        117      138                        NMC 288576
JAM #50        117      139                        NMC 288577
JAM #51        117      140                        NMC 288578
JAM #52        117      141                        NMC 288579
JAM #53        117      142                        NMC 288580
JAM #54        117      143                        NMC 288581
JAM #55        117      144                        NMC 288582
JAM #56        117      145                        NMC 288583
JAM #57        117      146                        NMC 288584
JAM #58        117      147                        NMC 288585
JAM #59        117      148                        NMC 288586
JAM #60        117      149                        NMC 288587
JAM #61        117      150                        NMC 288588
JAM #62        117      151                        NMC 288589
JAM #63        117      152                        NMC 288590
JAM #64        117      153                        NMC 288591
JAM #65        117      154                        NMC 288592
JAM #66        117      155                        NMC 288593
JAM #67        117      156                        NMC 288594
JAM #68        117      157                        NMC 288595
JAM #69        117      158                        NMC 288596
JAM #70        117      159                        NMC 288597
JAM #71        117      160                        NMC 288598
JAM #72        117      161                        NMC 288599
JAM #73        117      162                        NMC 288600
JAM #74        117      163                        NMC 288601
JAM #75        117      164                        NMC 288602

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
JAM #76        117      165                        NMC 288603
JAM #77        117      166                        NMC 288604
JAM #78        117      167                        NMC 288605
JAM #79        117      168                        NMC 288606
JAM #80        117      169                        NMC 288607
JAM #81        117      170                        NMC 288608
JAM #82        117      171                        NMC 288609
JAM #83        117      172                        NMC 288610
JAM #84        117      173                        NMC 288611
JAM #85        117      174                        NMC 288612
JAM #86        117      175                        NMC 288613
JAM #87        117      176                        NMC 288614
JAM #88        117      177                        NMC 288615
JAM #89        117      178                        NMC 288616
CRAM #1        124      304                        NMC 311504
CRAM #2        124      305                        NMC 311505
CRAM #3        124      306                        NMC 311506
CRAM #4        124      307                        NMC 311507
CRAM #5        124      308                        NMC 311508
CRAM #6        124      309                        NMC 311509
CRAM #7        124      310                        NMC 311510
CRAM #8        124      311                        NMC 311511
CRAM #9        124      312                        NMC 311512
CRAM #10       124      313                        NMC 311513
CRAM #11       124      314                        NMC 311514
CRAM #12       124      315                        NMC 311515
CRAM #13       124      316                        NMC 311516
CRAM #14       124      317                        NMC 311517
CRAM #15       124      318                        NMC 311518
CRAM #16       124      319                        NMC 311519
CRAM #17       124      320                        NMC 311520
CRAM #18       124      321                        NMC 311521
CRAM #19       124      322                        NMC 311522
CRAM #20       124      323                        NMC 311523
CRAM #21       124      324                        NMC 311524
CRAM #22       124      325                        NMC 311525
CRAM #23       124      326                        NMC 311526
CRAM #24       124      327                        NMC 311527
CRAM #25       124      328                        NMC 311528

                 RECORDING         AMENDMENT
CLAIM NAME     BOOK     PAGE     BOOK     PAGE     BLM NMC NO.
- ----------     ----     ----     ----     ----     -----------
CRAM #26       124      329                        NMC 311529
CRAM #27       124      330                        NMC 311530
CRAM #28       124      331                        NMC 311531
CRAM #29       124      332                        NMC 311532
CRAM #30       124      333                        NMC 311533
CRAM #31       124      334                        NMC 311534
CRAM #32       124      335                        NMC 311535
CRAM #33       124      336                        NMC 311536
CRAM #34       124      337                        NMC 311537
CRAM #35       124      338                        NMC 311538
CRAM #36       124      339                        NMC 311539
CRAM #37       124      340                        NMC 311540
CRAM #38       124      341                        NMC 311541
CRAM #39       124      342                        NMC 311542
CRAM #40       124      343                        NMC 311543
CRAM #43       124      346                        NMC 311546
CRAM #44       124      347                        NMC 311547
JELLY #1       124      290                        NMC 311548
JELLY #2       124      291                        NMC 311549
JELLY #3       124      292                        NMC 311550
JELLY #4       124      293                        NMC 311551
JELLY #5       124      294                        NMC 311552
JELLY #6       124      295                        NMC 311553
JELLY #7       124      296                        NMC 311554
JELLY #8       124      297                        NMC 311555
JELLY #9       124      298                        NMC 311556
JELLY #10      124      299                        NMC 311557
JELLY #11      124      300                        NMC 311558
JELLY #12      124      301                        NMC 311559
JELLY #13      124      302                        NMC 311560
JELLY #14      124      303                        NMC 311561
CRAM  A        214      458                        NMC 606265
CRAM  B        214      459                        NMC 606266

                                   EXHIBIT B
                                   ---------

                             ACCOUNTING PROCEDURE
                             --------------------

          The financial and accounting procedures to be followed by the Manager and the Participants under the Agreement are set forth below. References in this Accounting Procedure to Sections and Articles are to those located in this Accounting Procedure unless it is expressly stated that they are references to the Venture Agreement.

                                   ARTICLE I
                                   ---------
                              GENERAL PROVISIONS
                              -------------------

          1.1  General Accounting Records.  The Manager shall maintain detailed
               --------------------------
and comprehensive cost accounting records in accordance with this Accounting Procedure, including general ledgers, supporting and subsidiary journals, invoices, checks and other customary documentation, sufficient to provide a record of revenues and expenditures and periodic statements of financial position and the results of operations for managerial, tax, regulatory or other financial reporting purposes. Such records shall be retained for the duration of the period allowed the Participants for audit or the period necessary to comply with tax or other regulatory requirements. The records shall reflect all obligations, advances and credits of the Participants.

          1.2  Bank Accounts.  The Manager shall maintain one or more separate
               -------------
bank accounts for the payment of all expenses and the deposit of all cash receipts for the Venture.

          1.3  Statements and Billings.  The Manager shall prepare statements
               -----------------------
and bill the Participants as provided in Article X of the Agreement. Payment of any such billings by any Participant, including the Manager, shall not prejudice such Participant's right to protest or question the correctness thereof for a period not to exceed twenty-four (24) months following the calendar year during which such billings were received by the Participant. All written exceptions to and claims upon the Manager for incorrect charges, billings or statements shall be made upon the Manager within such twenty-four (24) month period. The time period permitted for adjustments hereunder shall not apply to adjustments resulting from periodic inventories as provided in Article V.

                                  ARTICLE II
                                  ----------
                           CHARGES TO JOINT ACCOUNT
                           -------------------------

    Subject to the limitations hereinafter set forth, the Manager shall charge the Joint Account with the following:

          2.1  Rentals, Royalties and Other Payments.  All property acquisition
               -------------------------------------
and holding costs, including filing fees, license fees, costs of permits and assessment work, delay rentals, production royalties, including any required advances, and all other payments made by the Manager which are necessary to acquire or maintain title to the Assets.

          2.2  Labor and Employee Benefits.
               ---------------------------
          (a) Salaries and wages of the Manager's employees directly engaged in Operations, including salaries or wages of employees who are temporarily assigned to and directly employed by same.

          (b) The Manager's cost of holiday, vacation, sickness and disability benefits, and other customary allowances applicable to the salaries and wages chargeable under Sections 2.2(a) and 2.12. Such costs may be charged on a "when and as paid basis" or by "percentage assessment" on the amount of salaries and wages. If percentage assessment is used, the rate shall be applied to wages or salaries excluding overtime and bonuses. Such rate shall be based on the Manager's cost experience and it shall be periodically adjusted if necessary at least annually to ensure that the total of such charges does not exceed the actual cost thereof to the Manager.

          (c) The Manager's actual cost of established plans for employees' group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus (except production or incentive bonus plans under a union contract based on actual rates of production, cost savings and other production factors, and similar non-union bonus plans customary in the industry or necessary to attract competent employees, which bonus payments shall be considered salaries and wages under Sections 2.2(a) or 2.12; rather than employees' benefit plans) and other benefit plans of a like nature applicable to salaries and wages chargeable under Sections 2.2(a) or 2.12, provided that the plans are limited to the extent feasible to those customary in the industry.

          (d) Cost of assessments imposed by governmental authority which are applicable to salaries and wages chargeable under Sections 2.2(a) and 2.12, including all penalties except those resulting from the willful misconduct or gross negligence of the Manager.

    2.3  Materials, Equipment and Supplies.  The cost of materials, equipment
         ---------------------------------
and supplies (herein called "Material") purchased from unaffiliated third parties or furnished by the Manager or any Participant as provided in Article
III. The Manager shall purchase or furnish only so much Material as may be required for immediate use in efficient and economical Operations. The Manager shall also maintain inventory levels of Material at reasonable levels to avoid unnecessary accumulation of surplus stock.

    2.4  Equipment and Facilities Furnished by Manager.  The cost of
         ---------------------------------------------
machinery, equipment and facilities owned by the Manager and used in Operations or used to provide support or utility services to Operations charged at rates commensurate with the actual costs of ownership and operation of such machinery, equipment and facilities. Such rates shall include costs of maintenance, repairs, other operating expenses, insurance, taxes, depreciation and interest at a rate not to exceed Prime Rate plus 2% per annum. Such rates shall not exceed the average commercial rates currently prevailing in the vicinity of the Operations.

    2.5  Transportation.  Reasonable transportation costs incurred in
         --------------
connection with the transportation of employees and material necessary for the Operations.

    2.6  Contract Services and Utilities.  The cost of contract services
         -------------------------------
and utilities procured from outside sources, other than services described in Sections 2.9 and 2.13. If contract services are performed by the Manager or an Affiliate thereof, the cost charged to the Joint Account shall not be greater than that for which comparable services and utilities are available in the open market within the vicinity of the Operations. The cost of professional consultant services procured from outside sources in excess of $25,000 shall not be charged to the Joint Account unless approved by the Management Committee.

    2.7  Insurance Premiums.  Net premiums paid for insurance required to
         ------------------
be carried for Operations for the protection of the Participants. When the Operations are conducted in an area where the Manager may self-insure for Workmen's Compensation and/or Employer's Liability under state law, the Manager may elect to include such risks in its self-insurance program and shall charge its costs of self-insuring such risks to the Joint Account provided that such charges shall not exceed published manual rates.

    2.8  Damages and Losses.  All costs in excess of insurance proceeds
         ------------------
necessary to repair or replace damage or losses to any Assets resulting from any cause other than the willful misconduct or gross negligence of the Manager. The Manager shall furnish the Management Committee with written notice of damages or losses as soon as practicable after a report thereof has been received by the Manager.

    2.9  Legal and Regulatory Expense.  Except as otherwise provided in
         ----------------------------
Section 2.13, all legal and regulatory costs and expenses incurred in or resulting from the Operations or necessary to protect or recover the Assets of the Venture. All attorneys' fees and other legal costs to handle, investigate and settle litigation or claims, including the cost of legal services provided by the Manager's legal staff, and amounts paid in settlement of such litigation or claims in excess of $25,000 shall not be charged to the Joint Account unless approved by the Management Committee (unless paid prior to the completion of GRANGES' Initial Contribution, in which case approval of the Management Committee shall not be required).

    2.10  Audit.  All costs and expenses of services procured from
          -----
outside accountants with respect to the establishment, maintenance and prosecution of the Venture. This provision shall not cover the costs and expense of accountant services provided by the Manager's Direct Employees, which costs and expenses shall be charged to the Joint Venture pursuant to Section 2.13.

    2.11  Taxes.  All taxes (except income taxes) of every kind and nature
          -----
assessed or levied upon or in connection with the Assets, the production of Products or Operations, which have been paid by the Manager for the benefit of the Participants. Each Participant is separately responsible for income taxes which are attributable to its respective Participating Interest.

    2.12  District and Camp Expense (Field Supervision and Camp Expenses).
          --------------------------------------------------------------
A pro rata portion of (i) the salaries and expenses of the Manager's superintendent and other employees serving Operations whose time is not allocated directly to such Operations, and (ii) the costs of maintaining and operating an office (herein called "the Manager's Project Office") and any necessary suboffice and (iii) all necessary camps, including housing facilities for employees, used for Operations. The expense of those facilities, less any revenue therefrom, shall include depreciation or a fair monthly rental in lieu of depreciation of the investment. The total of such charges for all properties served by the Manager's employees and facilities shall be apportioned to the Joint Account on the basis of a ratio, the numerator of which is the direct labor costs of the Operations and the denominator of which is the total direct labor costs incurred for all activities served by the Manager.

     2.13  Administrative Charge.
           ---------------------

          (a) Each month, the Manager shall charge the Joint Account a sum equal to three percent of Allowable Costs, up to $250,000 annually, which shall be a liquidated amount to reimburse the Manager for its home office overhead and general and administrative expenses to conduct the Operations with respect to the Properties (but not with respect to the Atlas Mill Complex), and which shall be in lieu of any management fee. The percentage of Allowable Costs specified above as chargeable by the Manager is intended to fairly compensate and reimburse the Manager for overhead and general administrative expenses incurred by it in conducting Operations and has been set at a level commensurate with the principal that the Manager shall neither make a profit nor suffer a loss as a result of its incurring of such expenses. In the event that any Participant demonstrates to the reasonable satisfaction of the Manager that the percentage of Allowable Costs chargeable by the Manager results in either a profit or a loss for the Manager, then such percentage shall be adjusted by the Manager by written notice to the Participants; provided, that no such adjustments shall be made prior to November 1, 1996 and not more than one adjustment shall be made within any twelve (12) month period.

          (b) The term "Allowable Costs" as used in this Section 2.13 shall mean all charges to the Joint Account excluding (i) the administrative charge referred to herein; (ii) depreciation, depletion or amortization of tangible or intangible assets; (iii) amounts charged in accordance with Sections 2.1, 2.9 and 2.10.

          (c) The monthly administration charge shall be equitably apportioned among all of the properties served during such monthly period on the basis of a ratio, the numerator of which is the direct labor costs charged to a particular property and the denominator of which is the total direct labor costs incurred for all properties served by the Manager.

          (d) The following is a representative list of items comprising the Manager's principal business office expenses that are expressly covered by the administrative charge provided in this Section 2.13:

          (1) Administrative supervision, which includes services rendered by managers, department supervisors, officers and directors of the Manager for Operations, except to the extent that such services represent a direct charge to the Joint Account, as provided for in Section 2.2;

          (2) Accounting, data processing, personnel administration, billing and record keeping in accordance with governmental regulations and the provisions of the Venture Agreement, and preparation of reports;

          (3) The services of tax counsel and tax administration employees for all tax matters, including any protests, except any outside professional fees which the Management Committee may approve as a direct charge to the Joint Account;

          (4) Routine legal services rendered by outside sources and the Manager's legal staff not otherwise charged to the Joint Account under Section 2.9; and

          (5) Rentals and other charges for office and records storage space, telephone service, office equipment and supplies.

          (e) Except for the management fee set forth above, it is the intent of the Manager and the Participants that none of them shall lose or profit by reason of their duties and responsibilities as Manager or Participant. The Participants shall meet and in good faith endeavor to agree upon changes to the level or nature of charges to the Joint Account deemed necessary to correct any unfairness or inequity.

          (f) The administrative charge set forth in this Section 2.13 shall not apply prior to completion of GRANGES' Initial Contribution. Prior to completion of GRANGES' Initial Contribution the administrative charge set forth in Section 1.13(c) shall apply.

     2.14  Other Expenditures.   Any reasonable direct expenditure, other
           ------------------
than expenditures which are covered by the foregoing provisions, incurred by the Manager for the necessary and proper conduct of Operations.

                                  ARTICLE III
                                  -----------
                      A BASIS OF CHARGES TO JOINT ACCOUNT
                      -----------------------------------

          3.1  Purchases.  Material purchased and services procured from third
               ---------
parties shall be charged to the Joint Account by the Manager at invoiced cost, including applicable transfer taxes, less all discounts taken. If any Material is determined to be defective or is returned to a vendor for any other reason, the Manager shall credit the Joint Account when an adjustment is received from the vendor.

          3.2  Material Furnished by or Transferred to the Manager or a
               --------------------------------------------------------
Participant.  Any Material furnished by the Manager or Participant from its
- -----------
stocks or transferred to the Manager or Participant shall be priced on the following basis:

          (a) New Material.  New Material transferred from the Manager or
              ------------
Participant shall be priced F.0.B. the nearest reputable supply store or railway receiving point, where like Material is available, at the current replacement cost of the same kind of Material, exclusive of any available cash discounts, at the time of the transfer (herein called, "New Price").


          (b)  Used Material.
               -------------
               (1) Used Material in sound and serviceable condition and suitable for reuse without reconditioning shall be priced as follows:

                     (A) Used Material transferred by the Manager or Participant shall be priced at seventy-five percent (75%) of the New Price;

                     (B) Used Material transferred to the Manager or Participant shall be priced (i) at seventy-five percent (75%) of the New Price if such Material was originally charged to the Joint Account as new Material, or
(ii) at sixty-five percent (65%) of the New Price if such Material was originally charged to the Joint Account as good used Material at seventy-five percent (75%) of the New Price.

          (2) Other used Material which, after reconditioning will be further serviceable for original function as good secondhand Material, or which is serviceable for original function but not substantially suitable for reconditioning shall be priced at fifty percent (50%) of New Price. The cost of any reconditioning shall be borne by the transferee.

          (3) All other Material, including junk, shall be priced at a value commensurate with its use or at prevailing prices. Material no longer suitable for its original purpose but usable for some other purpose shall be priced on a basis comparable with items normally used for such other purposes.

      (c) Obsolete Material.  Any Material which is serviceable and usable
          -----------------
for its original function, but its condition is not equivalent to that which would justify a price as provided above shall be priced by the Management Committee. Such price shall be set at a level which will result in a charge to the Joint Account equal to the value of the service to be rendered by such Material.


   3.3  Premium Prices.  Whenever Material is not readily obtainable at
        --------------
published or listed prices because of national emergencies, strikes or other unusual circumstances over which the Manager has no control, the Manager may charge the Joint Account for the required Material on the basis of the Manager's direct cost and expenses incurred in procuring such Material and making it suitable for use. The Manager shall give written notice of the proposed charge to the Participants prior to the time when such charge is to be billed, whereupon any Participant shall have the right, by notifying the Manager within ten (10) days of the delivery of the notice from the Manager, to furnish at the usual receiving point all or part of its share of Material suitable for use and acceptable to the Manager.

   3.4  Warranty of Material Furnished by the Manager or Participants.
        -------------------------------------------------------------
Neither the Manager nor any Participant warrants the Material furnished beyond any dealer's or manufacturer's warranty and no credits shall be made to the Joint Account for defective Material until adjustments are received by the Manager from the dealer, manufacturer or their respective agents.

                                  ARTICLE IV
                                  ----------
                             DISPOSAL OF MATERIAL
                             ---------------------

          4.1  Disposition Generally.  The Manager shall have no obligation to
               ---------------------
purchase a Participant's interest in Material. The Management Committee shall determine the disposition of major items of surplus Material, provided the Manager shall have the right to dispose of normal accumulations of junk and scrap Material either by sale or by transfer to the Participants as provided in
Section 4.2.

          4.2  Distribution to Participants.  Any Material to be distributed to
               ----------------------------
the Participants shall be made in proportion to their respective Participating Interests, and corresponding credits shall be made to the Joint Account on the basis provided in Section 3.2.

          4.3  Sales.  Sales of Material to third parties shall be credited to
               -----
the Joint Account at the net amount received. Any damages or claims by the Purchaser shall be charged back to the Joint Account if and when paid.

                                   ARTICLE V
                                   ---------
                                  INVENTORIES
                                 ------------

          5.1  Periodic Inventories, Notice and Representations.  At reasonable
               ------------------------------------------------
intervals, inventories shall be taken by the Manager, which shall include all such Material as is ordinarily considered controllable by operators of mining properties, and the expense of conducting such periodic inventories shall be charged to the Joint Account. The Manager shall give written notice to the Participants of its intent to take any inventory at least thirty (30) days before such inventory is scheduled to take place. A Participant shall be deemed to have accepted the results of any inventory taken by the Manager if the participant fails to be represented at such inventory.

          5.2  Reconciliation and Adjustment of Inventories.  Reconciliation of
               --------------------------------------------
inventory with charges to the Joint Account shall be made, and a list of overages and shortages shall be furnished to the Management Committee within six
(6) months after the inventory is taken. Inventory adjustments shall be made by the Manager to the Joint Account for overages and shortages, but the Manager shall be held accountable to the Venture only for shortages due to lack of reasonable diligence.

                                   EXHIBIT C
                                   ---------
                                  TAX MATTERS
                                  -----------


                                   ARTICLE 1
                                   ---------
                              TAX MATTERS PARTNER
                              --------------------

  (a)  Designation of Tax Matters Partner. Prior to the completion of its
       -----------------------------------
Initial Contribution, GRANGES shall serve as the tax matters partner (hereinafter "TMP") as defined in Section 6231(a)(7) of the Internal Revenue Code of 1986 ("the Code"). Thereafter, the Manager shall serve as TMP. In the event of any change in Manager, the Participant serving as manager at the end of a taxable year shall continue as TMP with respect to all matters concerning such year. The TMP and other Participants shall use their best efforts to comply with the responsibilities outlined in this Article I and in Sections 6221 through 6233 of the Code (including any Treasury regulations promulgated thereunder) and in doing so shall incur no liability to any other party.

  (b)  Notice.  The Participants shall furnish the TMP with such information
       ------
(including information specified in Section 6230(e) of the Code) as it may reasonably request to permit it to provide the Internal Revenue Service with sufficient information to allow proper notice to the Participants in accordance with Section 6223 of the Code. The TMP shall keep each Participant informed of all administrative and judicial proceedings for the adjustment at the partnership level of partnership items in accordance with Section 6223(g) of the Code.

  (c)  Inconsistent Treatment of Partnership Item.  If an administrative
       ------------------------------------------
proceeding contemplated under Section 6223 of the Code has begun, and the TMP so requests, the Participants shall notify the TMP of their treatment of any partnership item on their federal income tax return in a manner which is inconsistent with the treatment of that item on the partnership return.

  (d)  Extensions of Limitation Periods.  The TMP shall not enter into
       --------------------------------
any extension of the period of limitations as provided under Section 6229 of the Code without first giving reasonable advance notice to all other Participants of such intended action.

  (e)  Requests for Administrative Adjustments.  No Participant shall
       ---------------------------------------
file, pursuant to Section 6227 of the Code, a request for an administrative adjustment of partnership items for any partnership taxable year without first notifying all other Participants. If all other Participants agree with the requested adjustment, the TMP shall file the request for administrative adjustment on behalf of the partnership. If unanimous consent is not obtained within 30 days, or within the period required to timely file the request for administrative adjustment, if shorter, any Participant, including the TMP, may file a request for administrative adjustment on its own behalf.

  (f)  Judicial Proceedings.  Any Participant intending to file a petition
       --------------------
under Section 6226, 6228 or other sections of the Code with respect to any partnership item, or other tax matters involving the partnership, shall notify the other Participants of such intention and the nature of the contemplated proceeding. If the TMP is the Participant intending to file such petition, such notice shall be given within a reasonable time to allow the other Participants to participate in the choosing of the forum in which such petition will be filed. If the Participants do not agree on the appropriate forum, then the appropriate forum shall be decided by majority vote. Each Participant shall have a vote in accordance with its Participating Interest in the partnership. If a majority cannot agree, the TMP shall choose the forum. If any Participant intends to seek review of any court decision rendered as a result of a proceeding instituted under the preceding part of this Paragraph 1.6, such Participant shall notify the other Participants of such intended action.

  (g)  Settlements.  The TMP shall not bind any other Participant to a
       -----------
settlement agreement without first obtaining the written concurrence of any such Participant. Any other Participant who enters into a settlement agreement with respect to any partnership items, as defined by Section 6231(a)(3) of the Code, shall notify the other Participants of such settlement agreement and its terms within 90 days from the date of settlement.

  (h)  Fees and Expenses.  The TMP shall not engage legal counsel, certified
       -----------------
public accountants, or others without the prior written consent of a majority of the Participants. Any Participant may engage legal counsel, certified public accountants, or others in its own behalf and at its sole cost and expense. Any reasonable item of expense, including but not limited to fees and expenses for legal counsel, certified public accountants, and others which the TMP incurs in connection with any audit, assessment, litigation, or other proceeding regarding any partnership item, shall constitute proper charges to the Joint Account and shall be borne by the Participants as any other item which constitutes a direct charge to the Joint Account pursuant to the Agreement.

  (i)  Survival.  The provisions of this Article I, including but not
       --------
limited to the obligation to pay fees and expenses contained in Paragraph 1.8, shall survive the termination of the partnership or the termination of any Participant's interest in the partnership and shall remain binding on the Participants for a period of time necessary to resolve with the Internal Revenue Service or the Department of the Treasury any and all matters regarding the federal income taxation of the partnership for the applicable tax year(s).

                                   ARTICLE 2
                                   ---------
                         TAX ELECTIONS AND ALLOCATIONS
                         ------------------------------

  (a)  Tax Partnership Election.  It is understood and agreed that the
       ------------------------
Participants intend to create a partnership for United States federal and state income tax purposes, and, unless otherwise agreed to hereafter by all Participants, no Participant shall make an election to be, or have the arrangement evidenced hereby, excluded from the application of any provisions of Subchapter K of the Code, or any equivalent state income tax provision. It is understood and agreed that the Participants intend to create a partnership for federal and state and income tax purposes only. The Manager shall file with the appropriate office of the Internal Revenue Service a partnership income tax return covering the Operations. The Participants recognize that this Agreement may be subject to state income tax statutes. The Manager shall file with the appropriate offices of the state agencies any required partnership state income tax returns. Each Participant agrees to furnish to the Manager any information it may have relating to Operations as shall be required for proper preparation of such returns. The Manager shall furnish to the other Participants for their review a copy of each proposed income tax return at least two weeks prior to the date the return is filed.

  (b)  Tax Elections.  The partnership shall make the following elections for
       --------------
purposes of all partnership income tax returns:

       (a)  To use the accrual method of accounting.

    (b) Pursuant to the provisions at Section 706(b)(1) of the Code, to use as its taxable year the calendar year.

    (c) To deduct currently all development expenses to the extent possible under Sections 616 and 291 of the Code.

    (d) Unless the Participants unanimously agree otherwise, to compute the allowance for depreciation in respect of all depreciable Assets using the maximum accelerated tax depreciation method and the shortest life permissible.

    (e) To treat advance royalties as deductions from gross income for the year paid or accrued to the extent permitted by law.

    (f) To deduct currently qualified reclamation and closing costs in accordance with, and to the extent permitted by, Section 468 of the Code.

  Any other election required or permitted under the Code or any state tax law shall be made as determined by the Management Committee.

  Each Participant will elect under Section 617(a) of the Code to deduct currently all exploration expenses to the extent possible.

(c)  Allocations to Participants.  Allocations for tax purposes shall be
     ---------------------------
in accordance with the following:

    (a) Exploration expenses and development cost deductions shall be allocated among the Participants in accordance with their respective contributions to such expenses and costs.

    (b) Subject to Subparagraph (l) below, depreciation and loss deductions with respect to a depreciable Asset shall be allocated among the Participants in accordance with their respective contributions to the adjusted basis of the Asset which gives rise to the depreciation or loss deduction.

    (c) Production and operating cost deductions shall be allocated among the Participants in accordance with their respective contributions to such costs.

    (d) Subject to Subparagraph (l) below, cost depletion and any loss deduction with respect to a depletable property (as defined in Section 614 of the Code) shall be allocated to the Participants in accordance with their respective contributions to the adjusted basis of the depletable property. Percentage depletion under Section 613 of the Code shall be allocated (i) first in the same manner as cost depletion to the extent it does not exceed cost depletion and (ii) second, to the extent percentage depletion exceeds cost depletion, to the Participants in the same proportion as their distributive share of gross income from the depletable property (as determined under Section 613(c) of the Code) for the year in which such depletion is allowable.

          (e)  All deductions and losses which are not described in Subparagraph
(a) through (d) above, shall be allocated among the Participants in accordance with their respective contributions to the costs producing each such deduction or the adjusted basis of the Asset producing each such loss.

          (f) In the event that Section 11.1 of this Agreement (directing that each Participant shall take in kind and separately dispose of its share of all Products) is interpreted to mean only that a Participant is authorized to direct the disposition of its share of Products by the partnership all income, gains or losses realized by the partnership from such disposition shall be allocated to such Participant, and any deductions arising from expenditures incurred by such Participant in connection with such disposition (to the extent they are attributed to the partnership) shall also be allocated to such Participant. If, pursuant to Section 11.2 of this Agreement, the Manager purchases a Participant's share of Product for its own account, or sells such share of Product, the net profits or losses from such sale (computed after taking into account the reasonable expenses incurred) shall be allocated to the Participant.

          (g) Subject to Subparagraph (l) below, any gain recognized on the sale or other disposition of a depreciable Asset shall be allocated (i) first, to the extent such gain does not exceed the amount of depreciation claimed with respect to such Asset, to the Participants in proportion to the amount of such depreciation previously allocated to, or claimed by, them; and (ii) second, to the Participants in accordance with their Participating Interests.

          (h) Subject to Subparagraph (l) below, any gain recognized on the sale or other disposition of a depletable property (as defined in Section 614 of the Code) shall be allocated (i) first, to the extent such gain does not exceed the total Recapturable Deductions (as defined below) with respect to such Property, to the Participants in proportion to the total Recapturable Deductions previously allocated to, or claimed by, them with respect to such property (adjusted for any recapture of such deductions previously allocated to, or recognized by, the Participants) and (ii) second, to the Participants in accordance with their Participating Interests. As used in the previous sentence, "Recapturable Deductions" shall mean depletion deductions (to the extent reflected in the capital accounts of the Participants), exploration expense deductions, and development expense deductions attributable to a depletable property, reduced (but not below zero) by any prior recapture of such deductions.

          (i) Subject to Subparagraph (l) below, any recapture of exploration expenses under Section 617(b)(1)(A) of the Code, and any increase in taxable income realized by reason of the disallowance of depletion under Section 617(b)(1)(B) of the Code, shall be allocated to the Participants in the same manner as the related exploration expenses were allocated to, or claimed by, them.

          (j) Subject to Subparagraph (l) below, all other items of income and gain shall be allocated to the Participants in accordance with their Participating Interests.

          (k) All tax credits shall be allocated to the Participants in proportion to the allocation of the item of income, gain, loss or deduction generated by the receipt or expenditure giving rise to the credit. Any credit recaptures shall be allocated to the Participants in the same proportion as the related credit was allocated.

          (l) Notwithstanding the foregoing, in the event all or substantially all the Assets (by value) are sold or otherwise disposed of, any gain or loss recognized by the partnership shall be allocated among the Participants so that, to the extent possible, the Participants' resulting capital account balances are in proportion to the Participants' Participating Interests. Any recapture for tax purposes of mining exploration and development expenditures, depreciation deductions and depletion deductions arising by reason of such a sale or other disposition shall be allocated, to the extent consistent with the allocation of gain giving rise to such recapture, to the Participant which was originally allocated, or which originally claimed, the recaptured deduction.

          (m) Notwithstanding the foregoing, in accordance with Section 704(c) of the Code, income, gain, loss and deduction with respect to property contributed to the partnership by a Participant shall be shared among the Participants so as to take account of the variation between the basis of the property to the partnership and its fair market value at the time of contribution.

                                   ARTICLE 3
                                   ---------
                         CAPITAL ACCOUNTS; LIQUIDATION
                         ------------------------------
    (a)   Capital Accounts.
          ----------------
          (a) A separate capital account shall be established and maintained for each Participant. Such capital account shall be increased by (i) the amount of money contributed by the Participant to the partnership, (ii) the fair market value of property contributed by the Participant to the partnership (net of liabilities secured by such contributed property that the partnership is considered to assume or take subject to) and (iii) allocations to the Participant of partnership income and gain (or items thereof), including income and gain exempt from tax; and shall be decreased by (iv) the amount of money distributed to the Participant by the partnership, (v) the fair market value of property distributed to the Participant by the partnership (net of liabilities secured by such distributed property and that the Participant is considered to assume or take subject to), (vi) allocations to the Participant of expenditures of the partnership not deductible in computing its taxable income and not properly chargeable to a capital account, and (vii) allocations of partnership loss and deduction (or items thereof), excluding items described in (vi) above and percentage depletion to the extent it exceeds the adjusted tax basis of the depletable property to which it is attributable.

          (b) In the event that the capital accounts of the Participants are computed with reference to the book value of any Asset which differs from the adjusted tax basis of such Asset, then the capital accounts shall be adjusted for depreciation, depletion, amortization and gain or loss as computed for book purposes with respect to such Asset in accordance with Treasury Regulation
Section 1.704-1(b)(2)(iv)(g).

          (c) In the event any interest in the partnership is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the capital account of the transferor to the extent it relates to the transferred interest, except as provided in Treasury Regulation Section 1.704-1(b)(2)(iv)(1).

          (d) In the event property, other than money, is distributed to a Participant, the capital accounts of the Participants shall be adjusted to reflect the manner in which the unrealized income, gain, loss and deduction inherent in such property (that has not been reflected in the capital accounts previously) would be allocated among the Participants if there was a taxable disposition of such property for the fair market value of such property (taking
Section 7701(g) of the Code into account) on the date of distribution. For this purpose the fair market value of the property shall be determined as set forth in Paragraph 3.2(a) below.

          (e) The foregoing provisions, and the other provisions of this Agreement relating to the maintenance of capital accounts and the allocations of income, gain, loss, deduction and credit, are intended to comply with Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Management Committee shall determine that it is prudent to modify the manner in which the capital accounts, or any debits or credits thereto, are computed in order to comply with such Regulations, the Management Committee may make such modification, provided that it is not likely to have a material effect on the amount distributable to any Participant upon liquidation of the partnership pursuant to Paragraph 3.2 of this Exhibit C.

     (b)  Liquidation.  In the event the partnership is "liquidated" within
          -----------
the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g) then, notwithstanding any other provision of this Agreement to the contrary, the following steps shall be taken:

          (a) The capital accounts of the Participants shall be adjusted to reflect any gain or loss which would be realized by the partnership and allocated to the Participants pursuant to the provisions of Article II of this Exhibit C if the Assets had been sold at their fair market value at the time of liquidation. The fair market value of the Assets shall be determined by the Participants provided, however, that in the event that the Participants fail to agree on the fair market value of any Asset, its fair market value shall be determined by a nationally recognized independent engineering firm or other qualified independent party approved by all Participants.

          (b) Following the adjustments described in Subparagraph (a) above, any Participant with a negative balance in its capital account shall contribute an amount of cash to the partnership sufficient to achieve a zero balance in its capital account.

          (c) Following the adjustments described in Subparagraphs (a) and (b) above, if the capital account balance of any Participant (stated as a percentage of the capital account balances of all Participants) is not equal to the Participant's Participating Interest, then any Participant whose capital account balance is less than its Participating Interest shall have the option, but not the obligation, upon ten (10) days notice by the Manager, to contribute a sufficient amount of cash to the partnership to cause its capital account balance and Participating Interest to be in parity.

          (d) After making the foregoing adjustments and/or contributions, all remaining Assets shall be distributed to the Participants in accordance with the balances in their capital accounts. Unless otherwise expressly agreed by all Participants, each Participant shall receive an undivided interest in each and every Asset determined by the ratio of the amount in each Participant's capital account to the total of all the Participants' capital accounts. Assets distributed to the Participants shall be deemed to have a fair market value equal to the value assigned to them pursuant to Paragraph 3.2(a) above.

          (e) Any contribution by a Participant to the partnership to restore the capital account of such Participant to zero, and all distributions to the Participants in respect of their capital accounts shall be made in accordance with the time requirements of Treasury Regulation Sections 1.704-
1(b)(2)(ii)(b)(2) and (3).

                                   ARTICLE 4
                                   ---------
                              SALE OR ASSIGNMENT
                              -------------------

    (a)  Agreement Not to Terminate .  The Participants agree that if any one of
       ---------------------------
them makes a sale or assignment of its Participating Interest under this Agreement, such sale or assignment will be structured so as not to cause a termination under Section 708(b)(1)(B) of the Code. If a Section 708(b)(1)(B) termination is caused, the terminating Participant will indemnify all nonterminating Participants and save them harmless on an after tax basis for any increase in taxes, interest, and penalties or decrease in credits to the nonterminating Participants caused by the termination of the partnership.

                                   EXHIBIT D
                                   ---------
                       NET PROFITS INTEREST CALCULATION
                       --------------------------------

      1.  Calculation and Payment.  In the event either Participant (the
          -----------------------
"Payee") is entitled to a payment based upon the Net Profits derived from the Properties , the amounts due Payee shall be determined as of the end of each calendar quarter and shall be accounted for and distributed as follows:

          (a) The Payor shall establish and maintain on its books a separate net profits account (the "Account") in accordance with good accounting practices. The account shall be a noninterest-bearing account. The books and records of the Account shall be open for examination, inspection, copying and audit by Payee and its accredited representatives at all reasonable times and the Payee's sole expense.

          (b) The Account shall be credited with: (i) An amount equal to the sale proceeds with effect from the Effective Date of the Mining Venture Agreement (the "NPI Date") actually received by Payor for all minerals produced from the Properties. If the Product is refined gold or silver, gross revenues shall be determined as to gold by multiplying the average London Bullion Market Association daily p.m. gold fixing for the calendar quarter and as to silver by multiplying the average New York Silver Price as published by Handy & Harman for the calendar quarter by the number of ounces of gold or silver outturned to the nonwithdrawing Participant's pool account (or to a third party account for the benefit of such Participant) by an independent third-party refinery on either a provisional or final settlement basis during the calendar quarter; (ii) the net sale proceeds after sales and use taxes received by Payor from the sale of any equipment, materials or supplies, the cost of which was charged to the Account; and (iii) the amount of all judgments, awards, or revenues collected by Payor pertaining to the minerals produced from the Properties . If the Account is credited under subparagraph (1) in respect of minerals taken by the Payor in kind, the Account shall not be thereafter credited or debited for actual sale proceeds in respect of such minerals.

          (c) The Account shall with effect from the NPI Date be charged with all items included in Article II of Exhibit B to the Mining Venture Agreement pertaining to Payor's activities insofar and to the extent the same are properly allocable to the Properties and the following: (i) all expenses incurred relative to the sale of Products, including (to the extent actually paid) an
                                            -----------------------------
allowance for commissions at rates which are normal and customary in the industry; (ii) Interest on monies borrowed or advanced for costs and expenses of Operations, at an annual rate equal to two percentage points above the Prime
- -------------                             ---
Rate, but in no event in excess of the maximum permitted by law; and (iii) Reasonably anticipated reclamation costs.

          (d) Amounts due Payee with respect to its Net Profits Interest shall be determined for each calendar quarter by deducting the aggregate of any charge balance existing in the Account at the first of such quarter, plus the total charges properly made thereto during such quarter, from the sum of any credit balance existing in the Account at the first of such quarter and total credits properly made thereto during such quarter. Payee shall receive payments attributable to its Net Profits Interest only for such calendar quarters when such credits exceed such charges and shall not receive payment of any Net Profits accrued when Payee's Net Profits Interest is created. On or before the last day of the month following the close of each calendar quarter, Payor shall furnish to Payee a detailed statement clearly reflecting the condition of the Account as of the close of business on the last day of the preceding calendar quarter. Any deficit or loss (i.e., an excess of charges over credits) reflected to any such statement shall be carried forward in the Account for the next and succeeding calendar quarters until such deficit or loss has been liquidated. In case of net profits in the Account (i.e., an excess of credits over charges) as reflected in any such statement, payment to Payee of the portion of such net profits attributable to its Net Profits Interest shall be enclosed with the statement rendered to Payee and the Account shall then be charged with an amount equal to the final amount on which the payment to Payee shall have been calculated.

          2.  Successors in Interest.  It is the intention of the parties that
               ---------------------
the net profits interest payable to Payee is transferable by Payee and constitutes a burden on the Properties which is an obligation of Payor or of Payor's successors in interest to the Properties.

          3.  Nature of Interest.  The Net Profits Interest is strictly a
              ------------------
passive interest and the holder thereof shall have no right to participate in any management or operational decisions. The payor of Net Profits makes no representations or covenants, express or implied, as to whether any Exploration, Development, Mining or other operations will ever be conducted upon the properties subject to the Net Profits Interest. Whether or not any such operations shall ever be conducted, and the timing, extent, location, duration and manner and method of conducting same, shall be determined in the sole discretion of the Payor.

                                   EXHIBIT E
                                   ---------
                                   INSURANCE
                                   ---------

    The Manager shall, at all times while conducting Operations, comply fully with the applicable worker's compensation laws and purchase, or provide through self-insurance, protection for the Participants comparable to that provided under standard form insurance policies for (i) commercial general liability insurance, with policy limits for Bodily Injury and Property Damage not less than $1,000,000 per occurrence; and (ii) adequate and reasonable insurance against risk of fire and other risks ordinarily insured against in similar operations. If the Manager elects to self-insure, it shall charge to the Joint Account an amount equal to the premium it would have paid had it secured and maintained a policy or policies of insurance on a competitive bid basis in the amount of such coverage. Each Participant shall self-insure or purchase for its own account such additional insurance as it deems necessary.

                                   EXHIBIT F
                                   ---------

                             INITIAL WORK PROGRAM
                             --------------------
                                  AND BUDGET
                                  ----------


Initial Program and Budget through September 29, 1996

* Data transfer and compilation
* Review geophysical program
* Geological mapping
* Geochemical sampling program
* Follow-up drill program for the mineralization identified at the northwest extension of the original Gold Bar deposit
* Pediment and Range Front exploration drilling

GRANGES may make such changes in the initial Program and Budget as GRANGES deems appropriate, in its sole and absolute discretion. However, the cost of the program herein contemplated shall comprise, at a minimum, $625,000.00 of Exploration and Development Expenditures.

                                   EXHIBIT G
                                   ---------

                                 DEFINITION OF
                                 -------------
                              NET SMELTER RETURNS
                              -------------------

In addition to its Participating Interest, ATLAS shall be entitled to receive a production royalty equal to two percent (2%) of the Net Smelter Returns (as defined below) from the sale of any Product produced and sold from Parts 1 and 3 of Exhibit A to the Agreement that are included in the Selected Properties. The Net Smelter Returns production royalty shall not apply to production from any of the Properties that, as of the date of the Agreement, are burdened by royalties payable to any third party. "Net Smelter Returns" are defined as the gross proceeds received by the Participants from the sale of Products derived from the applicable portion of the Selected Properties (the "Royalty Properties), less
(a) all costs to the Manager or Participants of weighing, sampling, determining moisture content and packaging such material and of loading and transporting it to the point of sale, including insurance and in transit security costs; (b) all charges and penalties imposed by the smelter, refinery or purchaser; and (c) ad valorem taxes, severance taxes, state royalties, and such other taxes that, as of the date of the Agreement, are imposed upon production. For purposes of calculating Net Smelter Returns in the event the Manager or Participants elect not to sell any portion of any gold derived from the Royalty Properties, but instead elect to have the final product of any such gold credited to or held for its account with any smelter, refiner or broker, such gold shall be deemed to have been sold at the Quoted Price (as defined below) on the day such gold is actually credited to or placed in such account. For purposes of determining the percentage of the royalty payable to ATLAS on gold produced from the Royalty Properties, the "Quoted Price" shall mean the price per ounce of gold as quoted on the London P.M. fix on the day prior to the date of final settlement from the smelter, refinery or other buyer of the gold on which the royalty is to be paid.

In the event that, subsequent to the date of the Agreement, new severance taxes, federal or state royalties, ad valorem taxes or other taxes upon production are imposed or increased ("New or Increased Burdens"), the amounts of such New or Increased Burdens paid with respect to production from the Royalty Properties shall be credited in full against the production royalty payable to ATLAS hereunder; provided that in no event shall the production royalty payable to ATLAS hereunder be reduced by operation of such credit to less than one percent (1%) of the Net Smelter Returns realized by the Participants from the sale of any Products produced and sold from the Royalty Properties.

All production royalties shall be computed and paid on a monthly basis. At the time of making each such payment, ATLAS shall receive a statement showing the amount of such production royalty and the manner in which it was determined.
All records relating to the calculation of such royalties shall be available for inspection by ATLAS for the purpose of confirming the accuracy of such statements. Any such inspection shall be for a reasonable length of time during regular business hours, at a mutually convenient time, upon reasonable notice. Any complaint or objection which

ATLAS may wish to raise with respect to production royalties payable hereunder shall be made by ATLAS in writing within six months after the end of the calendar year in which such payment was made to ATLAS or shall be deemed to have been waived by ATLAS.

All determinations with respect to: (a) whether ore will be beneficiated, processed, milled or sold in a raw state, (b) the methods of beneficiating, processing or milling any such ore, (c) the constituents to be recovered therefrom, and (d) the purchasers to whom any ore, minerals or mineral substances may be sold, shall be made by the Manager or Participants in their sole and absolute discretion.

The mineral content of Products mined and removed from the Royalty Properties (excluding ore leached in place) and the quantities of constituents recovered therefrom shall be determined by the Manager or Participants, or with respect to Products which are sold, by the mill or smelter to which the Products are sold, in accordance with standard sampling and analysis procedures, and shall be a weighted average based on the total amount of Products from the Royalty Properties crushed and sampled or the constituents recovered. Upon reasonable advance notice, ATLAS shall have the right to have representatives present at the time samples are taken for the purpose of confirming that the sampling and analysis procedure is proper.

The Manager or Participants shall have the right of commingling any Products which are mined under this Agreement with any other similar ores, minerals or mineral substances, provided that the commingling is accomplished only after the volume or weight of such ore, minerals or mineral substances, as the case may be, has been fairly and accurately measured and such ore, minerals and mineral substances sampled. An accurate record of the weight or volume, along with the results of the sampling of such ore, minerals or mineral substances which are so commingled shall be kept and made available to ATLAS at all reasonable times.

In the event that ATLAS owns an interest in any Products extracted from any part of the Royalty Properties which is less than the entire undivided mineral or working interest in such Products (subject to GRANGES' Participating Interest therein), then the production royalties herein reserved and attributable to ATLAS shall be paid to ATLAS only in the proportion that ATLAS' interest in such production bears to the entire undivided mineral or working interest therein.

The production royalty provided for herein is strictly a passive interest and shall not entitle the holder thereof to participate in any management or operation decisions. The payor of the production royalty makes no representations or covenants, express or implied, as to whether any exploration, Development, Mining or other Operations will ever be conducted upon the Royalty Properties. Whether or not any such operations shall ever be conducted, and the timing, extent, location, duration, manner and method of conducting same, shall be determined in the sole discretion of the payor.

                                      G-2